UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933File No. 333-229640
Pre-Effective Amendment No.
☐
Post-Effective Amendment No. 9
☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940File No. 811-08301
Amendment No. 264
☒
(Check appropriate box or boxes.)
Nationwide VLI Separate Account-4

(Exact Name of Registrant)
Nationwide Life Insurance Company

(Name of Depositor)
One Nationwide Plaza, Columbus, Ohio 43215

(Address of Depositor's Principal Executive Offices) (Zip Code)
(614) 249-7111

Depositor's Telephone Number, including Area Code
Denise L. Skingle, Senior Vice President and Secretary
One Nationwide Plaza, Columbus, Ohio 43215

(Name and Address of Agent for Service)
May 1, 2023

Approximate Date of Proposed Public Offering
It is proposed that this filing will become effective (check appropriate box)
☐ immediately upon filing pursuant to paragraph (b)
☒ on May 1, 2023 pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)
☐ on (date) pursuant to paragraph (a)(1)
If appropriate, check the following box:
☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Nationwide Innovator Corporate VUL®
Individual Flexible Premium Adjustable Variable Universal Life Insurance Policies
Issued by
Nationwide Life Insurance Company
through its
Nationwide VLI Separate Account-4
The date of this prospectus is May 1, 2023.
The policy described in this prospectus is not available in the state of New York.
Variable life insurance is complex. This prospectus is designed to provide prospective policy owners with information about the policy that will assist them when making a decision whether or not to purchase the policy. Nationwide encourages prospective policy owners to take time to understand the policy and its potential benefits and risks. In consultation with their financial professional, prospective policy owners should use this prospectus in conjunction with the policy and composite illustration to compare the benefits and risks of this policy against those of other life insurance policies.
This prospectus contains basic information about the policy, and the policy owner should read this entire prospectus, and the policy carefully, and consult with a trusted financial professional.
Telephone:	1-877-351-8808 (TDD: 1-800-238-3035)
Facsimile:	1-855-677-2357
Internet:	www.nationwide.com
U.S. Mail:	Nationwide Life Insurance Company Nationwide Business Solutions Group PO Box 182568 Columbus, OH 43218-2568
Variable life insurance policies are not insured by the Federal Deposit Insurance Corporation or any other federal government agency, and are not deposits of, guaranteed by, or insured by the depository institution where offered or any of its affiliates. The SEC has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Additional information about certain investment products, including variable life insurance policies, has been prepared by the SEC’s staff and is available at Investor.gov.
Under state law a policy owner may, for a limited time, cancel the policy and receive a refund (commonly referred to as the "right to cancel" period). The length of the right to cancel period depends on state law and may vary depending on whether the policy was purchased to replace another policy. The minimum right to cancel period is 10 days. Upon cancellation, Nationwide will refund the amount prescribed by state law. The amount Nationwide refunds will be Cash Value and any charges deducted or, in certain states, the greater of the Premium paid or the policy's Cash Value plus any charges deducted. For more information, see Right to Cancel (Examination Right).
This prospectus is not an offering in any jurisdiction where such offering may not lawfully be made. Not all Riders, terms, conditions, benefits, programs, features and investment options are available or approved for use in every state. Contact the Service Center to review a copy of the policy and any Riders or endorsements. This prospectus contains all material rights and features of the policy.
The purpose of this policy is to provide life insurance protection for the beneficiary named by the policy owner. If the purchaser’s primary need is not life insurance protection, then purchasing this policy may not be in the best interest of the purchaser. Nationwide makes no claim that the policy is in any way similar or comparable to a systematic investment plan of a mutual fund.
If this policy is being purchased to replace existing life insurance, the purchaser should carefully consider the benefits, features, and costs of this policy versus those of the policy being replaced.
The policy includes an Enhancement Benefit which is a partial return of charges upon certain surrenders. Policies without such a benefit may have lower overall charges when compared to the policies described in this prospectus. The value of this benefit may be more than off-set by the higher overall charges associated with having such a benefit.

Nationwide offers a variety of variable universal life policies. Despite offering substantially similar features and investment options, certain policies may have lower overall charges than others including the policy described herein. These differences in charges may be attributable to differences in sales and related expenses incurred in one distribution channel versus another.
The policy is intended to be sold through corporate sponsored benefit programs. When purchased in connection with such benefit programs, the policy may qualify for simplified underwriting. Simplified underwriting means that a physical examination to obtain medical information on the Insured is generally not required to issue the policy.

Glossary
Accumulation Unit – An accounting unit of measure of an investment in, or share of, a Sub-Account. Accumulation Unit values are initially set at $10 for each Sub-Account.
Actively At Work and Actively-At-Work Requirement – Requirements that the Insured must satisfy in order for
Nationwide to consider issuing the policy on their life. If an Insured is not Actively At Work on the Policy Date, then the Insured is not an eligible Insured under the policy. Actively-At-Work Requirements are stated on the insurance schedule part of the application and/or policy amendment.

Attained Age – A person's Issue Age plus the number of full years since the Policy Date.
Base Policy Specified Amount – The amount of insurance coverage selected under the base policy, excluding any Rider Specified Amount.
Cash Surrender Value – The amount payable to the policy owner upon a full surrender of the policy. This amount is equal to the Enhanced Cash Value, minus Indebtedness and outstanding policy charges.
Cash Value – The total amount allocated to the Sub-Accounts, the policy loan account, and the Fixed Account.
Code – The Internal Revenue Code of 1986, as amended.
Death Benefit – The amount paid upon the Insured's death, before the deduction of any Indebtedness, or due and unpaid policy charges.
Enhanced Cash Value – The sum of the policy's Cash Value plus the Enhancement Benefit, if applicable.
Enhancement Benefit – An additional amount added to the policy's Cash Value upon a full surrender of the policy during the applicable policy years, provided the qualifying conditions have been satisfied.

Excess Premium – Any Premium applied to the policy that is not considered Target Premium.
Fixed Account – An investment option that is funded by Nationwide's general account.
Grace Period – A 61-day period after which the Policy will Lapse if sufficient payments are not made to prevent Lapse.
In Force – Any time during which benefits are payable under the policy and any elected Rider(s).
Indebtedness – The total amount of all outstanding policy loans, including principal and interest due.
Insured – The person whose life is insured under the policy, and whose death triggers payment of the Death Benefit.
To be eligible to be Insured under the policy, the Insured must meet all Actively-At-Work Requirements on the Policy
Date, must have validly consented to be insured under the policy and meet any other underwriting requirements, including evidence of insurability.

Investment Experience – The market performance of a mutual fund/Sub-Account.
Issue Age – A person's age based on their last birthday on or before the Policy Date.
Lapse – The policy terminates without value.
Maturity Date – The policy anniversary on which the Insured reaches Attained Age120.
Minimum Required Death Benefit – The lowest Death Benefit that will qualify the policy as life insurance under the Code.
Nationwide – Nationwide Life Insurance Company.
Net Amount At Risk – The base policy's Death Benefit minus the policy's Cash Value.
Net Asset Value (NAV) – The price of each share of a mutual fund in which a Sub-Account invests. NAV is calculated by subtracting the mutual fund's liabilities from its total assets, and dividing that figure by the number of shares outstanding. Nationwide uses NAV to calculate the value of Accumulation Units. NAV does not reflect deductions made for charges taken from the Sub-Accounts.

Net Premium – The amount of Premium applied to the policy after the deduction of the Percent of Premium Charge.
Policy Date – The date the policy takes effect as shown in the Policy Data Pages. Policy years, months, and anniversaries are measured from this date.

Policy owner or Owner – The person or entity named as the owner on the application, or the person or entity assigned ownership rights.
Policy Proceeds or Proceeds – The amount payable upon termination of the policy. Policy Proceeds may constitute the Death Benefit, the Maturity Proceeds, or the Cash Surrender Value upon a full surrender of the policy.

Policy Data Page(s) – The Policy Data Page(s) are issued as part of the policy and contain information specific to the policy and the Insured, including coverage and Rider elections. Updated Policy Data Page(s) will be issued if the policy owner makes any changes to coverage elections after the policy is issued.

Premium – Amount(s) paid to purchase and maintain the policy.
Rider – An optional benefit purchased under the policy. Rider availability and Rider terms may vary depending on the state in which the policy was issued.
Rider Specified Amount – The portion of the Total Specified Amount attributable to the Additional Term Insurance Rider.
SEC – Securities and Exchange Commission.
Service Center – The department of Nationwide responsible for receiving all service and transaction requests relating to the policy. For service and transaction requests submitted other than by telephone (including fax requests), the
Service Center is Nationwide's mail and document processing facility. For service and transaction requests communicated by telephone, the Service Center is Nationwide's operations processing facility. Information on how to contact the Service Center is in the Contacting the Service Center provision.

Sub-Account(s) – The mechanism used to account for allocations of Net Premium and Cash Value among the policy's variable investment options.
Substandard Rating – An underwriting classification based on medical and/or non-medical factors used to determine what to charge for life insurance based on characteristics of the Insured beyond traditional factors for standard risks, which include age, and tobacco habits of the Insured. Substandard Ratings are shown in the Policy Data Pages as rate class multiples (medical factors) and/or monthly flat extras (medical and/or non-medical factors). The higher the rate class multiple or monthly flat extra, the greater the risk assessed and the higher the cost of coverage.

Target Premium – The maximum amount of Premium the policy owner may pay to purchase Base Policy Specified
Amount under Section 7702A of the Code and still have the policy treated as a life insurance contract for federal tax purposes. This is the maximum Premium that the policy owner may pay based on the "7-Pay method", which determines the limits on Premium payments in each of the first seven policy years. The actual amount is based on numerous factors which include the Issue Age of the Insured, Substandard Ratings (if any), and an adjustment for any Premium exchanged into the policy under Section 1035 of the Code.

Total Specified Amount – The sum of the Base Policy Specified Amount and the Rider Specified Amount, if applicable.
Valuation Period – The period during which Nationwide determines the change in the value of the Sub-Accounts.
One Valuation Period ends and another begins as of the close of regular trading on the New York Stock Exchange.

Variable Account – Nationwide VLI Separate Account-4, a separate account that Nationwide established to hold policy owner assets allocated to variable investment options. The Variable Account is divided into Sub-Accounts, each of which invests in a separate underlying mutual fund.

Table of Contents (continued)

Important Information You Should Consider About the Policy
FEES AND EXPENSES
Charges for Early Withdrawals
Surrender Charge – There are no surrender charges upon a full surrender of the policy.

Partial Surrender Fee – Deducted from the partial surrender amount requested (see
Partial Surrender Fee). Currently, Nationwide waives the Partial Surrender Fee.
Nationwide may elect in the future to assess a Partial Surrender Fee. The Partial
Surrender Fee assessed to each surrender will not exceed $25.

Transaction Charges
The policy owner may also be charged for other transactions as follows:
• Percent of Premium Charge – Deducted from each Premium payment applied to a policy.
• Illustration Charge – Upon requesting excessive illustrations (more than 10 requests in any 12 month period).
• Rider Charges – One time rider charges for certain benefits, deducted upon invoking the rider.
See Standard Policy Charges and Policy Riders and Rider Charges.

Ongoing Fees and Expenses (periodic charges)
In addition to surrender charges and transaction charges, an investment in the policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the policy and the cost of optional benefits available under the policy, and such fees and expenses are set based on characteristics of the Insured (e.g., age, sex, and rating classification), see Standard Policy Charges and Policy Riders and
Rider Charges. Please refer to the Policy Data Page(s) of your policy for rates applicable to the policy.

A policy owner will also bear expenses associated with the underlying mutual funds under the policy, as shown in the following table:
	Annual Fee	Minimum	Maximum
	Investment options (underlying mutual fund fees and expenses)	0.03%[1]	1.82%[1]
1 As a percentage of underlying mutual fund assets.

RISKS
Risk of Loss	Policy owners of variable life insurance can lose money by investing in the policy, including loss of principal (see Principal Risks).
Not a Short-Term Investment
The policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash (see Principal Risks).

In addition, taking policy loans may increase the risk of Lapse and may result in adverse tax consequences (see Policy Loans).

Risks Associated with Investment Options
• Investment in this policy is subject to the risk of poor investment performance of the investment options chosen by the policy owner.
• Each investment option and each general account option will have its own unique risks.
• Review the prospectuses and disclosures for the investment options before making an investment decision.
See Principal Risks.

Insurance Company Risks
Investment in the policy is subject to the risks associated with Nationwide, including that any obligations (including under any general account options), guarantees, or benefits are subject to the claims-paying ability of Nationwide. More information about Nationwide, including its financial strength ratings, is available by contacting the Service Center (see
Principal Risks).

RISKS
Policy Lapse
The policy is at risk of Lapsing when the Cash Surrender Value is insufficient to cover the monthly policy charges, including Rider charges. Cash Surrender Value can be reduced by unfavorable Investment Experience, policy loans, partial surrenders and the deduction of policy charges. Payment of insufficient Premium may cause the policy to Lapse. There is no separate additional charge associated with reinstating a Lapsed policy. The Death
Benefit will not be paid if the policy has Lapsed.

For more information, see Principal Risks and Lapse.

RESTRICTIONS
Investments
• Nationwide may restrict the form in which Sub-Account transfer requests will be accepted (see Sub-Account Transfers).
• Nationwide may limit the frequency and dollar amount of transfers involving the fixed interest options (see Fixed Account Transfers).
• Nationwide reserves the right to add, remove, and substitute investment options available under the policy (see Addition, Deletion, or Substitution of Mutual Funds).

Optional Benefits
• Certain optional benefits may be subject to availability, eligibility, and/or invocation requirements. Availability of certain optional benefits may be subject to Nationwide’s underwriting approval for the optional benefit.
• Nationwide reserves the right to discontinue offering any optional benefit. Such a discontinuance will only apply to new policies and will not impact any policies already In
Force.
For more information, see Policy Riders and Rider Charges.

TAXES
Tax Implications
• Consult with a tax professional to determine the tax implications of an investment in and payments received under this policy.
• Earnings on the policy are generally not taxable to the policy owner, unless withdrawn from the policy. Partial and full surrenders from the policy will be subject to ordinary income tax and may be subject to a tax penalty.
For more information, see Taxes.

CONFLICTS OF INTEREST
Investment Professional Compensation
Some financial professionals receive compensation for selling the policy. Compensation can take the form of commission and other indirect compensation in that Nationwide may share the revenue it earns on this policy with the financial professional’s firm. This conflict of interest may influence a financial professional, as these financial professionals may have a financial incentive to offer or recommend this policy over another investment (see A
Note on Charges).

Exchanges
Some financial professionals may have a financial incentive to offer an investor a new policy in place of the one he/she already owns. An investor should only exchange his/her policy if he/she determines, after comparing the features, fees, and risks of both policies, that it is preferable for him/her to purchase the new policy, rather than to continue to own the existing one (see Exchanging the Policy for Another Life Insurance Policy).

Overview of the Policy
Purpose
The primary benefit of this policy is life insurance coverage. Nationwide will pay the Death Benefit Proceeds upon the Insured's death if the Insured dies while the policy is In Force. The policy is In Force when: the policy has been issued; the initial Premium has been paid; the Insured is living; the policy has not been surrendered for its Cash Surrender Value; and the policy has not Lapsed.
The Cash Value and Death Benefit, to the extent the Death Benefit includes or is based on the Cash Value, will not be fixed but will be dependent on the investment performance of the investment options in which the policy owner is invested, and cumulative separate account and policy charges assessed by Nationwide over the life of the policy.
Prospective purchasers should consult with a financial professional to determine whether this policy is appropriate for them, taking into consideration his/her particular needs, including investment objectives, risk tolerance, investment time horizon, marital status, tax situation, and other personal characteristics. Generally speaking, this policy is intended as a long-term investment, it is not a short-term investment and is not appropriate for an investor who needs ready access to cash, see Principal Risks.
Premiums
The policy owner will select a Premium payment plan for the policy at the time of application. Within limits, the policy owner may vary the frequency and amount of Premium payments, see Premium Payments and Unfavorable Sub-Account Investment Experience .
Net Premium, loan repayments, and Cash Value may be allocated among fixed and/or variable investment options available in the policy.
The policy currently offers a fixed investment option which will earn interest daily, see Fixed Account.
The variable investment options offered under the policy correspond to mutual funds designed to be the underlying investment options of variable insurance products. Nationwide VLI Separate Account-4 contains a separate Sub-Account for each of the underlying mutual funds offered in the policy.
Additional information about the underlying mutual funds is available in Appendix A: Underlying Mutual Funds Available Under the Policy.
Payment of insufficient Premium may cause the policy to Lapse.
Policy Features
Death Benefit Options
Note: The Death Benefit will be the greater of the amount produced by the death benefit option in effect on the date of the Insured's death or the Minimum Required Death Benefit, see The Minimum Required Death Benefit .
Death Benefit Option 1: The Death Benefit will be the Total Specified Amount as of the Insured's date of death.
Death Benefit Option 2: The Death Benefit will be the Total Specified Amount plus the Enhanced Cash Value as of the Insured's date of death.
For additional information, see Standard Death Benefit Options.
Choice of Policy Proceeds
The Policy Proceeds will be paid in a lump sum.
Coverage Flexibility
Subject to conditions, the policy owner may choose to:
•
change the death benefit option;
•
increase or decrease the Base Policy Specified Amount and/or Rider Specified Amount;
•
change beneficiaries; and

•
change ownership of the policy.
Access to Cash Value
Subject to conditions, the policy owner may:
•
take a policy loan, see Policy Loans.
•
take a partial surrender, see Partial Surrender.
•
surrender the policy for its Cash Surrender Value at any time while the policy is In Force, see Full Surrender.
Transfer Requests
Policy owners may request to transfer allocations between available investment options of the policy (i.e., the Fixed Account and Sub-Accounts). Requests to transfer allocations between policy investment options will be processed in the Valuation Period they are received at the Service Center as long as the request is in good order. Requests that are not in good order may be delayed or returned, see Contacting the Service Center.
Restrictions or limitations on transfers from the general account option(s) may delay a policy owner’s ability to transfer Cash Value to the Sub-Accounts. Additionally, transfer requests from a Sub-Account may be subject to short-term trading fees and policies and procedures intended to reduce the potentially detrimental impact that disruptive trading has on Investment Experience. For additional information, see Transfers Among and Between the Policy Investment Options.
Taxes
Earnings on the policy are generally not taxable to the policy owner, unless withdrawn from the policy. This is known as tax deferral. In addition, beneficiaries generally will not have to include Death Benefit Proceeds as taxable income, see Taxes.
Assignment
Policy owners may assign the policy as collateral for a loan or another obligation while the policy is In Force, see Assigning the Policy.
Right to Cancel (Examination Right)
For a limited time, the policy owner may cancel the policy and Nationwide will refund the amount prescribed by state law, see Right to Cancel (Examination Right).
Riders
The policy owner may purchase one or more of the Riders listed below, subject to availability in the state where the policy is issued. There may be additional charges assessed for elected Riders and Rider charges may vary based upon the individual characteristics of the Insured. Operation and benefits of the Riders described in this prospectus may vary by the state where the policy is issued.
•
Overloan Lapse Protection Rider
•
Additional Term Insurance Rider
For additional information, see Policy Riders and Rider Charges.

Fee Table
The following tables describe the fees and expenses that a policy owner will pay when buying, owning, and surrendering or taking partial surrenders from the policy. Please refer to the Policy Data Pages of your policy for information about the specific fees you will pay based on the options you have elected.
The first table describes the fees and expenses that a policy owner will pay at the time the policy owner pays Premium into the policy, takes partial surrenders from the policy, or transfers Cash Value between investment options.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Percent of Premium Charge[1]	Upon making a Premium payment	Maximum: Policy Year 1 12% of Premium received up to Target Premium for all policies; 12% of Premium received that exceeds Target Premium for all policies
Currently:
Policy Year 1

10% of Premium received
up to Target Premium for
all policies;
2% of Premium if the
policy
is a modified
endowment contract[2]; and
0% of Premium received
that exceeds
Target Premium if the
policy is not a
modified endowment
contract

Illustration Charge[3]	If illustration requests exceed 10 in any 12 month period	Maximum: $25	Currently: $25
Partial Surrender Fee	Upon a partial surrender	Maximum: $25	Currently: $0
Overloan Lapse Protection Rider Charge†	Upon invoking the Rider
Maximum:
For policies issued with
the guideline premium/
cash value corridor test:
$42.50 per $1,000 of
Cash Value
For policies issued with
the cash value
accumulation test:
$157 per $1,000 of Cash
Value
Minimum: $1.50 per $1,000 of Cash Value
Representative: an Attained Age 85 Insured with a Cash Value of $500,000	Upon invoking the Rider	$32 per $1,000 of Cash Value
†
This charge will vary based upon the individual characteristics of the Insured. Representative charges shown in the table may not be representative of the charge that a particular policy owner will pay. Policy owners can request an illustration of specific costs and/or see the Policy Data Pages for information about specific charges of the policy.
1
The Percent of Premium Charge is assessed each time a Premium payment is received. The Percent of Premium Charge will depend on whether the Target Premium for the year in which the Premium is received has been reached. For the applicable charge for all policy years after the first policy year, see Percent of Premium Charge.
2
For policies with applications dated on or after October 1, 2020 that are modified endowment contracts the charge is 2%. For policies with applications dated before October 1, 2020 that are modified endowment contract, and for all policies that are not modified endowment contracts, the charge is 0%.
3
The policy owner will be expected to pay the Illustration Charge at the time of the request. This charge will not be deducted from the policy's Cash Value.

The next table describes the fees and expenses that a policy owner will pay periodically while the policy is In Force, not including mutual fund operating expenses.
Periodic Charges Other than Annual Underlying Mutual Fund Expenses
Base Contract Charges
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance Charge†	Monthly	Maximum: $83.33 per $1,000 of Net Amount At Risk	Minimum: $0.03 per $1,000 of Net Amount At Risk
Representative: an individual Insured, unisex, Issue Age 42, non-tobacco, Total Specified Amount $250,000, Death Benefit Option 1, policy year 10 and issued on a guaranteed issue basis	Monthly	Currently: $0.37 per $1,000 of Net Amount At Risk[1]
Flat Extra Charge[2]	Monthly	Maximum: $2.08 per $1,000 of Net Amount At Risk for each Flat Extra assessed
Base Policy Specified Amount Charge†	Monthly	Maximum: $0.40 per $1,000 of Base Policy Specified Amount	Minimum: $0.00 per $1,000 of Base Policy Specified Amount
Representative: an individual Insured, unisex, Issue Age 42, non-tobacco, Total Specified Amount $250,000, Death Benefit Option 1, policy year one and issued on a guaranteed issue basis	Monthly	Currently: $0.00 per $1,000 of Base Policy Specified Amount[3]
Variable Account Asset Charge	Monthly	Maximum: 0.90% of Cash Value allocated to the Sub- Accounts	Currently: 0.65% of Cash Value allocated to the Sub- Accounts[4]
Administrative Per Policy Charge	Monthly	Maximum: $10.00 per policy	Currently: $0.00 per policy[5]
Policy Loan Interest Charge[6]	Annually and at the time of certain events and transactions	Maximum: 2.50% of Indebtedness	Currently: 2.00% of Indebtedness
Optional Benefit Charges
Charge	When Charge is Deducted	Amount Deducted
Additional Term Insurance Rider Cost of Insurance Charge† The Rider is available for election until the Insured reaches Attained Age 100.	Monthly	Maximum: $83.33 per $1,000 of Rider Death Benefit	Minimum: $0.01 per $1,000 of Rider Death Benefit
Representative: an individual Insured, unisex, Issue Age 42, non-tobacco, Total Specified Amount $250,000, Death Benefit Option 1, policy year 10 and issued on a guaranteed issue basis	Monthly	$0.16 per $1,000 of Rider Death Benefit[7]

Optional Benefit Charges
Additional Term Insurance Rider Specified Amount Charge†	Monthly	Maximum: $0.40 per $1,000 of Rider Specified Amount	Minimum: $0.00 per $1,000 of Rider Specified Amount
Representative: an individual Insured, unisex, Issue Age 42, non-tobacco, Total Specified Amount $250,000, Death Benefit Option 1, policy year one and issued on a guaranteed issue basis	Monthly	$0.00 per $1,000 of Rider Specified Amount
†
This charge will vary based upon the individual characteristics of the Insured. Representative charges shown in the table may not be representative of the charge that a particular policy owner will pay. Policy owners can request an illustration of specific costs and/or see the Policy Data Pages for information about specific charges of the policy.
1
For policies with a Policy Date on or after January 1, 2023, the Representative example for the Cost of Insurance Charge is $0.37 per $1,000 of Net Amount At Risk. For policies with a Policy Date prior to January 1, 2023, the Representative example for the Cost of Insurance Charge is $0.31 per $1,000 of Net Amount At Risk.
2
The Flat Extra Charge is only applicable if certain factors result in an Insured having a Substandard Rating, see Cost of Insurance. An Insured with more than one Substandard Rating may be assessed more than one Flat Extra Charge.
3
For policies with a Policy Date on or after January 1, 2023, the Representative example for the Base Policy Specified Amount Charge is $0.00 per $1,000 of Base Policy Specified Amount. For policies with a Policy Date prior to January 1, 2023, the Representative example for the Base Policy Specified Amount Charge is $0.08 per $1,000 of Base Policy Specified Amount.
4
For policies with a Policy Date on or after January 1, 2023, the current Variable Account Asset Charge is 0.65% of Cash Value allocated to the Sub-Accounts. For policies with a Policy Date prior to January 1, 2023, the current Variable Account Asset Charge is 0.50% of Cash Value allocated to the Sub-Accounts.
5
For policies with a Policy Date on or after January 1, 2023, the current Administrative Per Policy Charge is $0.00 per policy. For policies with a Policy Date prior to January 1, 2023, the current Administrative Per Policy Charge is $5.00 per policy.
6
The maximum and current Policy Loan Interest Charge rates are stated as gross rates of interest charged. The effective annual interest rate Nationwide may charge against Indebtedness will never exceed 2.50% for policies issued on or after June 1, 2020. For policies issued before June 1, 2020, the effective annual interest rate Nationwide may charge against Indebtedness will never exceed 3.50%. Currently, for policies issued on or after June 1, 2020, the effective annual interest rate charged on Indebtedness is 2.00% for the first ten policy years and 1.00% thereafter. For policies issued before June 1, 2020, the effective annual interest rate charged on Indebtedness is 3.00% for the first ten policy years and 2.00% thereafter. The Policy Loan Interest Charge is described in more detail in Policy Loans.
7
For policies with a Policy Date on or after January 1, 2023, the Representative example for the Additional Term Insurance Rider Cost of Insurance Charge is $0.16 per $1,000 of Rider Death Benefit. For policies with a Policy Date prior to January 1, 2023, the amount to be deducted will be $0.25 per $1,000 of Rider Death Benefit.
The next table shows the minimum and maximum total operating expenses charged by the underlying mutual funds that a policy owner may periodically pay while the policy is In Force. A complete list of the underlying mutual funds available under the policy, including their annual expenses, may be found at the back of this document in Appendix A: Underlying Mutual Funds Available Under the Policy.
Annual Underlying Mutual Fund Expenses
	Minimum	Maximum
(Expenses that are deducted from underlying mutual fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses, as a percentage of average underlying mutual fund net assets.)	0.03%	1.82%
Principal Risks
Variable universal life insurance is not suitable as an investment vehicle for short-term savings. It is designed for long-term financial planning. The Cash Value, and the Death Benefit to the extent the Death Benefit includes or is based on the policy's Cash Value, will be dependent upon the investment performance of the policy owner's investment allocations and the fees, expenses and charges paid over the life of the policy. A policy owner may not earn sufficient returns from the investment options offered by Nationwide in the policy and selected by the policy owner to pay a policy’s periodic charges so that additional premium payments may be required over the life of the policy to prevent it from lapsing. Policy guarantees that exceed the value in the Variable Account, including payment of the Death Benefit, are subject to Nationwide's claims paying ability. If Nationwide experiences financial distress, it may not be able to meet its obligations.
Unfavorable Sub-Account Investment Experience
The Sub-Accounts may generate unfavorable Investment Experience. Unfavorable Investment Experience and the deduction of policy and Sub-Account charges may lower the policy’s Cash Value potentially resulting in a Lapse of insurance coverage, even if all Premium is paid as planned.
Note: A customized projection of policy values (a "policy illustration") is available from your financial professional at the time of application and after the policy is issued. The policy owner selects the Premium amount and frequency shown in the policy illustration to show Nationwide how much Premium the policy owner intends to pay and when. The policy owner also selects assumed Investment Experience. Illustrated Premium and assumed Investment Experience are not guaranteed. Investment Experience varies over time, is rarely the same year-over-year, and may be negative. Because the policy is a variable universal life insurance policy with the potential for unfavorable Investment Experience, including extended periods of significant stock market decline, additional Premium may be required to meet a policy owner's goals and/or to prevent the policy from Lapsing even if all Premium is paid as planned. Generally, variable universal life insurance is considered a long-term investment. Policy owners should weigh the investment risk and costs associated with the policy against their objectives, time horizon, risk tolerance, and ability to pay additional Premium if necessary.
Risk of Policy Lapse
Cash Surrender Value can be reduced by unfavorable Investment Experience, policy loans, partial surrenders and the deduction of policy charges. Underlying mutual fund fees are factored into the NAV used to calculate the Accumulation Unit Value of each Sub-Account and may also reduce Cash Surrender Value, see Mutual Fund Operating Expenses. Whenever Cash Surrender Value is insufficient to cover the policy’s charges, the policy is at risk of Lapse; the policy could terminate without value and insurance coverage would cease. Lapse may also have adverse income tax consequences if the policy has outstanding Indebtedness.
Risk of Increase in Current Fees and Charges
Subject to the guaranteed maximum rates stated in the Policy Data Pages, Nationwide may change policy and/or Rider charges and rates under the policy any time there is a change in Nationwide's future expectations related to items such as company investment earnings, mortality experience, persistency experience, expenses (including reinsurance expenses) and taxes. Nationwide will provide advance notice of any increase in policy and/or Rider charges.
If a change in the charges or rates causes an increase to the policy and/or Rider charges, the policy's Cash Value could decrease. If a change in the charges or rates causes a decrease to the policy and/or Rider charges, the policy's Cash Value could increase. Policy and Rider charges will not exceed the maximum charges shown in the fee tables, see Fee Table and Standard Policy Charges.
Risk of Allocating Cash Value to the Fixed Account Option
Interest credited to, and availability of, Cash Value allocated to the Fixed Account is subject to Nationwide’s financial strength and claims paying ability. The policy owner assumes the risk that interest credited to the Fixed Account may not exceed the guaranteed minimum interest crediting rates.
Interest credited to the Fixed Account alone may be insufficient to pay the policy’s charges. Additional Premium payments may be required over the life of the policy to prevent it from Lapsing.
Limitation of Access To Cash Value
A policy owner can access Cash Value through loans, full surrender, and partial surrenders, subject to limitations and any applicable processing fees. Limitations include the amount and frequency of the loan or partial surrender, see Policy Loans and Surrenders. Partial surrenders will reduce the Base Policy Specified Amount as well as other policy benefits, and policy loans may increase the risk of Lapse.

Fixed Account Transfer Restrictions and Limitations
In addition to the Sub-Accounts available under the policy, Net Premium can be allocated to the Fixed Account. Before the policy's Maturity Date, the policy owner may make transfers involving the Fixed Account without penalty or adjustment, subject to transfer restrictions. These transfers will be in dollars and Nationwide may limit the frequency and dollar amount of transfers involving the Fixed Account. See Fixed Account Transfers for details about restrictions that apply to transfers to and from the Fixed Account.
Sub-Account Transfer Limitations
Frequent transfers among the Sub-Accounts may dilute the value of Accumulation Units, cause the underlying mutual funds to incur higher transaction costs, and interfere with the underlying mutual funds’ ability to pursue their stated investment objectives. This could result in less favorable Investment Experience and a lower Cash Value. Nationwide has instituted procedures to minimize disruptive transfers. While Nationwide expects these procedures to reduce the adverse effect of disruptive transfers, it cannot ensure that it has eliminated these risks.
Sub-Account Investment Risk
A comprehensive discussion of the risks of each underlying mutual fund may be found in the mutual fund’s prospectus. Read each mutual fund's prospectus before investing. Free copies of each mutual fund's prospectus may be obtained by contacting the Service Center, see Contacting the Service Center.
Improper Use
Variable universal life insurance is not suitable as an investment vehicle for short-term savings. It is designed for long-term financial planning. The policy owner will incur fees at the time of purchase that may more than offset any favorable Investment Experience. If it is expected that access to the policy's Cash Value will be needed in the near future, the policy should not be purchased.
Adverse Tax Consequences
Existing federal tax laws that benefit this policy may change at any time. These changes could alter the favorable federal income tax treatment the policy enjoys, such as the deferral of taxation on the gains in the policy's Cash Value and the exclusion of the Death Benefit Proceeds from the taxable income of the policy's beneficiary. Partial and full surrenders from the policy may be subject to taxes. The income tax treatment of the surrender of Cash Value is different in the event the policy is treated as a modified endowment contract under the Code. Generally, tax treatment of modified endowment contracts is less favorable when compared to a life insurance policy that is not a modified endowment contract. For example, distributions and loans from modified endowment contracts may currently be taxed as ordinary income and not a return of investment, see Taxes.
The proceeds of a life insurance policy are includible in the gross estate of the Insured for federal income tax purposes if either (a) the proceeds are payable to the executor of the estate of the Insured, or (b) the Insured, at any time within three years prior to his or her death, possessed any incident of ownership in the policy. For this purpose, the Treasury Regulations provide that the term "incident of ownership" is to be construed very broadly, and includes any right that the Insured may have with respect to the economic benefits in the policy. Consult a qualified tax advisor on all tax matters involving the policy described herein.
State Variations
Due to variations in state law, many features of the policy described in this prospectus may be different or may not be available at all depending on the state in which the policy is issued.
Possible variations include, but are not limited to, Rider terms and availability, availability of certain investment options, duration of the right to cancel period, policy exchange rights, policy Lapse and/or reinstatement requirements, and the duration of suicide and incontestability periods. Variations due to state law are subject to change without notice at any time. This prospectus describes all the material features of the policy. For additional information on state variations, see Appendix B: State Variations. To review a copy of the policy and any Riders or endorsements for the state in which the policy will be issued, the policy owner can contact the Service Center, see Contacting the Service Center.

Cybersecurity
Nationwide’s businesses are highly dependent upon its computer systems and those of its business partners. This makes Nationwide potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include direct risks, such as theft, misuse, corruption and destruction of data maintained by Nationwide, and indirect risks, such as denial of service attacks on service provider websites and other operational disruptions that impede Nationwide’s ability to electronically interact with service providers. Cyber-attacks affecting Nationwide, the underlying mutual funds, intermediaries, and other service providers may adversely affect Nationwide and policy values. In connection with any such cyber-attacks, Nationwide and/or its service providers and intermediaries may be subject to regulatory fines and financial losses and/or reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying mutual funds invest, which may cause the underlying mutual funds to lose value. There may be an increased risk of cyber-attacks during periods of geopolitical or military conflict. Although Nationwide undertakes substantial efforts to protect its computer systems from cyber-attacks, including internal processes and technological defenses that are preventative or detective, and other controls designed to provide multiple layers of security assurance, there can be no guarantee that Nationwide, its service providers, or the underlying mutual funds will avoid losses affecting the policy due to cyber-attacks or information security breaches in the future.
In the event that policy values are adversely affected as a result of the failure of Nationwide’s cybersecurity controls, Nationwide will take reasonable steps to restore policy values to the levels that they would have been had the cyber-attack not occurred. Nationwide will not, however, be responsible for any adverse impact to policy values that result from the policy owner or its designee’s negligent acts or failure to use reasonably appropriate safeguards to protect against cyber-attacks.
Business Continuity Risks
Nationwide is exposed to risks related to natural and man-made disasters, such as storms, fires, earthquakes, public health crises, geopolitical disputes, military actions, and terrorist acts, which could adversely affect Nationwide’s ability to administer the policy. Nationwide has adopted business continuity policies and procedures that may be implemented in the event of a natural or man-made disaster, but such business continuity plans may not operate as intended or fully mitigate the operational risks associated with such disasters.
Nationwide outsources certain critical business functions to third parties and, in the event of a natural or man-made disaster, relies upon the successful implementation and execution of the business continuity planning of such entities. While Nationwide closely monitors the business continuity activities of these third parties, successful implementation and execution of their business continuity strategies are largely beyond Nationwide’s control. If one or more of the third parties to whom Nationwide outsources such critical business functions experience operational failures, Nationwide’s ability to administer the policy could be impaired.
Nationwide Life Insurance Company
The policy is issued by Nationwide, with its home office at One Nationwide Plaza, Columbus, Ohio 43215.
Nationwide VLI Separate Account-4
Organization, Registration, and Operation
Nationwide VLI Separate Account-4 is a separate account established under Ohio law. Nationwide owns the assets in this account and is obligated to pay all benefits under the policies. Nationwide may use the separate account to support other variable life insurance policies that it issues. The separate account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and qualifies as a "separate account" within the meaning of federal securities laws. For purposes of federal securities laws, the separate account is, and will remain, fully funded at all times. This registration does not involve the SEC's supervision of the separate account's management or investment practices or policies.
The separate account is divided into Sub-Accounts that invest in shares of the underlying mutual funds. Nationwide buys and sells the mutual fund shares at their respective NAV. Any dividends and distributions from a mutual fund are reinvested at NAV in shares of that mutual fund.

Income, gains, and losses, whether or not realized, from the assets in the separate account will be credited to, or charged against, the separate account without regard to Nationwide's other income, gains, or losses. Income, gains, and losses credited to, or charged against, a Sub-Account reflect the Sub-Account's own Investment Experience and not the investment experience of Nationwide's other assets. The separate account's assets are held separately from Nationwide’s other assets and are not part of Nationwide’s general account. Nationwide may not use the separate account's assets to pay any of its liabilities other than those arising from the policies or other policies supported by the Variable Account. Nationwide will hold assets in the separate account equal to its liabilities. The separate account may include other Sub-Accounts that are not available under the policies, and are not discussed in this prospectus.
Nationwide does not guarantee any money placed in this separate account. The value of each Sub-Account will increase or decrease, depending on the Investment Experience of the corresponding mutual fund. A policy owner could lose some or all of their money.
Addition, Deletion, or Substitution of Mutual Funds
Where permitted by applicable law, Nationwide reserves the right to:
•
remove, close, combine, or add Sub-Accounts and make new Sub-Accounts available;
•
substitute shares of another mutual fund, which may have different fees and expenses, for shares of an existing mutual fund;
•
transfer assets supporting the policies from one Sub-Account to another, or from one separate account to another;
•
combine the separate account with other separate accounts, and/or create new separate accounts;
•
deregister the separate account under the 1940 Act, or operate the separate account or any Sub-Account as a management investment company under the 1940 Act or as any other form permitted by law; and
•
modify the policy provisions to reflect changes in the Sub-Accounts and the separate account to comply with applicable law.
Nationwide reserves the right to make other structural and operational changes affecting this separate account.
Nationwide will provide notice of any of the changes above. Also, to the extent required by law, Nationwide will obtain the required orders, approvals, and/or regulatory clearance from the appropriate government agencies (such as the various insurance regulators or the SEC). Also, to the extent required by state law, Nationwide will accept an irrevocable election from the policy owner to transfer 100% of the policy's Cash Value to the Fixed Account if received within 60 days after the date the policy owner received notification of a material change in the investment policy of the separate account.
Substitution of Securities
Nationwide may substitute, eliminate, or combine shares of another underlying mutual fund for shares already purchased or to be purchased in the future if either of the following occurs:
(1)
shares of a current underlying mutual fund are no longer available for investment; or
(2)
further investment in an underlying mutual fund is inappropriate.
Nationwide will not substitute shares of any underlying mutual fund in which the Sub-Accounts invest without any necessary prior approval of the appropriate state and/or federal regulatory authorities. All affected policy owners will be notified in writing by U.S. mail, or any other means permitted by law, in the event there is a substitution, elimination, or combination of shares.
The substitute mutual fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Premium, or both. Nationwide may close Sub-Accounts to allocations of Premiums or policy value, or both, at any time in its sole discretion. The mutual funds, which sell their shares to the Sub-Accounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Sub-Accounts.
Deregistration of the Separate Account
Nationwide may deregister Nationwide VLI Separate Account-4 under the 1940 Act in the event the separate account meets an exemption from registration under the 1940 Act, if there are no outstanding policies supported by the separate account or for any other purpose approved by the SEC.

All policy owners will be notified in the event Nationwide deregisters Nationwide VLI Separate Account-4.
Voting Rights
Although the separate account owns the mutual fund shares, policy owners are the beneficial owner of those shares. When a matter involving a mutual fund is subject to shareholder vote, unless there is a change in existing law, Nationwide will vote the separate account's shares only as instructed by policy owners.
When a shareholder vote occurs, a policy owner will have the right to instruct Nationwide how to vote. The weight of each vote is based on the number of mutual fund shares that corresponds to the amount of Cash Value a policy has allocated to that mutual fund's Sub-Account (as of a date set by the mutual fund). Nationwide will vote shares for which no instructions are received in the same proportion as those that are received. What this means is that when only a small number of policy owners vote, each vote has a greater impact on, and may control the outcome of the vote.
Material Conflicts
The underlying mutual funds may be offered through separate accounts of other insurance companies, as well as through other separate accounts of Nationwide. Nationwide does not anticipate any disadvantages to this. However, it is possible that a conflict may arise between the interests of the Variable Account and one or more of the other separate accounts in which these underlying mutual funds participate.
Material conflicts may occur due to a change in law affecting the operations of variable life insurance policies and variable annuity contracts, or differences in the voting instructions of the policy owners and those of other companies. If a material conflict occurs, Nationwide will take whatever steps are necessary to protect policy owners and variable annuity payees, including withdrawal of the separate account from participation in the underlying mutual fund(s) involved in the conflict.
Policy Investment Options
Policy owners designate how Net Premium payments are allocated among the Sub-Accounts and/or the Fixed Account. Allocation instructions must be in whole percentages and the sum of the allocations must equal 100%.
Fixed Account
Nationwide's obligations under the Fixed Account are backed by assets of its general account. The general account contains all of Nationwide's assets other than those in this and other Nationwide separate accounts and is used to support Nationwide's annuity and insurance obligations.
Subject to applicable law, Nationwide has sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Nationwide bears the full investment risk for all amounts allocated to the Fixed Account.
Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been and will not be registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts. Disclosure regarding the Fixed Account, however, is subject to certain generally-applicable provisions of the federal securities laws relating to accuracy and completeness of statements made in prospectuses.
Minimum Guaranteed Interest Rate
Nationwide guarantees that Cash Value allocated to the Fixed Account will accrue interest daily at an effective annual rate that Nationwide determines without regard to the actual investment experience of the general account. Interest crediting rates are set at the beginning of each calendar quarter but are subject to change at any time. Nationwide will credit any interest in excess of the guaranteed interest crediting rate at its sole discretion. Nationwide may not credit any interest in excess of the guaranteed interest crediting rate and different rates may apply to different Premium allocations or exchanges.
Currently, the Fixed Account is the only fixed investment option available under the policy. In the future, Nationwide may offer one or more additional fixed accounts with characteristics that differ from those of the current option, but is under no obligation to do so. For policies issued on or after June 1, 2020, the effective annual rate Nationwide declares for the Fixed Account will never be less than 1%. For policies issued before June 1, 2020, the effective annual rate Nationwide declares for the Fixed Account will never be less than 2%.

Interest Crediting Risks and Lapse
The policy owner assumes the risk that the actual credited interest rate may not exceed the guaranteed interest crediting rate. Premiums applied to the policy at different times may receive different interest crediting rates. The interest crediting rate may also vary for new Premium versus Sub-Account transfers. Interest credited to the Fixed Account may be insufficient to pay the policy's charges. Additional Premium payments may be required over the life of the policy to prevent it from Lapsing.
Nationwide’s Claims-Paying Ability
Guaranteed benefits or interest crediting associated with the Fixed Account is a general account obligation of Nationwide. Therefore, any guaranteed benefit, interest crediting, and the policy owner's right to receive payment, is subject to Nationwide’s claims-paying ability and may be subordinate to other claims on the general account in the event Nationwide becomes insolvent.
Restrictions on Transfers to and from the Fixed Account
Prior to the policy's Maturity Date, the policy owner may make transfers involving the Fixed Account. These transfers will be in dollars. Nationwide may impose limits on the dollar amount, percentage of Cash Value, number, and/or frequency of transfers involving the Fixed Account, see Fixed Account Transfers for details about restrictions that apply to transfers to and from the Fixed Account.
Variable Investment Options
The variable investment options available under the policy are Sub-Accounts that invest in underlying mutual funds that are registered with the SEC. The mutual funds' registration with the SEC does not involve the SEC's supervision of the management or investment practices or policies of the mutual funds. The mutual funds are designed primarily as investments for variable annuity contracts and variable life insurance policies issued by insurance companies.
Each Sub-Account's assets are held separately from the assets of the other Sub-Accounts. The result is that each Sub-Account operates independently of the other Sub-Accounts so the income or losses of one Sub-Account will not affect the Investment Experience of any other Sub-Account.
Information about each underlying mutual fund, including its name, type, adviser and subadviser (if applicable), current expenses, and performance, is available in Appendix A: Underlying Mutual Funds Available Under the Policy. Each underlying mutual fund issues its own prospectus that contains more detailed information about the underlying mutual fund. For more information on an underlying mutual fund, refer to the prospectus for the mutual fund. To obtain free copies of prospectuses for the underlying mutual funds, policy owners can contact Nationwide using any of the methods described in Contacting the Service Center.
Underlying mutual funds in the separate account are NOT publicly available mutual funds. They are only available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies, or in some cases, through participation in certain qualified pension or retirement plans.
The investment advisors of the underlying mutual funds may manage publicly available mutual funds with similar names and investment objectives. However, the underlying mutual funds are NOT directly related to any publicly available mutual fund. Policy owners should not compare the performance of a publicly available mutual fund with the performance of underlying mutual funds participating in the separate account. The performance of the underlying mutual funds could differ substantially from that of any publicly available mutual funds.
The particular underlying mutual funds available under the policy may change from time to time, see Information on Underlying Mutual Fund Service Fee Payments. Specifically, underlying mutual funds or underlying mutual fund share classes that are currently available may be removed or closed off to future investment. New underlying mutual funds or new share classes of currently available underlying mutual funds may be added. In the case of new share class additions, future allocations may be limited to the new share classes. The policy owner will receive notice of any such changes that effect the policy.
In the future, additional underlying mutual funds managed by certain financial institutions, brokerage firms, or their affiliates may be added to the separate account. These additional underlying mutual funds may be offered exclusively to purchasing customers of the particular financial institution or brokerage firm, or through other exclusive distribution arrangements.

Valuation of Accumulation Units
Nationwide accounts for the value of a policy owner's interest in the Sub-Accounts by using Accumulation Units. The value of each Accumulation Unit varies daily based on the Investment Experience of the underlying mutual fund in which the Sub-Account invests. Nationwide uses each underlying mutual fund's Net Asset Value (NAV) to calculate the daily Accumulation Unit value for the corresponding Sub-Account. Note, however, that the Accumulation Unit value will not equal the underlying mutual fund's NAV. This daily Accumulation Unit valuation process is referred to as "pricing" the Accumulation Units, see How Sub-Account Investment Experience is Determined.
Accumulation Units are priced as of the close of regular trading on the New York Stock Exchange (NYSE), which is normally 4:00 p.m. EST, on each day that the NYSE is open. Nationwide will price Accumulation Units on each day that the NYSE is open for business. Any transactions received after the close of the NYSE will be priced as of the next Valuation Period. Nationwide will not price Accumulation Units on these recognized holidays (or on the dates that such holidays are observed by the New York Stock Exchange):
•
New Year's Day
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Martin Luther King, Jr. Day
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Presidents' Day
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Good Friday
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Memorial Day
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Juneteenth National Independence Day
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Independence Day
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Labor Day
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Thanksgiving
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Christmas
In addition, Nationwide will not price Accumulation Units if:
(1)
trading on the NYSE is restricted;
(2)
an emergency exists making disposal or valuation of securities held in the separate account impracticable; or
(3)
the SEC, by order, permits a suspension or postponement for the protection of security holders.
SEC rules and regulations govern when the conditions described in items (1) and (2) exist.
Certain Sub-Accounts may impose cut-off times prior to the NYSE close of business. If the policy owner requests a transaction that involves a Sub-Account with an early cut-off time, the transaction may be priced and processed as of the next Valuation Period if it is received after the stated cut-off time. If the Sub-Account has imposed a cut-off time, it will be noted in Appendix A: Underlying Mutual Funds Available Under the Policy.
How Sub-Account Investment Experience is Determined
Sub-Account allocations are accounted for in Accumulation Units. A policy owner's interest in the Sub-Accounts is represented by the number of Accumulation Units owned by the policy owner. The number of Accumulation Units associated with a given Sub-Account allocation is determined by dividing the dollar amount allocated to the Sub-Account by the Accumulation Unit value for the Sub-Account. The number of Sub-Account Accumulation Units owned by a policy owner will not change except when Accumulation Units are redeemed to process a requested surrender, transfer, loan, or to take policy charges, or when additional Accumulation Units are purchased with Premium and loan repayments.
Initially, Nationwide sets the Accumulation Unit value at $10 for each Sub-Account. Thereafter, the daily value of Accumulation Units in a Sub-Account will vary depending on the Investment Experience of the underlying mutual fund in which the Sub-Account invests. Nationwide accounts for these performance fluctuations by using a "net investment factor," as described below, in the daily Sub-Account valuation calculations. Changes in the net investment factor may not be directly proportional to changes in the NAV of the mutual fund shares.
Nationwide determines the net investment factor for each Sub-Account on each Valuation Period by dividing (a) by (b), where:
(a)
is the sum of:
•
the NAV per share of the mutual fund held in the Sub-Account as of the end of the current Valuation Period; and
•
the per share amount of any dividend or income distributions made by the mutual fund held in the Sub-Account (if the date of the dividend or income distribution occurs during the current Valuation Period); plus or minus

•
a per share charge or credit for any taxes reserved for as a result of the Sub-Account's investment operations if changes to the law result in a modification to the tax treatment of the separate account; and
(b)
is the NAV per share of the mutual fund held in the Sub-Account determined as of the end of the immediately preceding Valuation Period.
Nationwide determines the Sub-Account’s Accumulation Unit value at the end of each Valuation Period. The Accumulation Unit value for any Valuation Period is determined by multiplying the Accumulation Unit value as of the prior Valuation Period by the net investment factor for the Sub-Account for the current Valuation Period.
Transfers Among and Between the Policy Investment Options
Sub-Account Transfers
Policy owners may request transfers to or from the Sub-Accounts once per Valuation Period, subject to the terms and conditions described in this prospectus and the prospectuses of the underlying mutual funds. Transfers will be implemented by redeeming Accumulation Units from the Sub-Account(s) indicated by the policy owner and using the redemption proceeds to purchase Accumulation Units in another Sub-Account(s) as directed by the policy owner. The net result is that the policy owner's Cash Value will not change (except due to standard market fluctuations), but the number and allocation of Accumulation Units within the policy will change.
Neither the policies nor the mutual funds are designed to support active trading strategies that require frequent movement between or among Sub-Accounts (sometimes referred to as "market-timing" or "short-term trading"). A policy owner who intends to use an active trading strategy should consult his/her financial professional and request information on other Nationwide policies that offer mutual funds that are designed specifically to support active trading strategies.
Nationwide discourages (and will take action to deter) short-term trading in this policy because the frequent movement between or among Sub-Accounts may negatively impact other investors in the policy. Short-term trading can result in:
•
the dilution of the value of the investors' interests in the mutual fund;
•
mutual fund managers taking actions that negatively impact performance (i.e., keeping a larger portion of the mutual fund assets in cash or liquidating investments prematurely in order to support redemption requests); and/or
•
increased administrative costs due to frequent purchases and redemptions.
To protect investors in this policy from the negative impact of these practices, Nationwide has implemented, or reserves the right to implement, several processes and/or restrictions aimed at eliminating the negative impact of active trading strategies. Nationwide cannot guarantee that attempts to deter active trading strategies will be successful.
If Nationwide is unable to deter active trading strategies, the performance of the Sub-Accounts that are actively traded may be adversely impacted. Policy owners remaining in the affected Sub-Account will bear any resulting increased costs.
Short-term Trading Fees
Currently, the available underlying mutual funds available under the policy do not assess short-term trading fees. However, Nationwide may add new underlying mutual funds, or new share classes of currently available underlying mutual funds, that assess short-term trading fees. In the case of new share class additions, subsequent allocations may be limited to that new share class. Short-term trading fees are a charge assessed by an underlying mutual fund when the policy owner transfers out of a Sub-Account before the end of a stated period. These fees will only apply to Sub-Accounts corresponding to underlying mutual funds that impose such a charge. The underlying mutual fund intends short-term trading fees to compensate the fund and its shareholders for the negative impact on fund performance that may result from disruptive trading practices, including frequent trading and short-term trading (market timing) strategies. The fees are not intended to adversely impact policy owners not engaged in such strategies. The separate account will collect the short-term trading fees at the time of the transfer by reducing the policy owner's Sub-Account value. Nationwide will remit all such fees to the underlying mutual fund. If a short-term trading fee is assessed, the policy owner will receive a confirmation notice.
U.S. Mail Restrictions
Nationwide monitors transfer activity in order to identify policy owners that might be engaged in harmful trading practices. If Nationwide determines a policy owner is engaged in harmful trading, it may revoke a policy owner's privilege to make trades by means other than written communication ("U.S. mail restriction").

If the U.S. mail restriction is imposed, then all trade requests must be submitted via U.S. mail for a 12 month period per client request. The U.S. mail restriction may be applied if two or more "transfer events" are submitted in a 30 day period. Transfer events are calculated at the end of each Valuation Period by grouping together all transfer requests for that Valuation Period. This grouping is counted as a "transfer event," regardless of the number of Sub-Accounts involved.
For policies owned by a corporation or another entity, Nationwide's procedures include the review of aggregate entity-level transfers, not individual transfer instructions. It is Nationwide's intention to protect the interests of all policy owners; it is possible, however, for some harmful trading to go on undetected. For example, in some instances, an entity may make transfers based on the instruction of multiple parties such as employees, partners, or other affiliated persons based on those persons participation in entity sponsored programs. Nationwide does not systematically monitor the transfer instructions of these individual persons. Aggregate trades among the Sub-Accounts are monitored for frequency, pattern, and size.
Other Restrictions
Nationwide reserves the right to refuse or limit transfer requests, or take any other action it deems necessary, in order to protect policy owners and beneficiaries from the negative investment results that may result from short-term trading or other harmful investment practices employed by some policy owners (or third parties acting on their behalf). In particular, trading strategies designed to avoid or take advantage of Nationwide's monitoring procedures (and other measures aimed at curbing harmful trading practices) that are nevertheless determined by Nationwide to constitute harmful trading practices, may be restricted.
Any restrictions that Nationwide implements will be applied consistently and uniformly. The policy owner will be notified if a transfer request is rejected.
Underlying Mutual Fund Restrictions and Prohibitions
Pursuant to regulations adopted by the SEC, Nationwide is required to enter into written agreements with the underlying mutual funds which allow the underlying mutual funds to:
(1)
request the taxpayer identification number, international taxpayer identification number, or other government issued identifier of any policy owner;
(2)
request the amounts and dates of any purchase, redemption, transfer, or exchange request ("transaction information"); and
(3)
instruct Nationwide to restrict or prohibit further purchases or exchanges by policy owners that violate policies established by the underlying mutual fund (whose policies may be more restrictive than Nationwide’s policies).
Nationwide is required to provide such transaction information to the underlying mutual funds upon their request. In addition, Nationwide is required to restrict or prohibit further purchases or requests to exchange into an underlying mutual fund upon instruction from the underlying mutual fund. Nationwide and any affected policy owner may not have advance notice of such instructions from an underlying mutual fund to restrict or prohibit further purchases or requests to exchange into an underlying mutual fund. If an underlying mutual fund refuses to accept a purchase or request to exchange into the underlying mutual fund, Nationwide will keep any affected policy owners in their current underlying mutual fund allocation.
Fixed Account Transfers
Prior to the policy's Maturity Date, the policy owner can make transfers involving the Fixed Account. These transfers will be in dollars. The frequency and amount of transfers involving the Fixed Account are subject to the following restrictions.
Transfers to the Fixed Account
On transfers to the Fixed Account, the policy owner is prohibited from transferring more than 25% of the Cash Value allocated to the Sub-Accounts as of the close of business on the prior Valuation Period. Additionally, Nationwide will refuse any transfer to the Fixed Account if the Cash Value allocated to the Fixed Account comprises more than 25% of the policy's Cash Value. These restrictions do not apply if the policy owner chooses to exercise the right of conversion, see Right to Irrevocably Transfer Cash Value to the Fixed Account.

Transfers from the Fixed Account
Transfers from the Fixed Account to the Sub-Account(s) during a policy year are limited to the greater of: (a) 10% of that portion of the Cash Value attributable to the Fixed Account as of the end of the previous policy year; or (b) 120% of the amount transferred from the Fixed Account during the previous policy year. Transfers are also limited to one transfer from the Fixed Account to the Sub-Accounts during any 90 day period.
Transfer requests that exceed the current Fixed Account limits will not be processed. Fixed Account and Sub-Account allocations will remain as they were prior to the request to the extent they exceed the limits.
Any restrictions that are implemented will be applied consistently and uniformly and upon advance notice to the policy owner. Nationwide may waive the above restrictions if doing so would not be unfairly discriminatory or prohibited by state law.
Contacting the Service Center
All inquiries, paperwork, information requests, service requests, and transaction requests should be made to the Service Center:
•
by telephone at 1-877-351-8808 (TDD: 1-800-238-3035)
•
by mail to Nationwide Life Insurance Company, Nationwide Business Solutions Group, PO Box 182568, Columbus, OH 43218-2568
•
by fax at 1-855-677-2357
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by Internet at www.nationwide.com
Nationwide reserves the right to restrict or remove the ability to submit service requests via Internet, phone, or fax upon written notice.
Not all methods of communication are available for all types of requests. To determine which methods are permitted for a particular request, refer to the specific transaction provision in this prospectus, or call the Service Center. Requests submitted by means other than described in this prospectus could be returned or delayed.
Service and transaction requests will generally be processed in the Valuation Period they are received at the Service Center as long as the request is in good order, see Valuation of Accumulation Units. Good order generally means that all necessary information to process the request is complete and in a form acceptable to Nationwide. If a request is not in good order, Nationwide will take reasonable actions to obtain the information necessary to process the request. Requests that are not in good order may be delayed or returned. Nationwide reserves the right to process any transaction request sent to a location other than the Service Center in the Valuation Period it is received at the Service Center. On any day the post office is closed, Nationwide is unable to retrieve service and transaction requests that are submitted by mail. This will result in a delay of the delivery of those requests to the Service Center.
If mandated under applicable law, Nationwide may be required to reject a Premium payment and to refuse to process transaction requests for transfers, surrenders, loans, and/or Death Benefit Proceeds until instructed otherwise by the appropriate regulator. Nationwide may also be required to provide information about a specific policy to government regulators.
Nationwide will use reasonable procedures to confirm that instructions are genuine and Nationwide will not be liable for following instructions that it reasonably determined to be genuine. Nationwide may record telephone requests. Telephone and computer systems may not always be available. Any telephone system or computer can experience outages or slowdowns for a variety of reasons. The outages or slowdowns could prevent or delay processing. Although Nationwide has taken precautions to support heavy use, it is still possible to incur an outage or delay. To avoid technical difficulties, submit transaction requests by mail.
The Policy
General Information
The policy is a legal contract. It will comprise and be evidenced by: a written contract; any Riders; any endorsements; the Policy Data Pages; and the application, including any supplemental application. The benefits described in the policy and this prospectus, including any optional Riders or modifications in coverage, may be subject to Nationwide’s underwriting and approval. In addition to the terms and conditions of the policy, policy owner rights are governed by this prospectus and protected by federal securities laws and regulations. Nationwide will consider the statements made in the application as representations, and will rely on them as being true and complete. However, Nationwide will not void the policy or deny a claim unless a statement is a material misrepresentation. If a policy owner makes an error or misstatement on the application, Nationwide will adjust the Death Benefit, Rider benefits, and Cash Value accordingly.
Under limited circumstances and at the request of the policy owner, Nationwide may backdate the policy by assigning a Policy Date earlier than the date the application is signed. Backdating may result in lower cost of insurance rates; however, policy charges will be deducted from the policy's Cash Value for each accrued month that the policy was backdated.
Any modification or waiver of Nationwide’s rights or requirements under the policy must be in writing and signed by Nationwide’s president or corporate secretary. No agent may bind Nationwide by making any promise not contained in the policy.
Nationwide may modify the policy, its operations, or the separate account’s operations to meet the requirements of any law or regulation issued by a government agency to which the policy, Nationwide, or the separate account is subject. Nationwide may modify the policy to assure that it continues to qualify as a life insurance policy under federal tax laws. Nationwide will notify policy owners of all modifications and will make appropriate endorsements to the policy.
The policy is nonparticipating, meaning that Nationwide will not be contributing any operating profits or surplus earnings toward the policy Proceeds.
To the extent permitted by law, policy benefits are not subject to any legal process on the part of a third-party for the payment of any claim, and no right or benefit will be subject to the claims of creditors (except as may be provided by assignment).
It is important to remember that the portion of any amounts allocated to Nationwide’s general account, including any amounts allocated to the Fixed Account, and any guaranteed benefits Nationwide may provide under the policy exceeding the value of amounts held in the separate account, are subject to Nationwide’s claims paying ability.
Any money Nationwide pays, or that is paid to Nationwide, must be in the currency of the United States of America.
In order to comply with the USA PATRIOT Act and rules promulgated thereunder, Nationwide has implemented procedures designed to prevent policies described in this prospectus from being used to facilitate money laundering or the financing of terrorist activities.
Use of the Policy
The policy provides policy owners, such as individuals or corporations, life insurance on an Insured upon whose life the policy owner has an insurable interest. This policy may be used in connection with various types of executive and employee benefit plans. When purchased in connection with such benefit plans, the policy may qualify for non-medical underwriting, see Cost of Insurance Charge.
Policy Owner and Beneficiaries
Policy Owner
The policy belongs to the owner named in the application or as a result of a valid assignment. The policy owner may name a contingent owner who will become the policy owner if the policy owner dies or ceases to be in existence before Proceeds become payable. Otherwise, ownership will pass to the policy owner's estate (or successor-in-interest), if the policy owner is not the Insured.
Policy Owner Rights
The policy owner may exercise all policy rights in accordance with policy terms while the policy is In Force, subject to Nationwide’s approval. These rights include, but are not limited to, the following:
•
changing the policy owner, contingent owner, and beneficiary;
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assigning, exchanging, and/or converting the policy;
•
requesting transfers, policy loans, and partial surrenders or a complete surrender; and

•
changing insurance coverage such as death benefit option changes, adding or removing Riders, and/or increasing or decreasing the Total Specified Amount and/or the specified amount associated with elected Riders, if applicable.
These rights are explained in greater detail throughout this prospectus.
Subject to Nationwide’s approval, the policy owner may name a different policy owner or contingent owner while the policy is In Force by submitting a written request to the Service Center. Any such change request will become effective as of the date signed, however, it will not affect any payment made or action taken before the change is received and recorded by Nationwide. There may be adverse tax consequences to changing parties of the policy. Nationwide will review the available Enhancement Benefit and may revise it in the event a new policy owner is named.
Beneficiaries
The principal right of a beneficiary is to receive the Death Benefit Proceeds if the Insured dies while the policy is In Force. While the policy is In Force, a policy owner may name more than one beneficiary, designate primary and contingent beneficiaries, change or add beneficiaries, and/or direct Nationwide to distribute the Proceeds other than as described below.
If a primary beneficiary dies or ceases to be in existence before the Insured dies, Nationwide will pay the Death Benefit Proceeds to the surviving primary beneficiaries. Unless specified otherwise by the policy owner, Nationwide will pay multiple primary beneficiaries in equal shares. A contingent beneficiary will become the primary beneficiary if all primary beneficiaries die or cease to be in existence before the Insured dies and before any Proceeds become payable. A policy owner may name more than one contingent beneficiary. Unless specified otherwise by the policy owner, Nationwide will also pay multiple contingent beneficiaries in equal shares. If no beneficiary or contingent beneficiary is alive or in existence upon the Insured's death, the Death Benefit Proceeds will be payable to the policy owner.
Requests to change or add beneficiaries must be submitted in writing to the Service Center. Any such change request will become effective as of the date signed, however, it will not affect any payment made or action taken before the change is received and recorded by Nationwide.
Eligibility to be Insured
To be eligible to be insured, the Insured must meet all Actively-At-Work Requirements on the Policy Date and the Insured must have validly consented to the issuance of the policy in writing or in a manner consistent with state law. If at any time Nationwide determines that the Insured was not eligible to be insured under the policy, then Nationwide will treat the policy as if it was never issued and will refund all Premium paid.
Purchasing a Policy
The policy is available for Insureds between the Issue Ages of 21 and 80. To purchase the policy, prospective purchasers must submit a completed application and the required initial Premium payment.
Nationwide must receive evidence of insurability that satisfies its underwriting standards (this may require a medical examination) before it will issue a policy. Nationwide can provide prospective purchasers with the details of its underwriting standards upon request. Nationwide reserves the right to reject any application for any reason permitted by law. Additionally, Nationwide reserves the right to modify its underwriting standards on a prospective basis for newly issued policies at any time.
The minimum initial Base Policy Specified Amount in most states is $50,000. Nationwide reserves the right to modify the minimum Base Policy Specified Amount on a prospective basis for newly issued policies at any time.
Underwriting may occur at a corporate level to determine whether or not the risks and expenses associated with the insurance applied for is appropriate for Nationwide to assume in placing the policy. Nationwide may refuse to issue any additional policies to a policy owner who has previously been issued policies by Nationwide that have aggregate scheduled annual Premium that exceeds $15 million.
Initial Premium Payment
The initial Premium payment is due on the Policy Date. Any due and unpaid policy charges will be subtracted from the initial Premium payment. Insurance coverage will not be effective until the initial Premium is paid, even if the Policy Date precedes the date the initial Premium is paid. The required initial Premium payment amount is stated in the Policy Data Pages and will depend on the following factors: the initial Base Policy Specified Amount, death benefit option elected, any

Riders elected, and Insured's age, health, and activities. Initial Premium may be paid to the Service Center or to an authorized Nationwide representative. The initial Premium payment will not be applied to the policy until the underwriting process is complete.
Insurance Coverage Effective Date
Unless the policy is issued pursuant to an exchange under Section 1035 of the Code, issuance of full insurance coverage occurs on the latest of:
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the date Nationwide certifies that the complete application materials have been submitted and the underwriting conditions have been satisfied;
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the Policy Date; or
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the date the initial Premium is received at the Service Center.
If the policy is issued as a result of an exchange under Section 1035 of the Code, issuance of full insurance coverage occurs on the later of:
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the date the insurance carrier of the exchanged policy authorizes payment of such policy's proceeds to Nationwide; or
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the date Nationwide certifies that the complete application materials have been submitted and the underwriting conditions have been satisfied, provided there is sufficient Premium to pay policy charges for at least three months.
Nationwide has the right to reject any application for insurance. If an application is rejected, the Premium will be returned to the policy owner within two business days of the date the decision to reject an application is made.
With respect to any reinstatement or increase in coverage, the effective date of coverage will be the monthly anniversary of the Policy Date on or next following the date Nationwide approves the supplemental application. With respect to any decrease in coverage, the effective date will be the monthly anniversary of the Policy Date on or next following the date Nationwide receives the request.
Insurance coverage will end upon the Insured's death, the policy owner terminates coverage in writing, Nationwide pays the maturity Proceeds, the Grace Period ends, or the policy is surrendered in full.
Right to Cancel (Examination Right)
Under state law a policy owner may, for a limited time, cancel the policy and receive a refund (commonly referred to as the "right to cancel" period). The length of the right to cancel period depends on state law and may vary depending on whether the policy was purchased to replace another policy. The minimum right to cancel period is 10 days.
In order to cancel the policy during the right to cancel period, a policy owner must submit a written cancellation request and return the policy either to the sales representative or to the Service Center. Nationwide will honor written cancellation requests received in good order by the last day of the right to cancel period (if returned by US mail, the request must be post-marked by the last day of the right to cancel period). If the policy is canceled during the right to cancel period, Nationwide will treat the policy as if it was never issued.
Written cancellation requests received after the close of business on the date the right to cancel period expires will not be canceled free of charge.
Within seven days of receipt of a written cancellation request, Nationwide will refund the amount prescribed by state law. The amount Nationwide refunds will be Cash Value and any charges deducted or, in certain states, the greater of the Premium paid or the policy's Cash Value plus any charges deducted.
Allocation of Net Premium During Right to Cancel Period
Where state law requires the return of initial Premium for cancellations during the right to cancel period, Nationwide will allocate initial Net Premium to the Fixed Account as instructed. Nationwide will allocate initial Net Premium allocated to the Sub-Accounts to the available money market Sub-Account until the right to cancel period expires. At the expiration of the right to cancel period, Nationwide will transfer the amount held in the money market Sub-Account to the requested Sub-Accounts based on the allocation instructions in effect at the time of the transfer.
Where state law requires the return of Cash Value, Nationwide will allocate all of the initial Net Premium to the designated Sub-Accounts and Fixed Account based upon the allocation instructions in effect at the time, on the next Valuation Period.

Premium Payments
This policy does not require a payment of a scheduled Premium amount to keep it In Force. It will remain In Force as long as the conditions that cause a policy to Lapse do not exist, see Lapse and Unfavorable Sub-Account Investment Experience. Premium payment reminder notices will be sent according to the Premium payment schedule selected by the policy owner. Additional Premium payments must be submitted to the Service Center. Each Premium payment must be at least $25. Upon request, Nationwide will furnish Premium payment receipts. Policy owners may make additional Premium payments at any time while the policy is In Force and prior to the Maturity Date, subject to the following:
•
Nationwide may require satisfactory evidence of insurability before accepting any additional Premium payment that results in an increase in the policy's Net Amount At Risk.
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Nationwide will refund Premium payments that exceed the applicable premium limit established by the Code to qualify the policy as a contract for life insurance.
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Nationwide will monitor Premiums paid and will notify policy owners when the policy is in jeopardy of becoming a modified endowment contract, see Taxes.
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Nationwide may require that policy Indebtedness be repaid before accepting any additional Premium payments.
Subsequent Premium payments will be allocated according to the allocation instructions in effect at the time the Premium is received.
Cash Value
Nationwide will determine the Cash Value at least monthly. Cash Value will fluctuate daily and there is no guaranteed Cash Value. At the end of any given Valuation Period, the Cash Value is equal to the sum of:
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the value of the Accumulation Units allocated to the Sub-Accounts, see Valuation of Accumulation Units;
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amounts allocated to the Fixed Account, including credited interest; and
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amounts allocated to the policy loan account (only if a loan was taken), including credited interest, see Policy Loans.
Surrenders and policy charges and deductions will reduce the Cash Value of the policy. If Cash Value is a factor in calculating a benefit associated with the policy, such as the Death Benefit or a benefit associated with an elected Rider, the value of that benefit will also fluctuate, including being reduced due to surrenders and policy charge deductions. If the policy is surrendered or Lapses, the Cash Value will be reduced by the amount of any Indebtedness.
On any date during the policy year, the Cash Value equals the Cash Value on the preceding Valuation Period, plus any Net Premium applied since the previous Valuation Period, minus any policy charges, plus or minus any investment results, and minus any partial surrenders.
Enhancement Benefit
If this policy is completely surrendered and the Proceeds are paid directly to the policy owner, an Enhancement Benefit may be payable under the policy. The Enhancement Benefit is a dollar amount that is added to the Cash Value when there is a complete surrender of the policy. The Enhancement Benefit serves as a partial return of policy charges assessed. In most instances, the Enhancement Benefit will not exceed the sum of all charges assessed on the policy.
Nationwide does not make any deposits to the separate account or Fixed Account as a result of this benefit. There are no investment results associated with the Enhancement Benefit. This enhancement payment will not be made from the policy but is a general account obligation of Nationwide. This means the Enhancement Benefit, including the policy owner’s right to receive payment, is subject to Nationwide’s claims paying ability. Any claim to payment of the Enhancement Benefit may be subordinate to other claims on the general account in the event Nationwide becomes insolvent. Nationwide may postpone payment of the Enhancement Benefit for up to six months from the date of a surrender request.
The Enhancement Benefit is designed to, in the event of a surrender in the early policy years, minimize the difference between the accumulated Premiums paid and the actual Cash Surrender Value. A benefit of the Enhancement Benefit to a corporate policy owner is to allow the policy in the early policy years to more closely track the corporate liability it is intended to off-set. The difference between the accumulated Premiums paid and the Cash Surrender Value is generally greater in the early policy years due to the upfront costs associated with purchasing the policy and the lack of time for the policy's Cash Value to grow. This is accomplished by lowering the cost associated with a surrender in the early policy years.

The Enhancement Benefit is calculated as a percentage of Cash Value and is subject to a maximum cap as shown in Appendix C: The Enhancement Benefit. The Enhancement Benefit guaranteed duration and guaranteed minimum amount are stated on the Policy Data Pages. Currently, the Enhancement Benefit is available for the first eleven policy years for corporate owned policies and six policy years for individually owned policies. Nationwide may, at any time, change, decrease or eliminate the Enhancement Benefit after the guaranteed duration stated on the Policy Data Pages in a manner that is not discriminatory.
The Enhancement Benefit is payable only upon a complete surrender of a policy that meets the following conditions:
(1)
the Enhancement Benefit is not available during the right to cancel period;
(2)
the surrender Proceeds must be payable to the policy owner. The Enhancement Benefit is not payable on a complete surrender that qualifies as a Code Section 1035 exchange; and
(3)
the Enhancement Benefit is not available in conjunction with a policy loan or a partial surrender, or Lapse.
Policy owners should consult with a tax advisor about the tax treatment of the Enhancement Benefit.
Changing the Amount of Insurance Coverage
The policy owner may request to change the Base Policy Specified Amount. To change the Base Policy Specified Amount, the policy owner must submit in good order, a written request to the Service Center. Changes to the Base Policy Specified Amount will become effective on the next monthly policy anniversary after Nationwide approves the request unless the policy owner requests and Nationwide approves a different date. However, no change will take effect unless the Cash Surrender Value would be sufficient to keep the policy In Force for at least three months. Nationwide may limit the number of Base Policy Specified Amount changes to one increase and one decrease each policy year. Changes to the Base Policy Specified Amount will typically alter the Death Benefit.
Increases
To increase the Base Policy Specified Amount, the policy owner must provide satisfactory evidence of insurability. The Insured must be between Issue Ages of 21 and 80 at the time of the request. Any request to increase the Base Policy Specified Amount must be at least $10,000 and the Base Policy Specified Amount after the increase may not exceed the Maximum Death Benefit. Requests to increase the Base Policy Specified Amount will be applied in the proportion the increase bears to Total Specified Amount. This means if a policy has the Additional Term Insurance Rider, all increases will be done proportionally between the policy's Base Policy Specified Amount and Rider Specified Amount. The policy owner cannot elect how to allocate increases in Total Specified Amount after the Policy Date. An increase in the Base Policy Specified Amount may cause an increase in the Net Amount At Risk. Because the Cost of Insurance Charge is based on the Net Amount At Risk, and because there will be a separate cost of insurance rate for the increase, this will usually cause the policy's Cost of Insurance Charge to increase. An increase in the Base Policy Specified Amount may require the policy owner to make larger or additional Premium payments in order to avoid Lapsing the policy.
Decreases
The policy owner may request to decrease the Base Policy Specified Amount any time after the first policy year. Requests to decrease the Base Policy Specified Amount will be applied to the most recent Base Policy Specified Amount increase and applied backwards ending with the original Base Policy Specified Amount. If a policy has the Additional Term Insurance Rider, all decreases will be done proportionally between the policy's Base Policy Specified Amount and Rider Specified Amount. Decreases to the Base Policy Specified Amount may decrease the Net Amount At Risk (including any Rider charges), depending on the death benefit option elected and the amount of the Cash Value. Nationwide will deny any request to reduce the Base Policy Specified Amount below the minimum Total Specified Amount shown on the Policy Data Page. Nationwide will also deny any request that would disqualify the policy as a contract for life insurance.
Change of Insured
The policy owner may change the Insured at any time after the Policy Date, subject to insurability and the requirements below. There is no charge to change the Insured; however, the policy charges after the change will vary by characteristics of the new Insured including the new Insured’s Attained Age, rate type and rate classification including any Substandard Ratings.
Change of Insured requirements:
(1)
The policy owner must submit a written application to change the Insured to the Service Center;

(2)
At the time of the change, the new Insured must have the same business relationship to the policy owner as did the previous Insured;
(3)
The new Insured must have been at least 21 on the Policy Date;
(4)
The new Insured must satisfy Nationwide’s underwriting requirements and may be required to submit satisfactory evidence of insurability; and
(5)
The policy must be In Force and not be in a Grace Period when the request is made and at the time of the change (the "change date").
Coverage of the new Insured will become effective on the change date. Coverage of the previous Insured will terminate on the day before the change date. The change date is the first monthly anniversary on or next following the date the change of Insured requirements are met. The Policy Date will not change.
Example:
Assume the following:
• The policy owner is Company X;
• The Insured at the time of policy issue was an executive officer of Company X;
• The Insured retires while the policy is In Force and not in a Grace Period;
• Company X applies to change the Insured to its new executive officer;
• The new executive officer meets Nationwide’s insurability and underwriting requirements.
Coverage of the new Insured shall become effective on the date the Insured is changed, and the policy charges will reflect the new Insured’s Attained Age, sex (if not unisex-
classified), rate type and rate classification including any Substandard Ratings. The Death
Benefit Proceeds will be paid out after the death of the new Insured.

The Total Specified Amount of the policy will be as stated by the policy owner in the application for the change subject to the following:
(1)
the policy continues to qualify as life insurance under the Code, and
(2)
such Total Specified Amount equals or exceeds the minimum Total Specified Amount stated in the Policy Data Pages.
If the new Insured commits suicide, while sane or insane, within two years of the change date, Nationwide will not pay the Death Benefit. Instead, an amount will be paid equal to the Cash Value as of the change date, plus the sum of Premiums paid since the change date, less any Indebtedness, and less any partial surrenders.
After a change of Insured, Nationwide will not contest the policy after it has been In Force for two years from the change date.
Federal income tax consequences may result from a change in insured. For federal income tax purposes, the substitution of a new insured is treated as an exchange of the policy for another life insurance policy. Because the new insured is not the same as the insured that was substituted, the tax free treatment for policy exchanges under Code Section 1035 may not be available because the requirement that the insured under the policy relate to the same individual would not be met; consequently, the excess Cash Surrender Value over the investment in the policy would be taxable as ordinary income. The foregoing is not comprehensive and cannot replace personalized advice provided by a competent tax professional. The policy owner should seek competent tax advice regarding the tax treatment of the policy when contemplating a change of insured.
Right to Irrevocably Transfer Cash Value to the Fixed Account
At any time while the policy is In Force, a policy owner may elect to irrevocably transfer 100% of the policy’s Cash Value allocated to the Sub-Accounts into the Fixed Account without regard to any restrictions otherwise applicable to Fixed Account transfers.
This conversion right must be invoked in writing by submitting a request to the Service Center on a Nationwide approved form. This election is irrevocable.

Once the request has been processed, the policy will in effect become a fixed life insurance policy, and the policy's Cash Value will be credited with the Fixed Account's interest rate. In addition, the following will apply after conversion:
•
transfers out of the Fixed Account will no longer be available and the policy will no longer participate in the Investment Experience of the Sub-Accounts;
•
allocations of future Premium, transfers, or loan repayments to the Sub-accounts will not be permitted;
•
a Variable Account Asset Charge will no longer be deducted, therefore any reduction to the Variable Account Asset Charge will no longer be applicable; and
•
all other benefits, services, Riders, and charges, including loans and full and partial surrenders will continue and/or continue to be available, subject to the terms applicable prior to the conversion.
Terminating the Policy
There are several ways that the policy can terminate. All coverage under the policy will terminate when any one of the following events occur:
•
the policy owner requests in writing to the Service Center to terminate coverage;
•
the Insured dies;
•
the policy is In Force on the Maturity Date and the policy owner does not elect to extend coverage beyond the Maturity Date;
•
the policy Lapses; or
•
the policy is surrendered for its Cash Surrender Value.
Terminating the policy may result in adverse tax consequences.
Assigning the Policy
The policy owner may assign any or all rights under the policy while it is In Force, subject to Nationwide’s approval. The beneficiary's interest will be subject to the person or entity to which the policy owner assigned rights. Assignments must be in writing on a form satisfactory to Nationwide. Assignments will become effective on the date signed, unless otherwise specified by the policy owner, and are subject to any payments or actions taken by Nationwide before it is received and recorded at the Service Center. Nationwide is not responsible for the sufficiency or validity of any assignment. Assignments will be subject to any Indebtedness, policy liens, garnishments, court orders, and any previous assignments. If the assignment qualifies as an exchange under Section 1035 of the Code, no Enhancement Benefit will be paid.
Reports and Illustrations
Nationwide will send scheduled Premium payment reminders and transaction confirmations to policy owners upon request. Nationwide will also send quarterly and annual statements that show:
•
the Total Specified Amount;
•
Premiums paid;
•
all charges since the last report;
•
the current Cash Value;
•
the Cash Surrender Value; and
•
Indebtedness.
Confirmations of individual financial transactions, such as transfers, partial surrenders, and loans are generated and mailed automatically. Copies may be obtained by contacting the Service Center.
Nationwide will send these reminders and reports to the address provided on the application unless directed otherwise. At any time, policy owners may ask for an illustration of future benefits and values under the policy, see Illustration Charge.

Other Benefits Available Under the Policy
In addition to the standard death benefit options available under the policy, other standard or optional benefits may also be available to you. The following table summarizes information about these other benefits. For additional information on the policy’s Riders, see Policy Riders and Rider Charges. Additional information on the fees associated with each benefit is in the Fee Table.
Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Overloan Lapse Protection Rider	Prevent the policy from Lapsing due to Indebtedness	Optional
• Subject to eligibility requirements to invoke the
Rider
• Election to invoke is irrevocable
• Once invoked, all other Riders terminate (except the
Additional Term Insurance Rider, if applicable)
• Cash Value will be transferred to the Fixed Account
and may not be transferred out
• No further loans or partial surrenders may be taken
from the policy

Additional Term Insurance Rider	Provides term life insurance on the Insured, in addition to that under the base policy	Optional	• Available for post-issue election until the Insured reaches Attained Age 100 • If purchase after the Policy Date, evidence of insurability is required
Standard Policy Charges
Nationwide takes deductions from Premium payments and/or the Cash Value to compensate it for the services and benefits provided, the costs and expenses incurred, and the risks assumed. Nationwide may generate a profit from any of the charges assessed under the policy and certain expenses may be recovered utilizing more than one charge.
Monthly charges are deducted from Cash Value beginning on the Policy Date. Charges are taken proportionally from the Sub-Accounts and the Fixed Account. Charges taken against allocations to the Sub-Accounts are assessed by redeeming Accumulation Units. The number of Accumulation Units redeemed is determined by dividing the dollar amount of the charge by the Accumulation Unit value for the Sub-Account. Nationwide does not deduct policy charges or Rider charges from the Cash Value attributable to the policy loan account. Interest charged and interest credited against policy loans may result in net charges. For a complete description of how interest is credited and charged, see Policy Loans.
Policy and Rider charges reflect costs and risks associated with issuing the policy and rider(s). Certain charges will vary according to individual characteristics of the Insured. The Insured is assigned to an underwriting class according to his/her Issue Age, tobacco rate type, type of evidence of insurability, and any Substandard Ratings. In evaluating and underwriting a corporate or legal entity purchasing the policy, and setting policy charges, Nationwide may take into account several factors, including the purpose for which the policy is being purchased, the anticipated amount and timing of Premium payments, and the expected asset persistency. The policy owner can request an illustration of specific costs and/or see the Policy Data Pages for information about specific policy charges.
Nationwide may change policy and/or Rider charges and rates under the policy at any time, subject to the guaranteed maximum rates stated in the Policy Data Pages. Changes in policy and/or Rider charges and rates vary by changes in future expectations for factors including, but not limited to, Nationwide’s investment earnings, mortality experience, persistency experience, expenses, including reinsurance expenses, and taxes. Changes to policy and/or Rider charges and rates will be on a uniform basis for Insured’s of the same Issue Age, rate class, rate type, any Substandard Rating, and Base Policy Specified Amount whose policies have been In Force for the same length of time. If a change in the charges or rates causes an increase to the policy and/or Rider charges, the policy’s Cash Value could decrease. If a change in the charges or rates causes a decrease to the policy and/or Rider charges, the policy’s Cash Value could increase. Any changes will be determined in accordance with state law. Policy and Rider charges will never exceed the maximum charges shown in the fee tables, see Fee Table.

Percent of Premium Charge
Nationwide deducts a Percent of Premium Charge from each Premium payment for reimbursement of certain actual expenses, including acquisition costs and expenses related to the sale of the policy and state and federal taxes. The Percent of Premium Charge also provides revenue to compensate Nationwide for assuming risks associated with the policy, and revenue that may be a profit.
Each premium payment is divided into contributions towards Target Premium and Excess Premium. Target Premium is an annual Premium based on the Base Policy Specified Amount (i.e., the Policy without any Riders) and the Insured’s age and underwriting class. A portion of each Premium payment is considered a contribution towards Target Premium until the total of such contributions in a policy year equals the Target Premium. The portion considered a contribution towards Target Premium is equal to the Premium payment multiplied by the ratio of the Base Policy Specified Amount to the Total Specified Amount. The portion of each premium payment that exceeds the Target Premium is Excess Premium.
In general, election of the Additional Term Insurance Rider decreases the policy’s Target Premium because of policy charge blending (an example of policy charge blending is provided in Appendix D: Examples of Policy Charge Blending). A lower Target Premium impacts the amount of Percent of Premium Charge assessed because a lower Target Premium will result in a greater portion of Net Premium paid being considered Excess Premium. The Percent of Premium Charge is generally less when assessed against Excess Premium than when assessed against Target Premium during the early years following policy issuance or after an increase in the Total Specified Amount.
The chart below shows the current Percent of Premium Charge on Target Premium and Excess Premium applicable to policies that are modified endowment contracts with applications dated on or after October 1, 2020.
Policy Year	Rate on Target Premium	Rate on Excess Premium
1	10.00%	2.00%
2	8.00%	2.00%
3	6.00%	2.00%
4	5.00%	2.00%
5	4.00%	2.00%
6	3.00%	2.00%
7+	2.00%	2.00%
The chart below shows the current Percent of Premium Charge on Target Premium and Excess Premium applicable to policies that are not modified endowment contracts and to policies that are modified endowment contracts with applications dated before October 1, 2020.
Policy Year	Rate on Target Premium	Rate on Excess Premium
1	10.00%	0.00%
2	8.00%	0.00%
3	6.00%	0.00%
4	5.00%	0.00%
5	4.00%	0.00%
6	3.00%	0.00%
7+	2.00%	0.00%
Nationwide may waive the Percent of Premium Charge on the initial Premium paid into this policy as part of a sponsored exchange program to another Nationwide policy, as permitted under the securities laws and/or rules or by order of the SEC.
Illustration Charge
Nationwide only assesses an Illustration Charge for excessive requests for In Force policies. Excessive requests means more than 10 in any 12 month period. This charge compensates Nationwide for the administrative costs of generating the illustration. This charge will not exceed $25 per illustration requested. Any Illustration Charge must be paid at the time of the illustration request. The Illustration Charge will not be deducted from the policy's Cash Value.
The Illustration Charge is not applicable to requests for illustrations of prospective policies during the sales process.

Partial Surrender Fee
Partial Surrender Fees are deducted from the partial surrender amount requested. Nationwide currently waives the Partial Surrender Fee. The fee is intended to compensate Nationwide for the administrative costs associated with calculating and generating the surrender amount. Nationwide may elect in the future to assess a Partial Surrender Fee. The Partial Surrender Fee assessed to each surrender will not exceed $25.
Cost of Insurance Charge
A Cost of Insurance Charge is deducted proportionally from Sub-Account and Fixed Account allocations on the Policy Date and on each monthly anniversary of the Policy Date. This charge is intended to cover Nationwide’s expenses associated with providing expected mortality benefits and assuming certain risks associated with the policy, and to cover other expenses, including acquisition costs, and state and federal taxes. Nationwide may also profit from this charge.
The Cost of Insurance Charge is the product of the Net Amount At Risk and the cost of insurance rate. The cost of insurance rate will vary by the Insured's Issue Age, underwriting classification, any Substandard Ratings, how long the policy has been In Force, and the Base Policy Specified Amount. The cost of insurance rates are based on Nationwide’s expectations as to future mortality and expense experience, investment earnings, persistency, and taxes. Current and guaranteed monthly cost of insurance rates established at issue generally increase year over year to reflect expectations that mortality and underwriting risks generally increase as the Insured's Attained Age and the length of time the Policy has been In Force increase.
There will be a separate cost of insurance rate for the initial Base Policy Specified Amount and any Base Policy Specified Amount increase. The cost of insurance rate(s) will never be greater than what is shown on the Policy Data Pages.
If coverage is provided under the Additional Term Insurance Rider, the Net Amount At Risk will be allocated between coverage provided by the base policy and coverage provided under the Additional Term Insurance Rider, see Additional Term Insurance Rider.
Flat Extras and Substandard Ratings
Nationwide may inquire about the occupation and activities of the Insured through the underwriting process. If the activities or occupation of the Insured cause an increased health or accident risk, it may result in the Insured receiving a Substandard Rating. If this is the case, Nationwide may add an additional component to the Cost of Insurance Charge called a "Flat Extra Charge." The Flat Extra Charge accounts for the increased risk of providing life insurance when one or more of these factors apply to the Insured. The Flat Extra Charge is a component of the total Cost of Insurance Charge, so if applied it will be deducted from Cash Value on the Policy Date and the monthly anniversary of the Policy Date. The monthly Flat Extra Charge is between $0.00 and $2.08 per $1,000 of the Net Amount At Risk. If a Flat Extra Charge is applied, it is shown in the Policy Data Pages. In no event will the Flat Extra Charge result in the Cost of Insurance Charge exceeding the maximum Cost of Insurance Charge shown in the Fee Table.
Nationwide will uniformly apply a change in any cost of insurance rate for Insureds of the same age, underwriting class, Substandard Ratings, and Base Policy Specified Amount, if the policies have been In Force for the same length of time. If a change in the cost of insurance rates causes an increase to a policy’s Cost of Insurance Charge, the policy's Cash Value could decrease. If a change in the cost of insurance rates causes a decrease to the policy’s Cost of Insurance Charge, the policy's Cash Value could increase.
Non-Medical Underwriting
Nationwide may underwrite the policy on a non-medical basis that may result in a higher Cost of Insurance Charge. Non medical underwriting means that a physical examination to obtain medical information on the proposed Insured is not required to issue the policy. The higher Cost of Insurance Charge would compensate Nationwide for assuming additional mortality risk as a result of issuing without the information that results from medical underwriting. The result is that healthy individuals will subsidize less healthy individuals because there is no medical underwriting, which typically results in lower cost of insurance rates being applied to fully underwritten policies. A medically underwritten policy for a healthy insured would likely have lower cost of insurance rates.

Base Policy Specified Amount Charge
A Base Policy Specified Amount Charge is deducted proportionally from the Sub-Account and the Fixed Account allocations on the Policy Date and each monthly anniversary of the Policy Date. This charge is intended to compensate Nationwide for sales, underwriting, distribution and issuance of the policy. The Base Policy Specified Amount Charge also provides revenue to compensate Nationwide for assuming risks associated with the policy, and revenue that may be a profit.
The charge applicable to the policy depends on the Base Policy Specified Amount on the Policy Date or effective date of any Base Policy Specified Amount increase. Once set, the Base Policy Specified Amount Charge will not be reduced if the Base Policy Specified Amount is subsequently reduced after the Policy Date. The maximum guaranteed monthly Base Policy Specified Amount Charge is $0.40 per $1,000 of Base Policy Specified Amount.
A distinct Rider Specified Amount Charge applies to the Additional Term Insurance Rider. If that Rider is elected, the Total Specified Amount charges will depend upon the allocation of Total Specified Amount between the base policy and the Additional Term Insurance Rider. To determine Total Specified Amount charges, the Base Policy Specified Amount charge must be added to the Rider Specified Amount charge. Total charges are a weighted average of the amount of Base Policy Specified Amount and Rider Specified Amount. The end result is a charge blending, see Additional Term Insurance Rider.
Variable Account Asset Charge
Nationwide deducts a Variable Account Asset Charge proportionally from the Sub-Account allocations on the Policy Date and each monthly anniversary of the Policy Date. This charge is intended to compensate Nationwide for certain actual expenses, including acquisition costs and expenses, state and federal taxes. The Variable Account Asset Charge also provides revenue to compensate Nationwide for assuming certain risks associated with the policy, and revenue that may be profit.
The Variable Account Asset Charge applicable to the policy is determined by multiplying the current rate by the total Cash Value in the Sub-Accounts. The maximum guaranteed Variable Account Asset Charge is equal to an annualized rate of 0.90% of the policy's Cash Value allocated to the Sub-Accounts for all policy years. Currently, the annualized Variable Account Asset Charge rate assessed is based on the following schedule:
Variable Account Asset Charge Applicable to Policies with a Policy Date on or after January 1, 2023:
Charge for policy years 1-20	Charge for policy years 21+
0.65% of Cash Value allocated to the Sub-Accounts	0.40% of Cash Value allocated to the Sub-Accounts
Variable Account Asset Charge Applicable to Policies with a Policy Date prior to January 1, 2023:
Charge for policy years 1-20	Charge for policy years 21+
0.50% of Cash Value allocated to the Sub-Accounts	0.45% of Cash Value allocated to the Sub-Accounts
Reduction to Variable Account Asset Charge
The Variable Account Asset Charge may be reduced by an amount substantially equal to payments Nationwide expects to receive from certain underlying mutual funds based on the policy’s non-loaned Cash Value allocated to certain Sub-Accounts. Nationwide expects to receive payments from these underlying mutual funds for services Nationwide provides to them. The payment amount that Nationwide expects to receive from such underlying mutual funds is based on the rate stated in the contractual agreement with each underlying mutual fund and varies among underlying mutual funds and Sub-Accounts. Some underlying mutual funds do not currently make such payments to Nationwide. Nationwide may renegotiate agreements with these underlying mutual funds which may result in Nationwide receiving a different rate and payment than previously received. Nationwide may change the Variable Account Asset Charge reduction, if any, at any time.
On the Policy Date and on each monthly anniversary of the Policy Date, Nationwide will determine the amount of payments it expects to receive based on the policy’s’ Sub-Account allocations. Nationwide may then, in its sole discretion, reduce the Variable Account Asset Charge by an amount that represents the payments it expects to receive based upon the policy’s Sub-Account allocations. This reduction may exceed the then current Variable Account Asset Charge. Payments will be allocated to the policy’s Cash Value in accordance with current Sub-Account allocations, unless otherwise prohibited.

Nationwide will treat any Variable Account Asset Charge reduction attributed to such payments as earnings under the policy for tax purposes.
Payments are more fully described in the Information on Underlying Mutual Fund Service Fee Payments section. For current Variable Account Asset Charge reductions by Sub-Account, see Appendix E: Reduction to Variable Account Asset Charge.
Applicable reductions are not guaranteed on a future basis and may be changed or discontinued at any time. If changed or discontinued, Nationwide will provide notice to all policy owners.
Although the resulting Variable Account Asset Charge may be lower if the policy owner selects Sub-Accounts that make payments to Nationwide, the policy owner should carefully select Sub-Accounts that are suitable for its purposes and goals. As such, Sub-Accounts that do not make payments to Nationwide or pay less than other Sub-Accounts may be more appropriate for the policy owner’s needs.
Administrative Expense Charge
An administrative charge is deducted proportionally from the policy's Sub-Account and Fixed Account allocations on the Policy Date and each monthly anniversary of the Policy Date. This charge reimburses Nationwide for the costs of maintaining the policy, including accounting and record-keeping and periodic reports to the policy owner. For policies with a Policy Date on or after January 1, 2023, the charge is currently $0 per month in all policy years. For policies with a Policy Date prior to January 1, 2023, the charge is $5 per month. The maximum guaranteed charge is $10 per month in all policy years.
Mutual Fund Operating Expenses
In addition to the policy charges, there are also charges associated with the mutual funds in which the Sub-Accounts invest. Policy owners do not pay these charges directly, but these charges do affect the value of the assets allocated to the Sub-Accounts because these charges are reflected in the underlying mutual fund prices that Nationwide subsequently uses to value Sub-Account units. The underlying mutual funds' prospectuses contain additional information about these charges. Policy owners may contact the Service Center to receive, free of charge, copies of the prospectuses for any of the underlying mutual funds available under the policy.
A Note on Charges
During a policy's early years, the expenses Nationwide incurs in distributing and establishing the policy exceed the deductions. Nevertheless, Nationwide expects to make a profit over time because variable life insurance is intended to be a long-term financial investment. Accordingly, Nationwide has designed the policy with features and investment options that it believes support and encourage long-term ownership.
Nationwide makes many assumptions and accounts for many economic and financial factors when establishing the policy's fees and charges. The following is a discussion of some of the factors that are relevant to the policy's pricing structure.
Distribution, Promotional, and Sales Expenses
Distribution, promotional, and sales expenses include amounts paid to broker-dealer firms as commissions, expense allowances, and marketing allowances. Nationwide refers to these expenses collectively as "total compensation."
Nationwide has the ability to customize the total compensation package paid to broker-dealer firms. Nationwide may vary the form of compensation paid or the percentage or amounts paid as commission, expense allowance, or marketing allowance, to the extent permitted by SEC and FINRA rules and other applicable laws and regulations. However, the total premium based compensation will not exceed the maximum of 40% of first year premiums and 15% of renewal premium after the first year. Commission may also be paid as an asset-based amount instead of a premium based amount. If an asset-based commission is paid, it will not exceed 0.30% of the non-loaned cash value per year.
Marketing allowance is based on a firm’s ability and demonstrated willingness to promote and market Nationwide’s products. How any marketing allowance is spent is determined by the firm, but generally will be used to finance firm activities that may contribute to the promotion and marketing of Nationwide’s products, which may include but not be limited to, providing conferences or seminars, sales or training programs, advertising and sales campaigns regarding the policies, and payments to assist a firm in connection with its administrative systems, operations and marketing expenses and/or other events or activities sponsored by the firms.

Nationwide may also host training and/or educational meetings including the cost of travel, accommodations and meals for firms that sell the policies as well as assist such firms with marketing or advertisement costs.
The actual amount and/or forms of total compensation paid depend on factors such as the level of premiums Nationwide receives from respective broker-dealer firms and the scope of services the firms provide, and whether the policy is sold with the Additional Term Insurance Rider, see Additional Term Insurance Rider and Policy Charge Blending and Compensation. Some broker-dealer firms may not receive maximum total compensation.
Individual financial professionals typically receive a portion of the commissions/total compensation paid, depending on their arrangement with their broker-dealer firm. Policy owners should consult their financial professional with questions on the compensation received by the financial professional. Policy owners may also consult Nationwide Business Solutions Group about the exact compensation arrangement associated with the policy owner’s policy.
Information on Underlying Mutual Fund Service Fee Payments
Nationwide's Relationship with the Underlying Mutual Funds
The underlying mutual funds incur expenses each time they sell, administer, or redeem their shares. The separate account aggregates policy owner purchase, redemption, and transfer requests and submits net or aggregated purchase/redemption requests to each underlying mutual fund daily. The separate account (not the policy owners) is the underlying mutual fund shareholder. When the separate account aggregates transactions, the underlying mutual fund does not incur the expense of processing individual transactions it would normally incur if it sold its shares directly to the public. Nationwide incurs these expenses instead.
Nationwide also incurs the distribution costs of selling the policy (as discussed above), which benefit the underlying mutual funds by providing policy owners with Sub-Account options that correspond to the underlying mutual funds.
An investment advisor or subadvisor of an underlying mutual fund or its affiliates may provide Nationwide or its affiliates with wholesaling services that assist in the distribution of the policy and may pay Nationwide or its affiliates to participate in educational and/or marketing activities. These activities may provide the advisor or subadvisor (or their affiliates) with increased exposure to persons involved in the distribution of the policy.
Types of Payments Nationwide Receives
In light of the above, the underlying mutual funds or their affiliates make certain payments to Nationwide or its affiliates (the "payments"). The amount of these payments is typically based on a percentage of assets invested in the underlying mutual funds attributable to the policies and other variable policies Nationwide and its affiliates issue, but in some cases may involve a flat fee. These payments are made for various purposes, including payments for the services provided and expenses incurred by the Nationwide companies in promoting, marketing and administering the policies and underlying funds. Nationwide may realize a profit on the payments received.
Nationwide or its affiliates receive the following types of payments:
•
Underlying mutual fund 12b-1 fees, which are deducted from underlying mutual fund assets;
•
Sub-transfer agent fees or fees pursuant to administrative service plans adopted by the underlying mutual fund, which may be deducted from underlying mutual fund assets; and
•
Payments by an underlying mutual fund's advisor or subadvisor (or its affiliates). If consistent with applicable law, such payments may be derived, in whole or in part, from the advisory fee, which is deducted from underlying mutual fund assets and is reflected in mutual fund charges.
Furthermore, Nationwide benefits from assets invested in affiliated underlying mutual funds (i.e., Nationwide Variable Insurance Trust) because these affiliates receive compensation from the underlying mutual funds for investment advisory, administrative, transfer agency, distribution, and/or other services provided. Overall, Nationwide may receive more revenue with respect to affiliated underlying mutual funds than unaffiliated underlying mutual funds.
Nationwide did not take into consideration the anticipated mutual fund service fee payments from the underlying mutual funds when it determined the charges imposed under the policies (apart from fees and expenses imposed by the underlying mutual funds).

Amount of Payments Nationwide Receives
For the year ended December 31, 2022, the underlying mutual fund service fee payments Nationwide and its affiliates received from the underlying mutual funds did not exceed 0.75% (as a percentage of the average daily net assets invested in the underlying mutual funds) offered through the policy or other variable policies that Nationwide and its affiliates issued. Payments from investment advisors or subadvisors to participate in educational and/or marketing activities have not been taken into account in this percentage.
Most underlying mutual funds or their affiliates have agreed to make payments to Nationwide or its affiliates, although the applicable percentages may vary from underlying mutual fund to underlying mutual fund and some may not make any payments at all. Because the amount of the actual payments Nationwide or its affiliates receive depends on the assets of the underlying mutual funds attributable to the policy, Nationwide and its affiliates may receive higher payments from underlying mutual funds with lower percentages (but greater assets) than from underlying mutual funds that have higher percentages (but fewer assets).
For policies owned by an employer sponsored retirement plan subject to ERISA, upon a plan trustee’s request, Nationwide will provide a best estimate of plan-specific, aggregate data regarding the amount of underlying mutual fund service fee payments Nationwide received in connection with the plan’s investments either for the previous calendar year or plan year, if the plan year is not the same as a calendar year.
Identification of Underlying Mutual Funds
Nationwide may consider several criteria when identifying the underlying mutual funds, including some or all of the following: investment objectives, investment process, investment performance, risk characteristics, investment capabilities, experience and resources, investment consistency, fund expenses, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, and the capability and qualification of each investment firm. Other factors Nationwide may consider during the identification process are: whether the underlying mutual fund's advisor or sub-advisor is a Nationwide affiliate; whether the underlying mutual fund or its service providers (e.g., the investment advisor or sub-advisors), or its affiliates will make mutual fund service fee payments to Nationwide or its affiliates in connection with certain administrative, marketing, and support services, as described above; or whether affiliates of the underlying mutual fund can provide marketing and distribution support for sales of the policies. Nationwide reviews the funds periodically and may remove a fund or limit its availability to new contributions and/or transfers of account value if Nationwide determines that a fund no longer satisfies one or more of the selection criteria, and/or if the fund has not attracted significant allocations from policy owners.
Nationwide does not recommend or endorse any particular fund and it does not provide investment advice.
There may be underlying mutual funds with lower fees and expenses, as well as other variable policies that offer underlying mutual funds with lower fees and expenses. Policy owners should consider all of the fees and charges of the policy in relation to its features. Higher policy fees and charges and underlying mutual fund fees and expenses will result in lower policy investment performance.
Policy Riders and Rider Charges
Policy owners may purchase one or more of the policy’s Riders. There may be additional charges assessed for elected Riders, see Fee Table. The availability, operation, and benefits of the Riders may vary by the state where the policy is issued.
Some Rider charges are assessed starting on the Policy Date and each monthly anniversary of the Policy Date by taking deductions from the Cash Value. If a Rider with a monthly charge is elected after the Policy Date, Rider charges will begin to be deducted on the first monthly anniversary after Nationwide approves the request unless the policy owner requests and Nationwide approves a different date. Some Riders assess a one-time charge upon invoking the Rider.
Rider charges compensate Nationwide for the services and benefits provided, the costs and expenses incurred, and the risks assumed by Nationwide associated with offering the Riders. Nationwide may generate a profit from any of the Rider charges.
The maximum and minimum/current Rider charges are stated in the Fee Tables, see Fee Table.
Note: The charge and/or benefits received under certain Riders may be treated as a distribution from the policy for income tax purposes, see Periodic Withdrawals, Non-Periodic Withdrawals and Loans.

Overloan Lapse Protection Rider
A policy owner is able to prevent the policy from Lapsing due to Indebtedness by invoking the Overloan Lapse Protection Rider, which provides a guaranteed paid-up insurance benefit. The Rider is designed to enable the policy owner of a policy with a substantially depleted Cash Value, due to Indebtedness, to potentially avoid the negative tax consequences associated with Lapsing the policy.
Note: Neither the IRS nor the courts have ruled on the tax consequences of invoking the Overloan Lapse Protection Rider. It is possible that the IRS or a court could assert that the Indebtedness should be treated as a distribution, all or a portion of which could be taxable when the Rider is invoked. Consult with a tax advisor regarding the risks associated with invoking this Rider.
Availability
All policies will automatically receive the Overloan Lapse Protection Rider (state law permitting). The Rider is dormant until specifically invoked by the policy owner, at which time a one-time charge is assessed.
Eligibility
The policy owner is eligible to invoke the Rider upon meeting the following conditions:
•
Indebtedness reaches a certain percentage of the policy's Cash Value (the percentage will range from 84% to 99% based upon the life insurance qualification test and the Insured's Attained Age);
•
The Insured is Attained Age 75 or older;
•
The 15th anniversary of the Policy Date has been reached, regardless of any period of Lapse, and the policy is currently In Force;
•
The policy's Cash Value is at least $100,000; and
•
All amounts available for partial surrender not subject to federal income tax have been taken.
The first time the policy's Indebtedness reaches the percentage that makes the policy eligible for the Rider, Nationwide will notify the policy owner of the policy's eligibility to invoke the Rider. The letter will also describe the Rider, its cost, and its guaranteed benefits. The Rider may be invoked at any time, provided that the above conditions are met.
Impact on Other Riders and the Policy
The change of Insured option will terminate when the Overloan Lapse Protection Rider is invoked. An election to invoke the Overloan Lapse Protection Rider is irrevocable.
Additionally, Nationwide will adjust the policy as follows:
(1)
If not already in effect, the death benefit option will be changed to Death Benefit Option 1.
(2)
The Total Specified Amount will be adjusted to equal the lesser of: (1) the Total Specified Amount immediately before the Rider was invoked; or (2) the Total Specified Amount that will cause the Death Benefit to equal the Minimum Required Death Benefit immediately after the charge for the Rider is deducted. This "new" Total Specified Amount will be used to calculate the Death Benefit pursuant to The Death Benefit provision.
(3)
Any non-loaned Cash Value (after deduction of the Overloan Lapse Protection Rider charge) will be transferred to the Fixed Account, where it will earn the minimum guaranteed fixed interest rate of the base policy (shown in the Policy Data Pages).
After the above adjustments are made, the Indebtedness will continue to grow at the policy's loan charged rate, and the amount in the policy loan account will continue to earn interest at the policy's loan crediting rate. No additional policy or Rider charges will be assessed. No further loans or partial surrenders may be taken from the policy. Cash Value may not be transferred out of the Fixed Account. The Death Benefit will be the greater of the Total Specified Amount or the Minimum Required Death Benefit. The policy will remain as described above for the duration of the policy.
Overloan Lapse Protection Rider Charge
The Overloan Lapse Protection Rider Charge is a one-time charge deducted at the time the Rider is invoked, and is assessed against the Cash Value allocated to the Sub-Accounts and the Fixed Account. The charge is intended to cover the administrative costs and to compensate Nationwide for the risks associated with the Rider's guaranteed paid-up death benefit. The charge is the product of the policy's Cash Value and an age-based factor ranging from 0.15% to 15.70% as shown in the Policy Data Pages.

If the Cash Value less Indebtedness is insufficient to satisfy the charge, the Rider cannot be invoked without repaying enough Indebtedness to cover the charge.
Invoking the Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value. Additionally, any benefits paid pursuant to this Rider will reduce the Cash Surrender Value.
Example:
Assume a policy is currently In Force and the following:
• Insured’s Attained Age is 75
• Policy is in its 27th policy year
• Death Benefit Option 1
• Total Specified Amount: $700,000
• Indebtedness: $627,000
• Cash Value: $660,000
• Applicable age-based factor for determining rider charge: 4.60%*
* Rate is subject to change based on product
Using the above assumptions, a decision to invoke the Rider would impact the policy as follows:
(1) The death benefit option will remain at Death Benefit Option 1.
(2) The one-time charge for invoking the Rider will be $30,360 ($660,000 x 4.60%) and will be deducted from the Cash Value, reducing the Cash Value to $629,640 ($660,000 -$30,360).
(3) The Total Specified Amount will remain at $700,000 since it is less than the Minimum Required Death Benefit of $712,611.90.
(4) The non-loaned Cash Value $2,640 ($629,640 - $627,000) will be transferred to the Fixed Account where it will earn the minimum guaranteed fixed interest rate.
(5) The policy loan account ($627,000) will continue to earn interest at the policy's loan crediting rate.
(6) The Indebtedness ($627,000) will continue to grow at the policy's loan interest charged rate.
(7) After this Rider is invoked, no other changes to the policy can be made
Additional Term Insurance Rider
The benefit associated with the Additional Term Insurance Rider is term life insurance on the Insured that is: (1) in addition to the Base Policy Specified Amount; (2) payable upon the Insured's death; and (3) automatically renewed annually until the Insured reaches Attained Age 120. This Rider and all coverage associated with it terminates when the Insured reaches Attained Age 120, regardless whether coverage under the policy is extended beyond the Maturity Date, see Policy Maturity. Additionally, electing coverage under the Additional Term Insurance Rider will result in a lower Enhancement Benefit, if any. Nationwide may prospectively discontinue offering the Additional Term Insurance Rider at any time.
Subject to Nationwide’s approval, the policy owner may purchase this Rider at the time of application or at a later time provided that the policy is In Force and the Rider is purchased before the Insured reaches Attained Age 100. If the policy owner purchases this Rider at the time of application, the effective date of the Rider is the Policy Date. If the Rider is purchased after the Policy Date, the effective date will be the monthly anniversary of the Policy Date on or next following the date Nationwide approves the policy owner’s written request, unless the policy owner specifies and Nationwide approves a different date.
The Rider Specified Amount is the amount of insurance coverage provided by the Additional Term Insurance Rider. The Rider Specified Amount and the Base Policy Specified Amount are combined to equal the Total Specified Amount. While the Rider is In Force, the Base Policy Specified Amount must be at least 1% of the minimum Total Specified Amount.

The Rider Death Benefit may vary monthly and is based on the death benefit option in effect for the base policy, see Additional Term Insurance Rider Death Benefit Calculation. Because Nationwide deducts the Rider charge from the Cash Value, purchase of this Rider could reduce the amount of the Death Benefit when the Death Benefit depends on Cash Value.
Monthly Rider charges are different from, and in addition to, the charges assessed under the base policy. The charges associated with the Additional Term Insurance Rider are:
•
Additional Term Insurance Rider Cost of Insurance Charge; and
•
Additional Term Insurance Rider Specified Amount Charge.
Example:
Assume the Base Policy Specified Amount is $700,000, Death Benefit Option 2, the
Enhanced Cash Value is $70,000, and the Additional Term Insurance Rider Specified
Amount is $300,000 and coverage under the Rider is in effect and has not otherwise terminated. Upon the death of the Insured, if the policy is not in corridor and there is no
Indebtedness, the Death Benefit Proceeds under the base policy will be $770,000 and the
Additional Term Insurance Death Benefit Proceeds will be $300,000, for a total of
$1,070,000.

Additional Term Insurance Rider Cost of Insurance Charge
The Additional Term Insurance Rider Cost of Insurance Charge is deducted proportionally from the Sub-Account and Fixed Account allocations on the Policy Date and each monthly anniversary of the Policy Date. The charge is intended to compensate Nationwide for providing term life insurance on the Insured. The Net Amount At Risk for the Additional Term Insurance Rider is equal to the Rider's Death Benefit (described below). The charge is determined by multiplying the Rider's Death Benefit by the Rider’s cost of insurance rate. Nationwide bases the Additional Term Insurance Rider Cost of Insurance rate on its expectations as to future experience for factors such as mortality, persistency, expenses, and taxes. The Additional Term Insurance Rider Cost of insurance rate will vary by the Insured's Attained Age, tobacco use, Substandard Ratings, underwriting class and the number of years from the Policy Date. The Rider Cost of Insurance Charge may include a Flat Extra Charge for certain Substandard Ratings, see Cost of Insurance.
Additional Term Insurance Rider Specified Amount Charge
The Additional Term Insurance Rider Specified Amount Charge is deducted proportionally from the Sub-Account and Fixed Account allocations on the Policy Date and each monthly anniversary of the Policy Date. The charge is intended to compensate Nationwide for sales, underwriting, distribution, and issuance of the Rider. The charge applicable to the policy depends on the Total Specified Amount and the allocation of the Total Specified Amount between Base Policy Specified Amount and Rider Specified Amount. The charge is determined using a weighted average (i.e., a blend that uses the relative proportions of the Base and Rider Specified Amounts) of the base and Rider charges.
The maximum guaranteed monthly Additional Term Insurance Rider Specified Amount Charge is $0.40 per $1,000 of Rider Specified Amount. To determine Total Specified Amount charges, add the amount of the Base Policy Specified Amount charge to the Rider Specified Amount charge. Total charges are a weighted average of the amount of Base Policy Specified Amount and Rider Specified Amount elected. The end result is a charge blending.
Policy Charge Blending and Compensation
When the Additional Term Insurance Rider is elected, the Rider's charges are blended with the base policy's charges. "Blending" means that the charge associated with the Base Policy Specified Amount and the Rider Specified Amount are multiplied by their respective percentage allocation and then added. For example, if 80% is allocated to Base Policy Specified Amount and 20% to Rider Specified Amount, the total charges are determined by multiplying the charges under the Base Policy Specified Amount by 80% and independently multiplying the charges under the Rider Specified Amount charge by 20% and then adding the result of these two calculations to determine total policy charges.
In most instances, overall policy charges are lower if the policy owner allocates as much coverage percentage as possible to the Rider. Rider charges generally are lower than base policy charges due in part to the broker-dealer firm receiving less overall compensation for selling a policy with the Additional Term Insurance Rider. It is also possible that less Premium may be required to maintain the Death Benefit over the life of the policy or that increased Premium may be needed if the Additional Term Insurance Rider is not purchased. Generally, the greater the allocation of the Total Specified Amount to the Rider, the lower the overall charges will be under the policy, see Appendix D: Examples of Policy Charge Blending.

Before deciding whether to purchase the Additional Term Insurance Rider it is important to know that when the Rider is purchased, the compensation received by the financial professional and his or her firm is less than when compared to purchasing insurance coverage under the base policy. As a result of this compensation reduction, the charges assessed for the cost of insurance under this Rider will be lower for a significant period of time. A financial professional can answer any questions and provide illustrations demonstrating the impact of purchasing coverage under the Rider.
Rider Specified Amount Increases and Decreases
All increases and decreases of Rider Specified Amount, including decreases due to partial surrenders, are done proportionally between the amounts allocated to Base Policy Specified Amount and Rider Specified Amount.
If the policy owner purchases this Rider and increases the Total Specified Amount then the overall monthly charges associated with the policy will increase, even if the Base Policy Specified Amount is not increased.
Additional Term Insurance Rider Death Benefit Calculation
The death benefit option chosen for the base policy will also be the death benefit option for the Rider and used in the calculation of the Rider Death Benefit. The current death benefit option in effect is shown on the Policy Data Page.
The Additional Term Insurance Rider Death Benefit is calculated as follows:
(1)
the total Net Amount At Risk for the policy and this Rider; multiplied by
(2)
the Rider Specified Amount; divided by
(3)
the Total Specified Amount.
Depending on the policy’s Cash Value, the Rider Death Benefit may be less than the Rider Specified Amount.
The Rider Death Benefit is then added to the base policy’s Death Benefit to determine the total Death Benefit.
The base policy's Death Benefit is calculated using the formula below:
[CV + (Total NAAR)] x [(Base Policy Specified Amount)/ (Total Specified Amount)]
Where:
CV is the Cash Value of the policy; and
Total NAAR is the total Net Amount At Risk, which is the Death Benefit minus the Cash Value.
The formula above determines the portion of the Death Benefit applied to the base policy by determining the ratio the Base Policy Specified Amount bears to the Total Specified Amount.
Terminating the Rider
This Rider can be terminated by submitting a written request to the Service Center. Nationwide may require that the policy be submitted for endorsement. Terminating this Rider will likely result in increased policy charges because of the difference in policy charges for the base policy and this Rider. If the Rider is terminated, the calculation of the Death Benefit will apply exclusively to the base policy. Termination may require that the amount of Death Benefit coverage provided by the base policy be increased to maintain the qualification of the policy as life insurance under the Code.
This Rider also terminates upon the earliest of the following dates:
•
the date the policy is surrendered or terminated;
•
the date the policy Lapses;
•
the Insured's death; or
•
the date the Insured reaches Attained Age 120.
Nationwide may deny any request to terminate this Rider that would disqualify the policy as a contract of life insurance under the Code. If the policy is not issued as a modified endowment contract, terminating this Rider may result in the policy becoming a modified endowment contract. Nationwide will notify the policy owner if the policy's status is in jeopardy.
There is no Cash Value attributable to this Rider. Therefore, there is no Cash Surrender Value available upon termination.
In most instances, terminating the Rider will not be to the policy owner’s advantage. Consult with a financial professional before deciding to terminate coverage under this Rider.

Policy Loans
After the expiration of the right to cancel period and while the policy is In Force, a policy owner may take a policy loan. A policy loan will be effective as of the date Nationwide receives the policy owner's written request at the Service Center. Nationwide reserves the right to require written requests to be submitted on current Nationwide forms.
Taking a policy loan may increase the risk of Lapse and may result in adverse tax consequences. Unpaid loan interest charges accrue daily at a compounded annual interest rate and can cause the policy's Indebtedness to grow significantly. The policy owner should request an illustration demonstrating the impact of a policy loan on the policy's Cash Value, Cash Surrender Value, and Death Benefit Proceeds.
Loan Amount
The minimum loan amount is $500. At the time of a loan request, policy Indebtedness cannot exceed 90% of the Cash Value (i.e., the sum of existing Indebtedness and the loan request cannot exceed 90% of the Cash Value as of the loan date). Any applicable Enhancement Benefit is not available to be taken as a policy loan. Nationwide pays the policy loan to the policy owner with assets from its general account. Nationwide then uses the policy's Cash Value as collateral for the loan as described below.
Collateral and the Policy Loan Account
As collateral for the policy loan, Nationwide transfers an amount equal to the policy loan from the policy's investment options. Collateral amounts are transferred from the Cash Value to the policy loan account (which is part of Nationwide's general account). Because the policy loan account does not participate in the Investment Experience of the Sub-Accounts, policy loans can permanently affect the Death Benefit Proceeds and the Cash Value of the policy, even if repaid. The policy loan account may be subject to Nationwide's creditors in the event of insolvency.
Amounts transferred from the policy's Cash Value equal to the policy loan account are deducted from the Sub-Accounts in the same proportion as the Sub-Account allocations, unless the policy owner has instructed otherwise. Nationwide will only transfer amounts from the Fixed Account if the loan amount exceeds 90% of the Cash Value allocated to the Sub-Accounts.
The policy owner will earn interest on the collateral held in the policy loan account. Interest will accrue daily at no less than the guaranteed minimum rate stated on the Policy Data Pages. Interest credited to the policy loan account is an obligation of Nationwide’s general account and is dependent on Nationwide’s financial strength and claims paying ability. The interest earned on the policy loan account may be different than the rate earned on Cash Value allocated to the Fixed Account.
Interest Charged
Nationwide charges interest against policy Indebtedness. Indebtedness is the total amount of all outstanding policy loans, including principal and compounded interest due. For policies issued on or after June 1, 2020, the effective annual interest rate Nationwide may charge against Indebtedness will never exceed 2.50%. For policies issued before June 1, 2020, the effective annual interest rate Nationwide may charge against Indebtedness will never exceed 3.50%, see Fee Table for current interest charged rates. Rates may change and may vary by policy year. Currently, for policies issued on or after June 1, 2020, the effective annual interest rate charged on Indebtedness is 2.00% for the first ten policy years and 1.00% thereafter. For policies issued before June 1, 2020, the effective annual interest rate charged on Indebtedness is 3.00% for the first ten policy years and 2.00% thereafter. Policy loan interest charges may provide revenue for risk charges and profit.
If policy loan interest is not paid when due, policy Indebtedness will continue to compound at the interest rate in effect, see When Interest is Charged and Credited. If not paid when due, Nationwide will transfer an amount equal to the unpaid interest from the policy's investment options and add it to the policy loan account causing the original policy loan amount (now, "Indebtedness") to increase by the amount of the unpaid interest charged. Amounts transferred from the policy's investment options as unpaid interest charges will be transferred to the policy loan account in the same manner as a new loan.
Note: Over time, unpaid loan interest charges can cause the policy's Indebtedness to be significant. In some cases, policy Indebtedness may be significant enough to cause the policy to Lapse. In general, it is advantageous to repay Indebtedness and at a minimum, the interest charged on Indebtedness, at least annually.

Upon a full surrender, Lapse, or maturity, the amount received in the original loan request(s), plus unpaid loan interest charged is considered "received" under the Code and may result in adverse tax consequences, see Surrender, Lapse, Maturity.
When Interest is Charged and Credited
Interest charged against Indebtedness accrues daily. Interest earned on collateral also accrues daily. Nationwide will transfer interest charged on Indebtedness from the policy's investment options to the collateral account, and transfer interest credited on collateral from the policy loan account to the investment options:
•
Annually, at the end of a policy year;
•
At the time a new loan is requested;
•
When a loan repayment is made;
•
Upon the Insured's death;
•
Upon policy Lapse and/or;
•
Upon a full surrender of the policy.
In most cases, the interest earned on collateral will be less and in some cases, significantly less, than the interest charged against the Indebtedness.
Repayment
The policy owner may repay all or part of policy Indebtedness at any time while the policy is In Force. The minimum loan repayment amount, if any, is stated in the policy. The policy owner should contact the Service Center to obtain loan pay-off amounts.
Note: Interest earned on collateral is not deducted from Indebtedness to calculate loan pay off amounts. If a loan repayment is made, the policy owner's Cash Value is credited with interest earned on collateral and the amount of the loan repayment is deducted from the policy's Indebtedness.
Nationwide will treat any payments made as Premium payments, unless the policy owner specifies that the payment should be applied against the policy's Indebtedness. It may be beneficial for the policy owner to repay Indebtedness before making additional Premium payments because Premium Load charges are deducted from Premium payments but not from loan repayments.
If the policy owner makes a loan repayment, it will be applied to the Sub-Accounts and the Fixed Account in accordance with the allocation instructions in effect at the time the payment is received, unless the policy owner indicates otherwise.
Repaying Indebtedness will cause the Death Benefit and net Cash Surrender Value to increase accordingly.
Example:
Assume the following:
• The policy’s Cash Value is $43,000 and it is allocated entirely to the Sub-Accounts.
• There is no existing Indebtedness.
• The policy owner has requested a $6,000 policy loan at the beginning of the first Policy Year.
*For reference, the maximum policy loan would be $38,700 = $43,000 x 90% - $0.00 (Indebtedness)
Once the $6,000 loan is approved, $6,000 is paid directly to the policy owner from
Nationwide. $6,000 is transferred from the Sub-Accounts to the policy loan account. This serves as collateral for Nationwide. The policy’s Indebtedness on the day of the loan is
$6,000.

Example:
• At the end of the first Policy Year, assume the only loan the policy owner requested was the $6,000 loan. Assuming the policy owner has not made any loan repayments, the
Indebtedness at the end of the next occurring policy anniversary is $6,120 due to $120 of accrued loan interest during the year ($6,000 + $120 = $6,120). Should a claim for the
Death Benefit Proceeds be made, the Proceeds would be reduced by the $6,120
Indebtedness.

• Assuming no loan repayments are ever made, Indebtedness continues to accrue interest.
All unpaid loan interest will also be treated as new policy loans and loan interest will continue to accumulate as Indebtedness

• If the policy owner submits a loan repayment, the amount of the loan repayment will be transferred from the policy loan account and credited to the Cash Value.
• If any Indebtedness exists when the Death Benefit Proceeds become payable, the Death Benefit Proceeds will be reduced by the total Indebtedness.
Lapse
The policy is at risk of Lapsing when the Cash Surrender Value is insufficient to cover the policy’s monthly deductions, see Unfavorable Sub-Account Investment Experience. Before any policy Lapse, there is a Grace Period during which the policy owner can take action to prevent the Lapse. Subject to certain conditions, the policy owner may reinstate a policy that has Lapsed.
Grace Period
If the Cash Surrender Value on any monthly anniversary date is not sufficient to cover the current monthly deductions, then a Grace Period will begin. At the beginning of a Grace Period, the policy owner will receive a notice from Nationwide that will indicate the amount of Premium that must be paid to avoid lapsing the Policy. This amount is equal to three times the current monthly deductions plus all other policy charges due during the Grace Period.
If not paid within 61 days, the policy and all Riders will Lapse.
The Grace Period will not alter the operation of the policy or the payment of Proceeds.
Reinstatement
The policy owner may reinstate a Lapsed policy by:
•
submitting a written request to reinstate the policy to the Service Center any time within three years after the end of the Grace Period (or longer if required by state law) and before the Maturity Date;
•
providing satisfactory evidence of insurability that Nationwide may require;
•
paying sufficient Premium to keep the policy In Force for three months (or less if required by state law) from the date of reinstatement;
•
paying sufficient Premium to cover all policy charges that were due and unpaid during the Grace Period; and
•
repaying or reinstating any Indebtedness that existed at the end of the Grace Period.
The policy owner may also reinstate coverage under certain Riders subject to satisfactory evidence of insurability and any reinstatement requirements contained in the Riders.
If Nationwide approves the application for reinstatement and receives the required Premium, the effective date of a reinstated policy, including any reinstated Riders, will be the coinciding or next monthly anniversary of the Policy Date following the date Nationwide approves the application for reinstatement.
If the policy is reinstated, the Cash Value on the date of reinstatement will be set equal to the Cash Value at the end of the most recent Grace Period. Nationwide will add any Premiums or loan repayments that were made to reinstate the policy to the Cash Value.
The Sub-Account allocations that were in effect at the start of the Grace Period will be reinstated, unless the policy owner indicates otherwise.

Surrenders
Full Surrender
The policy may be surrendered for the Cash Surrender Value at any time while it is In Force. A surrender will be effective as of the date Nationwide receives the policy owner’s written surrender request in good order at the Service Center. Nationwide reserves the right to require written requests to be submitted on current Nationwide forms. No Enhancement Benefit will be paid if the policy is surrendered pursuant to Section 1035 of the Code or paid to anyone other than the policy owner. See Payment of Policy Proceeds for additional information.
Partial Surrender
The policy owner may request a partial surrender of the policy's Cash Surrender Value at any time after the policy has been In Force for one year. Nationwide may require that the policy be sent to the Service Center for endorsement. A Partial Surrender Fee may be assessed to each partial surrender; however, Nationwide currently waives the Partial Surrender Fee, see Fee Table and Partial Surrender Fee.
Nationwide may limit the number of partial surrenders to one per policy year. Currently, the number of partial surrenders is not limited. Nationwide will notify the policy owner in writing if the number of partial surrenders permitted become subject to limits. The minimum amount of any partial surrender request is $500. The maximum amount of a partial surrender in any given policy year is equal to (a) minus (b) minus (c) where:
(a)
is Cash Value;
(b)
is Indebtedness; and
(c)
is the greater of $500 or the last three monthly deductions.
Any applicable Enhancement Benefit is not available to be taken as a partial surrender.
If the policy owner requests a partial surrender, Nationwide will surrender Accumulation Units from the Sub-Accounts proportionally based on the current Variable Account Cash Value to equal the amount of the partial surrender. If there are insufficient Accumulation Units available, Nationwide will surrender amounts from the Fixed Account.
A partial surrender cannot result in the Total Specified Amount being reduced below the minimum Total Specified Amount indicated on the Policy Data Pages or disqualifying the policy as life insurance under Section 7702 of the Code. Partial surrenders may be subject to income tax penalties. They could also cause the policy to become a "modified endowment contract" under the Code, which could change the income tax treatment of any distribution from the policy.
Reduction of the Total Policy Specified Amount due to a Partial Surrender
When a partial surrender is taken, the Total Policy Specified Amount will be reduced by the amount necessary to prevent an increase in the Net Amount At Risk (unless the partial surrender is a preferred partial surrender). Reduction of the Total Specified Amount is proportional between the Base Policy Specified Amount and the Rider Specified Amount. The Total Policy Specified Amount reduction will not exceed the partial surrender amount. The policy's charges going forward will be based on the new Total Specified Amount.
Any reduction of the Total Specified Amount will be made in the following order: against the most recent increase in the Total Specified Amount, then against the next most recent increases in the Total Specified Amount in succession, and finally, against the initial Total Specified Amount.
Preferred Partial Surrenders
A preferred partial surrender is a partial surrender that:
•
occurs before the 15th policy anniversary; and
•
when added to any prior preferred partial surrenders taken in the same policy year, does not exceed 10% of the Enhanced Cash Value as of the beginning of that policy year.
Preferred partial surrenders do not result in a reduction of the Total Specified Amount. The Total Specified Amount will only be reduced if the total partial surrender is greater than the amount that qualifies as a preferred partial surrender. If the total partial surrender exceeds the amount that qualifies as a preferred partial surrender, then the Total Specified Amount will be reduced only by the difference between the total partial surrender and the preferred partial surrender.

Preferred partial surrenders are non-cumulative. This means that any part of a preferred partial surrender not taken in a given policy year, cannot be added to the available preferred partial surrender amount in any later years.
The Death Benefit
Standard Death Benefit Options
Policy owners have a choice of one of two available death benefit options under the policy. If a death benefit option is not selected, Nationwide will issue the policy with Death Benefit Option 1. Not all death benefit options are available in all states.
Death Benefit Option 1
The Death Benefit is the greater of the Total Specified Amount or the Minimum Required Death Benefit on the Insured's date of death. Death Benefit Option 1 provides a stated amount of Death Benefit coverage that generally remains static throughout the life of the policy. Typically, Death Benefit Option 1 is elected by policy owners who are interested in maintaining a pre-determined amount of life insurance coverage.
Death Benefit Option 2
The Death Benefit is the greater of the Total Specified Amount plus the Enhanced Cash Value as of the Insured's date of death, or the Minimum Required Death Benefit on the Insured's date of death. Death Benefit Option 2 provides a stated amount of Death Benefit coverage in addition to the policy's Cash Value. Typically, Death Benefit Option 2 is elected by policy owners who are interested in accumulation of Cash Value in addition to a pre-determined amount of life insurance coverage.
Changes in the Death Benefit Option
After the first policy year, a policy owner may elect to change the death benefit option from either Death Benefit Option 1 to Death Benefit Option 2, or from Death Benefit Option 2 to Death Benefit Option 1. Nationwide will permit only one change of death benefit option per policy year. The effective date of a change will be the monthly anniversary of the Policy Date following the date Nationwide approves the change.
For any change in the death benefit option to become effective, the Cash Surrender Value after the change must be sufficient to keep the policy In Force for at least three months.
Upon effecting a death benefit option change, the Total Specified Amount may be changed (either increased or decreased) so that the Net Amount At Risk remains the same before and after the change on the date of the change. Because the policy's Net Amount At Risk remains the same before and after the change, changing the death benefit option and preserving the Net Amount At Risk by itself does not alter the policy charges. The policy charges going forward will be based on the adjusted Total Specified Amount. Depending on changes in factors such as fluctuations in the policy's Cash Value, these charges may increase or decrease after the death benefit option change.
The policy owner should request an illustration demonstrating the impact of a change in the policy's death benefit option.
Nationwide will refuse a death benefit option change that would reduce the Total Specified Amount to a level where the Premium already paid would exceed any premium limitations under the Code.
Calculation of the Death Benefit
The Death Benefit will be calculated when Nationwide has received (at the Service Center) all information required to process the claim for Death Benefit Proceeds, including, but not limited to, proof that the Insured has died and any other information Nationwide may reasonably require. The Death Benefit may be subject to an adjustment if an error or misstatement was made upon application, or if the Insured dies by suicide.
While the policy is In Force, the Death Benefit will never be less than the Base Policy Specified Amount. The Death Benefit will depend on the death benefit option elected, certain Riders, and the tax test elected as discussed in greater detail below. The Death Benefit may vary with the Cash Value of the policy, which is affected by Investment Experience, Indebtedness, and any due and unpaid monthly deductions that accrued during a Grace Period.
The Proceeds payable upon the death of the Insured are equal to the Death Benefit reduced by policy Indebtedness and unpaid charges and increased by any insurance provided by Riders. Also, policies to which an "Enhancement Benefit" is available as of the time the Proceeds become payable may receive an additional payment, see Enhancement Benefit.

The Minimum Required Death Benefit
The policy has a Minimum Required Death Benefit. The Minimum Required Death Benefit is the lowest Death Benefit that will qualify the policy as life insurance under Section 7702 of the Code.
The tax tests for life insurance generally require that the policy have a significant element of life insurance and not be primarily an investment vehicle. At the time the policy is issued, the policy owner irrevocably elects one of the following tests to qualify the policy as life insurance under Section 7702 of the Code:
•
the cash value accumulation test; or
•
the guideline premium/cash value corridor test.
If a specific test is not elected, Nationwide will issue the policy with the cash value accumulation test.
Cash Value Accumulation Test
The cash value accumulation test determines the Minimum Required Death Benefit by multiplying the Enhanced Cash Value by a percentage calculated as described in the Code. The percentages depend upon the Insured's age, and underwriting classification. Under the cash value accumulation test, there is no limit to the amount that may be paid in Premiums as long as there is sufficient Death Benefit in relation to the Cash Value at all times.
Guideline Premium/Cash Value Corridor Test
The guideline premium/cash value corridor test determines the Minimum Required Death Benefit by comparing the Death Benefit to an applicable percentage of the Enhanced Cash Value. These percentages are set out in the Code, but the percentage varies only by the Attained Age of the Insured.
In deciding which test to elect for the policy, consider the following:
•
The cash value accumulation test generally allows flexibility to pay more Premium, subject to Nationwide's approval of any increase in the policy's Net Amount At Risk that would result from higher Premium payments. Premium payments under the guideline premium/cash value corridor test are limited by Section 7702 of the Code.
•
Generally, the guideline premium/cash value corridor test produces a higher Death Benefit in the early years of the policy while the cash value accumulation test produces a higher Death Benefit in the policy's later years.
•
Monthly cost of insurance charges that vary with the amount of the Death Benefit may be greater during the years when the elected test produces a higher Death Benefit.
Regardless of which test is elected, Nationwide will monitor compliance to ensure that the policy meets the statutory definition of life insurance under the Code. As a result, the Proceeds payable under a policy should be excludable from gross income of the beneficiary for federal income tax purposes. Nationwide may refuse additional Premium payments or return Premium payments so that the policy continues to meet the Code's definition of life insurance. Consult a qualified tax advisor on all tax matters involving the policy.
Maximum Death Benefit
Nationwide may limit the Death Benefit to the maximum shown on the Policy Data Pages. The maximum Death Benefit represents the highest amount Nationwide will pay under the policy. Nationwide limits the Death Benefit in situations where it is unable or unwilling to accept any additional liability for providing insurance coverage under the policy. Currently, the Maximum Death Benefit is equal to the sum of the Cash Value and the lesser of (i) 200% of the Total Specified Amount on the Policy Date and (ii) $8,000,000.
For each Valuation Period and upon the death of the Insured, Nationwide will determine whether the policy's Cash Value would cause the Death Benefit to be greater than the Maximum Death Benefit. If the Death Benefit would exceed the Maximum Death Benefit, a partial surrender will be processed from the policy so that the Death Benefit after the partial surrender is 90% of the Maximum Death Benefit. The partial surrender will subsequently reduce the Cash Value and Total Specified Amount. If the Additional Term Insurance Rider was elected, the Rider Specified Amount and the Base Policy Specified Amount will be proportionally reduced. A partial surrender of this nature will ultimately reduce total policy charges because of the decreased Total Specified Amount (decreased coverage results in lower charges).
The partial surrender will be deducted proportionally from the Sub-Account allocations and the Fixed Account. No Partial Surrender Fee will be assessed on the partial surrender. The partial surrender will be paid to the policy owner via check and will be accompanied by a transaction confirmation statement within 30 days of such occurrence. Partial surrenders may result in adverse tax consequences. Taxes arising from the partial surrender, if any, are the sole responsibility of the policy owner. The policy owner is encouraged to consult a tax advisor regarding tax implications of receiving a pre-death distribution prior to the purchase of this policy.
The Maximum Death Benefit may, under certain circumstances, curtail the flexibility that the policy affords the policy owner. For example, the policy's Cash Value may increase at a rate that outpaces the ratio of Cash Value to life insurance permitted under the Code. In some instances, this situation may be addressed by increasing the Total Specified Amount of insurance so that the policy's ratio of Cash Value to life insurance is readjusted to comply with the Code definition. If, however, an increase in the Total Specified Amount would cause the Death Benefit to exceed the Maximum Death Benefit, then this method of achieving compliance with the Code definition of life insurance may not be available.
Nationwide may increase the policy's Maximum Death Benefit if doing so would not be unfairly discriminatory or prohibited by state law. If the policy's Maximum Death Benefit is increased, Nationwide will reissue the Policy Data Pages with the revised Maximum Death Benefit.
Incontestability
Nationwide will not contest payment of the Death Benefit based on the initial Total Specified Amount after the policy has been In Force during the Insured's lifetime for two years from the Policy Date, and, in some states, within two years from a reinstatement date. For any change in Total Specified Amount requiring evidence of insurability, Nationwide will not contest payment of the Death Benefit based on such increase after it has been In Force during the Insured's lifetime for two years from its effective date, and, in some states, within two years from a subsequent reinstatement date. The incontestability period in some states may be less than two years.
Nationwide will not contest a policy after a change in the Insured pursuant to the Change of Insured section after it has been In Force during the new Insured's lifetime for two years from the Change Date, and in some states, within two years from a reinstatement date. The incontestability period in some states may be less than two years.
Suicide
If the Insured dies by suicide within two years from the Policy Date, and, in some states, within two years of a reinstatement date, Nationwide will pay no more than the sum of the Premiums paid, less any Indebtedness, and less any partial surrenders. Similarly, if the Insured dies by suicide within two years from the date an application for an increase in the Total Specified Amount as accepted by Nationwide, and, in some states, within two years from a subsequent reinstatement date, Nationwide will pay no more than the Death Benefit Proceeds associated with insurance that has been In Force for at least two years from the Policy Date, plus the Cost of Insurance Charges associated with any increase in Total Specified Amount that has been In Force for a shorter period. The suicide period in some states may be less than two years.
If the Insured dies by suicide, while sane or insane, within two years from the effective date of a change of Insured, the amount payable will be equal to the Cash Value as of the change date, plus the sum of Premiums paid since the change date, less any Indebtedness, and less any partial surrenders.
If the policy was issued pursuant to an exchange under Section 1035 of the Code, and the Insured dies by suicide within two years of the Policy Date, Nationwide will pay a Death Benefit equal to the lesser of: (a) the amount of insurance under the exchanged policy as of the Policy Date; or (b) the Total Specified Amount of this policy. This provision only applies if the exchanged policy was originally issued more than two years prior to the Policy Date of this policy.
Policy Maturity
If the policy is In Force on the Maturity Date, coverage will automatically be extended until the Insured's date of death, unless otherwise elected by the policy owner, see Extending Coverage Beyond the Maturity Date.
If the policy owner elects not to extend coverage beyond the Maturity Date, Nationwide will pay the Proceeds generally within seven days after the written request for payment is received at the Service Center. Nationwide may postpone payment of the Proceeds on the days that it is unable to price Accumulation Units, see Valuation of Accumulation Units. The Proceeds will equal the policy's Cash Value minus any Indebtedness. The policy is terminated once the Proceeds are paid.

The primary purpose of Maturity Date coverage extension is to continue the life insurance coverage, and avoid current income taxes on any earnings in excess of the cost basis if the maturity Proceeds are taken, see Surrender, Lapse, Maturity.
Assuming no Indebtedness exists on the Maturity Date and that no partial surrenders or loans are taken after the Maturity Date, the Proceeds after the Maturity Date will equal or exceed the Proceeds on the Maturity Date. However, because the loan interest rate charged may be greater than loan interest credited, if Indebtedness on or after the Maturity Date exists, Proceeds after the Maturity Date may be less than the Proceeds on the Maturity Date.
Extending Coverage Beyond the Maturity Date
After the Maturity Date, the policy will operate the same as it did prior to the Maturity Date except as follows:
•
the Total Specified Amount will be changed to the Cash Value on the Maturity Date and increases or decreases to the Total Specified Amount will not be permitted;
•
Death Benefit Option 2 will be changed to Death Benefit Option 1 where the Total Specified Amount equals the Cash Value;
•
100% of the policy's Cash Value will be permanently transferred to the Fixed Account;
•
no additional Premium payments will be permitted;
•
no additional monthly periodic policy charges will be deducted;
•
loans, loan repayments and partial surrenders will continue to be permitted;
•
loan interest will continue to be charged on Indebtedness; and
•
the extension of coverage beyond the Maturity Date will not occur when the policy would fail the definition of life insurance under the Code.
This policy may not qualify as life insurance under federal tax law after the Maturity Date. Extending coverage beyond the Maturity Date may not provide more favorable tax treatment than otherwise applicable to the maturity Proceeds. If the policy owner does not elect to receive the maturity Proceeds on the Maturity Date, coverage will automatically be extended. The policy owner should consult with a qualified tax advisor before coverage is extended beyond the Maturity Date.
Note: If the Additional Term Insurance Rider is in effect, the Maturity Date coverage with respect to the Rider Specified Amount will not be extended.
Payment of Policy Proceeds
Normally, Nationwide will make a lump sum payment of the Proceeds within seven days after the written request for payment is received at the Service Center. However, Nationwide may postpone payment of the Proceeds from:
•
the general account options for up to six months;
•
on the days that it is unable to price Sub-Account Accumulation Units, see Valuation of Accumulation Units; and/or
•
as permitted or required by federal securities laws and rules and regulations of the SEC.
Death Benefit Proceeds are paid from Nationwide’s general account.
Treatment of Unclaimed Property
Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the policy Maturity Date or the date Nationwide becomes informed that a Death Benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, Nationwide is still unable to locate the beneficiary of the Death Benefit, or the beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be surrendered and placed in a non-interest bearing account. While in the non-interest bearing account, Nationwide will continue to perform due diligence required by state law. Once the state mandated period has expired, Nationwide will escheat the Death Benefit to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on

Nationwide's books and records, or to Ohio, Nationwide's state of domicile. If a claim is subsequently made, the state is obligated to pay any such amount (without interest) to the designated recipient upon presentation of proper documentation.
To prevent escheatment, it is important to update beneficiary designations - including complete names, complete addresses, phone numbers, and social security numbers - as they change. Such updates should be sent to the Service Center.
Payments to Minors
Nationwide will not make payments directly to minors. Contact a legal advisor for options to facilitate payment of Policy Proceeds intended for a minor’s benefit.
Taxes
The tax treatment of life insurance policies under the Internal Revenue Code ("Code") is complex and will depend on the policy owner's particular circumstances. The policy owner should seek competent tax advice regarding the tax treatment of the policy given their situation. The following discussion provides a general overview of the Code's provisions relating to certain common life insurance policy transactions; it does not cover state, local, or other taxes. Some of the items discussed below may not be applicable to the life insurance policy described herein. It is not and cannot be comprehensive, and it cannot replace personalized advice provided by a competent tax professional.
Types of Taxes
Federal Income Tax
Generally, the United States assesses a tax on income, which is broadly defined to include all items of income from whatever source, unless specifically excluded. Certain expenditures can reduce income for tax purposes and correspondingly the amount of tax payable. These expenditures are called deductions. While there are many more income tax concepts under the Code, the concepts of "income" and "deduction" are the most fundamental to the federal income tax treatment that pertains to this policy.
Federal Transfer Tax
In addition to the income tax, the United States also assesses a tax on some or all of the value of certain transfers of property made by gift while a person is living (the federal gift tax), and by bequest or otherwise at the time of a person's death (the federal estate tax).
The federal gift tax is imposed on the value of the property (including cash) transferred by gift. Each donor is allowed to exclude an amount per recipient from the value of present interest gifts. An unlimited marital deduction may be available for certain lifetime gifts made by the donor to the donor's spouse as well as for certain amounts that pass to the decedent’s surviving spouse.
The Tax Cuts and Jobs Act (the "Act") of 2017, doubled the basic estate and gift tax exclusion amount from $5 million to $10 million for estates of persons dying and gifts occurring after December 31, 2017. The exclusion amount is adjusted annually for inflation.
If the transfer is made to someone two or more generations younger than the transferor, the transfer may be subject to the federal generation-skipping transfer tax ("GSTT"). The GSTT provisions generally apply to the same transfers that are subject to estate or gift taxes. The GSTT is imposed at a flat rate equal to the maximum estate tax rate subject to any applicable exemptions.
Buying the Policy
Federal Income Tax
Generally, the Code treats life insurance premiums as a nondeductible expense for income tax purposes.

Federal Transfer Tax
Generally, the Code treats the payment of premiums on a life insurance policy as a gift when the premium payment benefits someone else (such as when premium payments are paid by someone other than the policy owner). Gifts are not generally included in the recipient's taxable income. If the policy owner (whether or not they are the insured) transfers ownership of the policy to another person, the transfer may be subject to a federal gift, estate and income tax.
Investment Gain in the Policy
The income tax treatment of increases in the policy's cash value depends on whether the policy is "life insurance" under the Code. If the policy meets the statutory definition of life insurance, then the increase in the policy's cash value is not included in the policy owner's taxable income for federal income tax purposes unless it is distributed to the policy owner before the death of the insured.
To qualify as life insurance, the policy must meet certain tests set out in Section 7702 of the Code. Nationwide believes the policy meets the statutory requirements of Code Section 7702 and will monitor the policy's compliance with Section 7702, and take whatever steps are necessary to stay in compliance.
Diversification and Investor Control
In addition to meeting the tests required under Section 7702, Section 817(h) of the Code requires that the investments of the separate account be adequately diversified. Regulations under Code Section 817(h) provide that a variable life policy that fails to satisfy the diversification standards will not be treated as life insurance unless such failure was inadvertent, is corrected, and the policy owner or the issuer pays an amount to the IRS. If the failure to diversify is not corrected, the income and gain in the policy would be currently taxed as ordinary income for federal income tax purposes.
Nationwide will also monitor compliance with Code Section 817(h) and the regulations applicable to Section 817(h) and, to the extent necessary, take appropriate action to remain in compliance.
For a variable life policy to receive favorable tax treatment, the life insurance company must be considered the owner of the separate account assets supporting the investment options within the policy. If the policy owner is considered to exercise investment control over the separate account assets, the policy owner will be treated as the owner of those assets and not the insurance company. As a result, the income and gain attributed to the separate account assets will be taxed currently to the policy owner. The IRS has issued guidance that the number of underlying investment options available or the number of transfer opportunities available under a variable insurance product may be relevant in determining whether the variable policy owner will be considered the owner of the separate account assets. Should the Treasury Secretary issue additional rules or regulations that would limit the number of underlying investment options, the transfers between underlying investment options, the exchanges of underlying investment options or the manner in which you can direct the investments in an underlying investment option such that the policy would no longer qualify as life insurance under federal tax law, then Nationwide will take whatever steps are available to remain in compliance.
Based on the above, Nationwide believes that the policy qualifies as life insurance for federal income tax purposes.
Periodic Withdrawals, Non-Periodic Withdrawals and Loans
The tax treatment described in this section applies to withdrawals and loans, premiums Nationwide accepts but then returns in order to meet the Code's definition of life insurance, and amounts used to pay the premium on any rider to the policy.
The income tax treatment of cash distributions and loans from the policy depends on whether the policy is also considered a modified endowment contract under the Code. Generally, the income tax consequences of owning a life insurance policy that is not a modified endowment contract are more advantageous than the tax consequences of owning a life insurance policy that is a modified endowment contract.
Depending on the policy owner's circumstances, the use of the cash value of the policy to pay for the cost of any rider added to the base life insurance policy, could be treated as a distribution, and would be subject to the rules described below. Policy owners should seek competent tax advice regarding the tax treatment of the addition of any rider to the policy taking into account the policy owner's individual facts and circumstances.

A Life Insurance Policy that is a Modified Endowment Contract
The policies offered by this prospectus may or may not be issued as modified endowment contracts. If a policy is issued as a modified endowment contract, it will always be a modified endowment contract. A policy that is not issued as a modified endowment contract can become a modified endowment contract due to subsequent transactions with respect to the policy, such as payment of additional premiums.
Section 7702A of the Code defines a modified endowment contract as a life insurance policy where the total premiums paid at any time during the first 7 contract years exceeds the sum of the seven pay premiums, which is the sum of the level annual premiums that would have been paid at that time if the policy provided for paid up benefits after the payment of 7 level annual premiums. Under certain conditions, a policy may become a modified endowment contract, may become subject to a new 7-year testing period or may be subject to retesting because of a "material change" or a "reduction in benefits" as defined by Section 7702A(c) of the Code.
The Code provides special rules for the taxation of partial surrenders, loans, collateral assignments, and other pre-death distributions from modified endowment contracts. Under these special rules, such transactions are treated first as a distribution of gain to the extent that the cash value of the policy exceeds the "investment in the contract" (generally, the net premiums paid for the policy). In addition, a 10% penalty generally applies to the taxable portion of such distributions unless an exception to the 10% penalty applies.
All modified endowment contracts issued to the same owner by the same company during a single calendar year are required to be aggregated and treated as a single policy for purposes of determining the amount that is includible in income when a distribution occurs.
A Life Insurance Policy that is NOT a Modified Endowment Contract
If the policy is not issued as a modified endowment contract, Nationwide will monitor the policy and advise the policy owner if the payment of a premium, or other transaction, may cause the policy to become a modified endowment contract. It is only with the policy owner's written authorization that Nationwide will permit the policy to become a modified endowment contract. Otherwise, Nationwide will reject the requested action or refund any premium paid that exceeds the modified endowment limits
Distributions from a life insurance policy that is not a modified endowment contract are generally treated as being first a return of nontaxable premiums paid or investment in the contract, and then taxable income after full recovery of the investment in the contract. Distributions not in excess of investment in the contract will reduce the owner's investment in the contract.
However, in certain circumstances a distribution from a policy that is not a modified endowment contract may not be treated as being first a return of nontaxable investment in the contract as previously described. If during the first 15 years after a policy is issued, a cash distribution is made because of or in anticipation of a reduction in the specified amount of the death benefit, then the cash distribution may be fully or partially taxable to the policy owner. The policy owner should consult a competent tax advisor to carefully consider this potential tax consequences and seek further information before requesting any changes in the terms of the policy.
In general, interest paid on a policy loan will not be deductible. In addition, unlike a modified endowment contract, a loan from a life insurance policy that is not a modified endowment contract is not taxable when made, although it can be treated as a distribution if it is forgiven during the owner's lifetime. Distributions from policies that are not modified endowment contracts are not subject to the 10% early distribution penalty tax.
Surrender, Lapse, Maturity
A full surrender, cancellation of the policy by lapse, or the maturity of the policy on its maturity date may have adverse income tax consequences. If the amount received (or is deemed received upon maturity) plus total policy indebtedness exceeds the investment in the contract, then the excess generally will be treated as taxable ordinary income, regardless of whether the policy is a modified endowment contract. In certain circumstances, for example when the policy indebtedness is very large, the amount of tax could exceed the amount distributed to the policy owner at surrender.
The purpose of the maturity date extension feature is to permit the policy to continue to be treated as life insurance for tax purposes. Although Nationwide believes that the extension provision will cause the policy to continue to be treated as life insurance after the initially scheduled maturity date, that result is not certain due to a lack of guidance on the issue. The policy owner should consult with a qualified tax advisor regarding the possible adverse tax consequences that could result from an extension of the scheduled maturity date.

Additional Medicare Tax
Section 1411 of the Code imposes a surtax of 3.8% on certain net investment income received by individuals and certain trusts and estates. The surtax is imposed on the lesser of (a) net investment income or (b) the excess of the modified adjusted gross income over a threshold amount. For individuals, the threshold amount is $250,000 (married filing jointly); $125,000 (married filing separately); or $200,000 (other individuals). The threshold for an estate or trust for 2020 is $7,500.
Modified adjusted gross income is equal to adjusted gross income with several modifications; the policy owner should consult with a tax advisor regarding how to determine the policy owner's modified adjusted gross income for purposes of determining the applicability of the surtax.
Net investment income includes, but is not limited to, interest, dividends, capital gains, rent and royalty income, and income from nonqualified annuities; and may include taxable gains from the sale or surrender of a life insurance policy.
Sale of a Life Insurance Policy
If a life insurance policy is transferred or sold it may be taxable to the extent of the gain in the policy, and all or a portion of the gain will be treated as ordinary income. For purposes of calculating gain on the sale of a life insurance policy, the owner’s investment in the contract is not reduced for previously imposed cost of insurance (COI) charges.
Under the transfer for value rule, the sale of the policy may result in a portion of the death benefit proceeds being taxable income when paid to the beneficiary. However, exceptions to the transfer for value rule will preclude taxation of the death benefit proceeds if the transfer is to the insured under the policy, a partner of the insured, a partnership of which the insured is a partner, or to a corporation in which the insured is a shareholder or officer.
Nevertheless, the exceptions to the transfer for value rules noted above are not available if the life insurance policy was transferred in a reportable policy sale. Therefore, in a reportable policy sale some portion of the death benefit proceeds will be taxable.
Special tax reporting requirements apply to the sale of a life insurance policy in a reportable policy sale or the transfer of a life insurance policy to a foreign person. Under these new reporting requirements, the buyer of a post issue life insurance policy in a reportable policy sale must report the amount of the sales proceeds to the IRS and to the insurance company that issued the policy. Upon receipt of 1) notice of sale from the buyer or 2) any notice of a transfer of a life insurance policy to a foreign person, the insurance company is required to report information related to the life insurance policy to the IRS. A policy owner contemplating the transfer or sale of the policy should consult a qualified tax advisor.
Exchanging the Policy for Another Life Insurance Policy
Generally, policy owners will be taxed on amounts received in excess of investment in the contract when the policy is surrendered in full. However, if the policy is exchanged for another life insurance policy, endowment contract, or annuity contract, the policy owner will not be taxed on the excess amount if the exchange meets the requirements of Code Section 1035. To satisfy Section 1035 , the insured named in the policy must be the insured under the new policy.
If the policy or contract is subject to a policy indebtedness that is discharged as part of the exchange transaction, the discharge of the indebtedness may be taxable. Policy owners should consult with their personal tax or legal advisors in structuring any policy exchange transaction.
Federal Income Taxation of Death Benefits
Death of Insured
Under Section 101 of the Code, the death benefit is generally excludable from the beneficiary's gross income by reason of the insured’s death. However, if the policy had been transferred to a new policy owner for valuable consideration (e.g., through a sale of the policy), a portion of the death benefit may be includible in the beneficiary's gross income when it is paid (see Sale of a Life Insurance Policy).
The payout option selected by the policy's beneficiary may affect how the payments received by the beneficiary are taxed. Under the various payout options, the amount payable to the beneficiary may include earnings on the death benefit, which will be taxable as ordinary income. For example, if the beneficiary elects to receive interest only, then the entire amount of the interest payment will be taxable to the beneficiary; if a periodic payment (whether for a fixed period or for life) is selected, then a portion of each payment will be taxable interest income, and a portion will be treated as the nontaxable payment of the death benefit. The policy's beneficiaries should consult with their tax advisors to determine the tax consequences of electing a payout option, given their individual circumstances.
Federal Transfer (Estate, Gift and Generation Skipping Transfer) Taxes
When the insured dies, the death benefit will generally be included in the insured's federal gross estate if: (1) the proceeds were payable to or for the benefit of the insured's estate; or (2) the insured held any "incident of ownership" in the policy at death or at any time within three years of death. An incident of ownership, in general, is any right in the policy that may be exercised by the policy owner, such as the right to borrow on the policy or the right to name a new beneficiary.
If the beneficiary is two or more generations younger than the insured, the death benefit may be subject to the GSTT. Pursuant to regulations issued by the Treasury, Nationwide may be required to withhold a portion of the proceeds and pay them directly to the IRS as the GSTT payment.
If the policy owner is not the insured or a beneficiary, then payment of the death benefit to the beneficiary will be treated as a gift to the beneficiary from the policy owner.
The tax treatment of life insurance policies under the Internal Revenue Code ("Code") is complex and the tax treatment of the policy will depend on the policy owner’s particular circumstances. The policy owner should seek competent tax advice regarding the tax treatment of the policy given their situation.
Special Considerations for Corporations
Special federal income tax considerations for life insurance policies owned by employers
Sections 101(j) and 6039I of the Code provide special rules regarding the tax treatment of death benefits that are payable under life insurance policies owned by the employer of the insured. These provisions are generally effective for life insurance policies issued after August 17, 2006. If a life insurance policy was originally issued on or before August 17, 2006, but materially modified after that date, it will be treated as having been issued after that date for purposes of Section 101(j). Policies issued after August 17, 2006 in a Section 1035 exchange for a contract issued before that date are generally excluded from the operation of these provisions, provided that the policy received in the exchange does not have a material increase in death benefit or other material change with respect to the old policy.
Section 101(j) provides the general rule that, with respect to an employer-owned life insurance policy, the amount of death benefit payable to the employer that may be excluded from income cannot exceed the sum of premiums paid and other payments made by the policy owner for the policy. Consequently, under this general rule, some portion of the death benefit will be taxable.
The general rule of taxability will not apply if the statutory notice and consent requirements are satisfied before the policy is issued and one of the following apply:
1.
The insured was an employee at any time during the 12-month period before the insured’s death;
2.
At the time that the policy is issued, the insured is either a director, a "highly compensated employee" (as defined in the Code), or a "highly compensated individual" (as defined in the Code);
3.
The death benefit is paid to a family member of the insured (as defined in the Code), an individual who is a designated beneficiary (other than the employee) of the insured, a trust established for either the family member’s or beneficiary’s benefit, or the insured’s estate; or
4.
The death benefit is used to buy an equity interest in the employer from the family member of the insured, beneficiary, trust or estate.
Code Section 6039I requires any policy owner of an employer-owned policy to file an annual return showing (a) the number of employees of the policy owner, (b) the number of such employees insured under employer-owned policies at the end of the year, (c) the total amount of insurance in force with respect to those policies at the end of the year, (d) the name, address, taxpayer identification number and type of business of the policy owner, and (e) that the policy owner has a valid consent for each insured (or, if all consents are not obtained, the number of insured employees for whom such consent was not obtained). Proper recordkeeping is also required by this section.

It is the employer's responsibility to (a) provide the proper notice to each insured, (b) obtain the proper consent from each insured, (c) inform each insured in writing that the employer-owner will be the beneficiary of any proceeds payable upon the death of the insured, and (d) file the annual return required by Section 6039I. If the employer-owner fails to provide the necessary notice and information, or fails to obtain the necessary consent, the death benefit will be taxable when received. If the employer-owner fails to file a properly completed return under Section 6039I, a penalty may apply.
Due to the complexity of these rules, and because they are affected by the policy owner’s facts and circumstances, the policy owner should consult with legal and tax counsel and other competent advisors regarding these matters.
Limitation on interest and other business deductions
Section 264 of the Code imposes a number of limitations on the interest and other business deductions that may otherwise be available to businesses that own life insurance policies. In addition, the premium paid by a business for a life insurance policy is not deductible as a business expense or otherwise if the business is directly or indirectly a beneficiary of the policy.
Federal appellate and trial courts have examined the economic substance of transactions involving life insurance policies owned by corporations. These cases involved relatively large loans against the policy's cash value as well as tax deductions for the interest paid on the policy loans by the corporate policy owner to the insurance company. Under the particular factual circumstances in these cases, the courts determined that the corporate policy owners should not have taken tax deductions for the interest paid. Accordingly, the court determined that the corporations should have paid taxes on the amounts deducted. Corporations should consider, in consultation with tax advisors familiar with these matters, the impact of these decisions on the corporation's intended use of the policy.
Due to the complexity of these rules, and because they are affected by the policy owner's facts and circumstances, the policy owner should consult with legal and tax counsel and other competent advisors regarding these matters.
Business Uses of the Policy
The life insurance policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans, and others. The tax consequences of these plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the policy owner is contemplating using the policy in any arrangement the value of which depends in part on its tax consequences, the policy owner should be sure to consult a tax advisor as to tax attributes of the arrangement.
Non-Resident Aliens and Other Persons Who are Not Citizens of the United States
Special income tax laws and rules apply to non-resident aliens of the United States including certain withholding requirements with respect to pre-death distributions from the policy. In addition, foreign law may impose additional taxes on the policy, the death benefit, or other distributions and/or ownership of the policy.
In addition, special gift, estate and GSTT laws and rules may apply to non-resident aliens, and to transfers to persons who are not citizens of the United States, including limitations on the marital deduction if the surviving or donee spouse is not a citizen of the United States.
If the policy owner is a non-resident alien, or a resident alien, or if any of the policy's beneficiaries (including the policy owner's spouse) are not citizens of the United States, the policy owner should confer with a competent tax advisor with respect to the tax treatment of this policy.
If the policy owner, the insured, the beneficiary, or other person receiving any benefit or interest in or from the policy, are not both a resident and citizen of the United States, there may be a tax imposed by a foreign country that is in addition to any tax imposed by the United States. The foreign law (including regulations, rulings, treaties with the United States, and case law) may change and impose additional or increased taxes on the policy, payment of the death benefit, or other distributions and/or ownership of the policy.
FATCA
Under Sections 1471 through 1474 of the Code (commonly referred to as FATCA), distributions from a policy to a foreign financial institution or to a nonfinancial foreign entity, each as described by FATCA, may be subject to United States tax withholding at a flat rate equal to 30% of the taxable amount of the distribution, irrespective of the status of any beneficial owner of the policy or of the distribution. Nationwide may require the policy owner to provide certain information or documentation (e.g., Form W-9 or Form W-8BEN) to determine its withholding requirements under FATCA.

Withholding and Tax Reporting
Distribution of taxable income from a life insurance policy, including a life insurance policy that is a modified endowment contract, is subject to federal income tax withholding. Generally, the recipient may elect not to have the withholding taken from the distribution. Nationwide will withhold income tax unless the policy owner advises Nationwide, in writing, of their request not to withhold. If the policy owner requests that taxes not be withheld, or if the taxes withheld are insufficient, the policy owner may be liable for payment of an estimated tax.
A policy owner is not permitted to waive withholding if the payee does not provide Nationwide with a taxpayer identification number; or if Nationwide receives notice from the Internal Revenue Service that the taxpayer identification number furnished by the payee is incorrect. In that instance, a distribution will be subject to withholding rates established by Section 3405 of the Code and will be applied against the amount of income that is distributed.
However, interest earned on a death benefit may be subject to mandatory back-up withholding. Mandatory backup withholding means that Nationwide is required to withhold taxes on income earned at the rate established by Section 3406 of the Code. Mandatory backup withholding may arise if Nationwide has not been provided a taxpayer identification number, or if the IRS notifies Nationwide that back-up withholding is required.
In certain employer-sponsored life insurance arrangements, participants may be required to report for income tax purposes, one or more of the following:
•
the value each year of the life insurance protection provided;
•
an amount equal to any employer-paid premiums;
•
some or all of the amount by which the current value exceeds the employer's interest in the policy; and/or
•
interest that is deemed to have been forgiven on a loan that Nationwide deems to have been made by the employer.
Participants in an employer-sponsored plan relating to the policy should consult with the sponsor or the administrator of the plan, and/or with their personal tax or legal advisor to determine the tax consequences, if any, of their employer-sponsored life insurance arrangements.
Taxes and the Value of the Policy
For federal income tax purposes, a separate account is not a separate entity from the company. Thus, the tax status of the separate account is not distinct from our status as a life insurance company. Investment income and realized capital gains on the assets of the separate account are reinvested and taken into account in determining the value of accumulation units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the policies.
At present, Nationwide does not expect to incur any federal income tax liability that would be chargeable to the accumulation units. Based upon these expectations, no charge is being made against the policy's accumulation units for federal income taxes. If, however, Nationwide determines that taxes may be incurred, Nationwide reserves the right to assess a charge for these taxes.
Nationwide may also incur state and local taxes (in addition to those described in the discussion of the premium taxes) in several states. At present, these taxes are not significant. If they increase, however, charges for such taxes may be made that would decrease the value of the policy's accumulation units.
Tax Changes
The foregoing is a general discussion of various tax matters pertaining to life insurance policies. It is based on our understanding of federal tax laws as currently interpreted by the IRS, is general and is not intended as tax advice. The policy owner should consult their independent legal, tax and/or financial professional.
The Code has been subjected to numerous amendments and changes, and it is reasonable to believe that it will continue to be revised. The United States Congress has, in the past, considered numerous legislative proposals that, if enacted, could change the tax treatment of life insurance policies. There is no way to know whether the federal tax treatment of life insurance policies will continue. Future legislation, regulation, or interpretation may adversely impact the federal tax treatment of life insurance policies. In addition, current state law (which is not discussed herein) and future amendments to state law may affect the tax consequences of the policy. The policy owner should consult their independent legal, tax and/or financial professional.

Any or all of the foregoing may change from time to time without any notice, and the tax consequences arising out of a policy may be changed retroactively. There is no way of predicting if, when, or to what extent any such change may take place. Nationwide makes no representation as to the likelihood of the continuation of these current laws, interpretations, and policies.
Legal Proceedings
Nationwide Life Insurance Company
Nationwide Financial Services, Inc. (NFS, or collectively with its subsidiaries, the "Company") was formed in November 1996. NFS is the holding company for Nationwide Life Insurance Company (NLIC), Nationwide Life and Annuity Insurance Company (NLAIC) and other companies that comprise the life insurance and retirement savings operations of the Nationwide group of companies (Nationwide). This group includes Nationwide Financial Network (NFN), an affiliated distribution network that markets directly to its customer base. NFS is incorporated in Delaware and maintains its principal executive offices in Columbus, Ohio.
The Company is subject to legal and regulatory proceedings in the ordinary course of its business. These include proceedings specific to the Company and proceedings generally applicable to business practices in the industries in which the Company operates. The outcomes of these proceedings cannot be predicted due to their complexity, scope, and many uncertainties. The Company believes, however, that based on currently known information, the ultimate outcome of all pending legal and regulatory proceedings is not likely to have a material adverse effect on the Company’s financial condition.
The various businesses conducted by the Company are subject to oversight by numerous federal and state regulatory entities, including but not limited to the Securities and Exchange Commission, the Financial Industry Regulatory Authority, the Department of Labor, the Internal Revenue Service, the Office of the Comptroller of the Currency, and state insurance authorities. Such regulatory entities may, in the normal course of business, be engaged in general or targeted inquiries, examinations and investigations of the Company and/or its affiliates. With respect to all such scrutiny directed at the Company or its affiliates, the Company is cooperating with regulators.
Nationwide Investment Services Corporation
The general distributor, NISC (the "Company"), is subject to legal and regulatory proceedings in the ordinary course of its business. These include proceedings specific to the Company and proceedings generally applicable to business practices in the industries in which the Company operates. The outcomes of these proceedings cannot be predicted due to their complexity, scope and many uncertainties. The Company believes, however, that based on currently known information, the ultimate outcome of all pending legal and regulatory proceedings is not likely to have a material adverse effect on the Company’s financial condition.
The various businesses conducted by the Company are subject to oversight by numerous federal and state regulatory entities, including but not limited to the Securities and Exchange Commission, the Financial Industry Regulatory Authority, the Department of Labor, the Internal Revenue Service, the Office of the Comptroller of the Currency and state securities divisions. Such regulatory entities may, in the normal course of business, be engaged in general or targeted inquiries, examinations and investigations of the Company and/or its affiliates. With respect to all such scrutiny directed at the Company or its affiliates, the Company is cooperating with regulators.
Financial Statements
Financial statements for the Variable Account and financial statements and schedules of Nationwide are located in the Statement of Additional Information. A current Statement of Additional Information may be obtained, without charge, by contacting the Service Center, or can be found online at https://nationwide.onlineprospectus.net/NW/C000211469NW/index.php?ctype=product_sai.

Appendix A: Underlying Mutual Funds Available Under the Policy
The following is a list of underlying mutual funds available under the policy. More information about the underlying mutual funds is available in the prospectuses for the underlying mutual funds, which may be amended from time to time and can be found online at https://nationwide.onlineprospectus.net/NW/C000211469NW/index.php. This information can also be obtained at no cost by calling 1-877-351-8808 or by sending an email request to NBSG_Information_Request@nationwide.com.
The current expenses and performance information below reflects fees and expenses of the underlying mutual funds, but do not reflect the other fees and expenses that the policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each underlying mutual fund’s past performance is not necessarily an indication of future performance.
Type	Underlying Mutual Fund and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 year	5 year	10 year
Equity	AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Discovery Value Portfolio: Class A (formerly, AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Small/Mid Cap Value Portfolio: Class A) Investment Advisor: AllianceBernstein L.P.	0.80%	-15.63%	3.88%	9.33%
Equity	AllianceBernstein Variable Products Series Fund, Inc. - AB VPS International Value Portfolio: Class A This Sub-Account is only available in policies issued before December 31, 2020 Investment Advisor: AllianceBernstein L.P.	0.88%*	-13.61%	-2.32%	2.76%
Equity	AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Relative Value Portfolio: Class A (formerly, AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Growth and Income Portfolio: Class A) Investment Advisor: AllianceBernstein L.P.	0.59%	-4.19%	8.09%	11.37%
Equity	Allspring Variable Trust - VT Discovery SMID Cap Growth Fund: Class 2 (formerly, Allspring Variable Trust - VT Discovery Fund: Class 2) This Sub-Account is only available in policies issued before December 31, 2020 Investment Advisor: Allspring Funds Management, LLC Subadvisor: Allspring Global Investments, LLC	1.15%*	-37.85%	4.40%	9.38%
Equity	Allspring Variable Trust - VT Small Cap Growth Fund: Class 2 Investment Advisor: Allspring Funds Management, LLC Subadvisor: Allspring Global Investments, LLC	1.19%	-34.42%	7.09%	10.58%
Fixed Income	American Century Variable Portfolios II, Inc. - American Century VP Inflation Protection Fund: Class I Investment Advisor: American Century Investment Management, Inc.	0.52%	-12.88%	1.64%	0.93%
Equity	American Century Variable Portfolios, Inc. - American Century VP Value Fund: Class I Investment Advisor: American Century Investment Management, Inc.	0.73%*	0.54%	7.85%	10.59%
Allocation	American Funds Insurance Series® - Asset Allocation Fund: Class 2 Investment Advisor: Capital Research and Management Company	0.55%	-13.40%	5.33%	8.10%
Fixed Income	American Funds Insurance Series® - Capital World Bond Fund: Class 2 Investment Advisor: Capital Research and Management Company	0.75%	-17.69%	-1.77%	-0.50%
Equity	American Funds Insurance Series® - Global Small Capitalization Fund: Class 2 Investment Advisor: Capital Research and Management Company	0.90%*	-29.55%	2.79%	6.84%
Equity	American Funds Insurance Series® - Growth Fund: Class 2 Investment Advisor: Capital Research and Management Company	0.60%	-29.94%	11.14%	13.64%
Equity	American Funds Insurance Series® - Growth-Income Fund: Class 2 Investment Advisor: Capital Research and Management Company	0.54%	-16.49%	7.83%	11.54%
Equity	American Funds Insurance Series® - International Fund: Class 2 Investment Advisor: Capital Research and Management Company	0.79%	-20.79%	-1.03%	3.92%

Type	Underlying Mutual Fund and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 year	5 year	10 year
Equity	American Funds Insurance Series® - New World Fund®: Class 2 Investment Advisor: Capital Research and Management Company	0.82%*	-22.10%	2.32%	4.27%
Fixed Income	American Funds Insurance Series® - U.S. Government Securities Fund: Class 2 Investment Advisor: Capital Research and Management Company	0.47%*	-10.95%	0.61%	0.92%
Equity	American Funds Insurance Series® - Washington Mutual Investors Fund: Class 2 Investment Advisor: Capital Research and Management Company	0.52%*	-8.45%	7.11%	11.30%
Fixed Income	BlackRock Variable Series Funds II, Inc. - BlackRock High Yield V.I. Fund: Class I Investment Advisor: BlackRock Advisors, LLC Subadvisor: BlackRock International Limited	0.56%*	-10.77%	2.50%	4.05%
Allocation	BlackRock Variable Series Funds, Inc. - BlackRock Global Allocation V.I. Fund: Class II Investment Advisor: BlackRock Advisors, LLC Subadvisor: BlackRock (Singapore) Limited	0.92%*	-15.99%	3.34%	4.90%
Equity	BNY Mellon Investment Portfolios - MidCap Stock Portfolio: Initial Shares This Sub-Account is only available in policies issued before December 31, 2021 Investment Advisor: BNY Mellon Investment Adviser, Inc. Subadvisor: Newton Investment Management North America, LLC	0.80%*	-14.08%	3.50%	8.87%
Equity	BNY Mellon Investment Portfolios - Small Cap Stock Index Portfolio: Service Shares Investment Advisor: BNY Mellon Investment Adviser, Inc.	0.60%*	-16.65%	5.29%	10.20%
Equity	BNY Mellon Stock Index Fund, Inc.: Initial Shares Investment Advisor: BNY Mellon Investment Adviser, Inc. Subadvisor: Mellon Investments Corporation	0.26%	-18.32%	9.14%	12.28%
Equity	BNY Mellon Variable Investment Fund - Appreciation Portfolio: Initial Shares Investment Advisor: BNY Mellon Investment Adviser, Inc. Subadvisor: Fayez Sarofim & Co.	0.83%	-18.06%	10.31%	11.10%
Equity	Calvert Variable Series, Inc. - Calvert VP SRI Mid Cap Portfolio Investment Advisor: Calvert Research and Management	0.99%*	-21.32%	4.99%	7.57%
Equity	Delaware VIP Trust - Delaware VIP Small Cap Value Series: Service Class Investment Advisor: Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust) Subadvisor: Macquarie Investment Management Global Limited	1.08%	-12.36%	4.04%	8.92%
Equity	DFA Investment Dimensions Group Inc. - VA Equity Allocation Portfolio: Institutional Class This Sub-Account is only available in policies issued before December 31, 2022 Investment Advisor: Dimensional Fund Advisors LP Subadvisor: Dimensional Fund Advisors Ltd., DFA Australia Limited	0.30%*	-13.68%	6.13%
Fixed Income	DFA Investment Dimensions Group Inc. - VA Global Bond Portfolio This Sub-Account is only available in policies issued before December 31, 2022 Investment Advisor: Dimensional Fund Advisors LP Subadvisor: Dimensional Fund Advisors Ltd., DFA Australia Limited	0.21%	-6.33%	-0.06%	0.76%
Allocation	DFA Investment Dimensions Group Inc. - VA Global Moderate Allocation Portfolio: Institutional Class Investment Advisor: Dimensional Fund Advisors LP	0.28%*	-10.96%	4.47%
Equity	DFA Investment Dimensions Group Inc. - VA International Small Portfolio Investment Advisor: Dimensional Fund Advisors LP Subadvisor: Dimensional Fund Advisors Ltd., DFA Australia Limited	0.40%	-17.64%	0.52%	6.02%

Type	Underlying Mutual Fund and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 year	5 year	10 year
Equity	DFA Investment Dimensions Group Inc. - VA International Value Portfolio Investment Advisor: Dimensional Fund Advisors LP Subadvisor: Dimensional Fund Advisors Ltd., DFA Australia Limited	0.28%	-3.46%	1.48%	4.49%
Fixed Income	DFA Investment Dimensions Group Inc. - VA Short-Term Fixed Portfolio This Sub-Account is only available in policies issued before December 31, 2022 Investment Advisor: Dimensional Fund Advisors LP Subadvisor: Dimensional Fund Advisors Ltd., DFA Australia Limited	0.12%	-1.16%	0.70%	0.58%
Equity	DFA Investment Dimensions Group Inc. - VA U.S. Large Value Portfolio Investment Advisor: Dimensional Fund Advisors LP	0.21%	-4.88%	5.67%	10.71%
Equity	DFA Investment Dimensions Group Inc. - VA U.S. Targeted Value Portfolio Investment Advisor: Dimensional Fund Advisors LP	0.29%	-4.21%	7.48%	11.05%
Fixed Income	DFA Investment Dimensions Group Inc. - VIT Inflation-Protected Securities Portfolio: Institutional Class Investment Advisor: Dimensional Fund Advisors LP Subadvisor: Dimensional Fund Advisors Ltd., DFA Australia Limited	0.11%	-12.45%	2.02%
Fixed Income	Eaton Vance Variable Trust - Eaton Vance VT Floating-Rate Income Fund: Initial Class This Sub-Account is only available in policies issued before December 31, 2023 Investment Advisor: Eaton Vance Management	1.17%	-2.68%	1.94%	2.52%
Fixed Income	Federated Hermes Insurance Series - Federated Hermes Fund for U.S. Government Securities II This Sub-Account is only available in policies issued before December 31, 2023 Investment Advisor: Federated Investment Management Company	0.78%*	-12.55%	-0.84%	0.23%
Equity	Fidelity Variable Insurance Products - Emerging Markets Portfolio: Service Class Investment Advisor: Fidelity Management & Research Company LLC (FMR) Subadvisor: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited, FIL Investment Advisors, FIL Investment Advisors (UK) Limited and FIL Investments (Japan) Limited	1.02%	-20.26%	1.62%	4.52%
Allocation	Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2015 Portfolio: Service Class Investment Advisor: Fidelity Management & Research Company LLC (FMR)	0.54%	-14.66%	3.19%	5.41%
Allocation	Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2020 Portfolio: Service Class Investment Advisor: Fidelity Management & Research Company LLC (FMR)	0.58%	-15.83%	3.62%	5.96%
Allocation	Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2025 Portfolio: Service Class Investment Advisor: Fidelity Management & Research Company LLC (FMR)	0.61%	-16.51%	4.00%	6.67%
Allocation	Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2030 Portfolio: Service Class Investment Advisor: Fidelity Management & Research Company LLC (FMR)	0.64%	-16.94%	4.51%	7.38%
Allocation	Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2035 Portfolio: Service Class Investment Advisor: Fidelity Management & Research Company LLC (FMR)	0.69%	-17.75%	5.28%	8.28%
Allocation	Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2040 Portfolio: Service Class Investment Advisor: Fidelity Management & Research Company LLC (FMR)	0.73%	-18.30%	5.78%	8.60%
Allocation	Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2045 Portfolio: Service Class Investment Advisor: Fidelity Management & Research Company LLC (FMR)	0.73%	-18.30%	5.78%	8.67%

Type	Underlying Mutual Fund and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 year	5 year	10 year
Allocation	Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2050 Portfolio: Service Class Investment Advisor: Fidelity Management & Research Company LLC (FMR)	0.73%	-18.35%	5.76%	8.69%
Allocation	Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2055 Portfolio: Service Class Investment Advisor: Fidelity Management & Research Company LLC (FMR)	0.73%	-18.36%
Allocation	Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2060 Portfolio: Service Class Investment Advisor: Fidelity Management & Research Company LLC (FMR)	0.73%	-18.27%
Allocation	Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2065 Portfolio: Service Class Investment Advisor: Fidelity Management & Research Company LLC (FMR)	0.73%	-18.32%
Allocation	Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Income Fund Portfolio: Service Class Investment Advisor: Fidelity Management & Research Company LLC (FMR)	0.45%	-12.06%	1.86%	3.05%
Fixed Income	Fidelity Variable Insurance Products Fund - VIP Bond Index Portfolio: Service Class Investment Advisor: Fidelity Management & Research Company LLC (FMR) Subadvisor: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited and Fidelity Management & Research (Japan) Limited	0.24%	-13.27%
Equity	Fidelity Variable Insurance Products Fund - VIP Contrafund® Portfolio: Service Class Investment Advisor: Fidelity Management & Research Company LLC (FMR) Subadvisor: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited and Fidelity Management & Research (Japan) Limited	0.70%	-26.38%	8.55%	11.31%
Equity	Fidelity Variable Insurance Products Fund - VIP Equity-Income Portfolio: Service Class Investment Advisor: Fidelity Management & Research Company LLC (FMR) Subadvisor: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited and Fidelity Management & Research (Japan) Limited	0.61%	-5.09%	8.04%	10.08%
Equity	Fidelity Variable Insurance Products Fund - VIP Extended Market Index Portfolio: Service Class Investment Advisor: Fidelity Management & Research Company LLC (FMR) Subadvisor: Geode Capital Management, LLC (Geode) and FMR Co., Inc. (FMRC)	0.23%	-18.22%
Fixed Income	Fidelity Variable Insurance Products Fund - VIP Floating Rate High Income Portfolio: Initial Class Investment Advisor: Fidelity Management & Research Company LLC (FMR) Subadvisor: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited and Fidelity Management & Research (Japan) Limited	0.72%	-0.52%	3.17%
Equity	Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Service Class Investment Advisor: Fidelity Management & Research Company LLC (FMR) Subadvisor: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited and Fidelity Management & Research (Japan) Limited	0.71%	-24.52%	12.31%	14.69%
Equity	Fidelity Variable Insurance Products Fund - VIP Index 500 Portfolio: Initial Class Investment Advisor: Fidelity Management & Research Company LLC (FMR) Subadvisor: Geode Capital Management, LLC	0.10%	-18.21%	9.30%	12.45%

Type	Underlying Mutual Fund and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 year	5 year	10 year
Equity	Fidelity Variable Insurance Products Fund - VIP International Index Portfolio: Service Class Investment Advisor: Fidelity Management & Research Company LLC (FMR) Subadvisor: Geode Capital Management, LLC	0.27%	-16.13%
Fixed Income	Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond Portfolio: Service Class Investment Advisor: Fidelity Management & Research Company LLC (FMR) Subadvisor: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited and Fidelity Management & Research (Japan) Limited	0.50%	-13.03%	0.54%	1.44%
Equity	Fidelity Variable Insurance Products Fund - VIP Real Estate Portfolio: Service Class This Sub-Account is only available in policies issued before December 31, 2023 Investment Advisor: Fidelity Management & Research Company LLC (FMR) Subadvisor: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited and Fidelity Management & Research (Japan) Limited	0.74%	-27.59%	1.60%	5.00%
Equity	Fidelity Variable Insurance Products Fund - VIP Total Market Index Portfolio: Service Class Investment Advisor: Fidelity Management & Research Company LLC (FMR) Subadvisor: Geode Capital Management, LLC	0.22%	-19.33%
Equity	Fidelity Variable Insurance Products Fund - VIP Value Strategies Portfolio: Service Class Investment Advisor: Fidelity Management & Research Company LLC (FMR) Subadvisor: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited and Fidelity Management & Research (Japan) Limited	0.74%	-7.19%	8.27%	10.11%
Equity	Franklin Templeton Variable Insurance Products Trust - Franklin Mutual Global Discovery VIP Fund: Class 2 This Sub-Account is only available in policies issued before December 31, 2021 Investment Advisor: Franklin Mutual Advisers, LLC	1.18%	-4.75%	3.66%	6.60%
Equity	Franklin Templeton Variable Insurance Products Trust - Franklin Small Cap Value VIP Fund: Class 2 Investment Advisor: Franklin Mutual Advisers, LLC	0.91%*	-10.06%	5.48%	9.09%
Equity	Franklin Templeton Variable Insurance Products Trust - Templeton Foreign VIP Fund: Class 2 This Sub-Account is only available in policies issued before December 31, 2021 Investment Advisor: Templeton Investment Counsel, LLC	1.09%*	-7.61%	-1.97%	1.47%
Fixed Income	Franklin Templeton Variable Insurance Products Trust - Templeton Global Bond VIP Fund: Class 1 This Sub-Account is only available in policies issued before December 31, 2022 Investment Advisor: Franklin Advisers, Inc.	0.52%*	-4.85%	-2.08%	-0.54%
Equity	Goldman Sachs Variable Insurance Trust - Goldman Sachs Small Cap Equity Insights Fund: Institutional Shares Investment Advisor: Goldman Sachs Asset Management, L.P.	0.81%*	-19.38%	4.33%	9.20%
Equity	Invesco - Invesco V.I. Discovery Mid Cap Growth Fund: Series I Investment Advisor: Invesco Advisers, Inc.	0.86%	-30.98%	8.64%	11.83%
Equity	Invesco - Invesco V.I. EQV International Equity Fund: Series I Shares This Sub-Account is only available in policies issued before December 31, 2022 Investment Advisor: Invesco Advisers, Inc.	0.91%	-18.31%	1.51%	4.41%
Equity	Invesco - Invesco V.I. Global Fund: Series I Investment Advisor: Invesco Advisers, Inc.	0.81%	-31.76%	2.85%	7.86%

Type	Underlying Mutual Fund and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 year	5 year	10 year
Equity	Invesco - Invesco V.I. Growth and Income Fund: Series I Shares This Sub-Account is only available in policies issued before December 31, 2021 Investment Advisor: Invesco Advisers, Inc.	0.75%	-5.75%	6.04%	10.15%
Fixed Income	Invesco - Invesco V.I. High Yield Fund: Series I Shares This Sub-Account is only available in policies issued before December 31, 2020 Investment Advisor: Invesco Advisers, Inc. Subadvisor: Invesco Canada Ltd.	0.88%	-9.55%	1.36%	2.92%
Equity	Invesco - Invesco V.I. Main Street Fund: Series I This Sub-Account is only available in policies issued before December 31, 2023 Investment Advisor: Invesco Advisers, Inc.	0.80%*	-20.13%	7.15%	10.76%
Equity	Invesco - Invesco V.I. Main Street Small Cap Fund: Series I Investment Advisor: Invesco Advisers, Inc.	0.87%	-15.83%	7.01%	10.88%
Equity	Invesco Oppenheimer V.I. International Growth Fund: Series I This Sub-Account is only available in policies issued before December 31, 2023 Investment Advisor: Invesco Advisers, Inc.	1.00%*	-27.13%	0.23%	4.21%
Equity	Ivy Variable Insurance Portfolios - Delaware Ivy Growth: Class II This Sub-Account is only available in policies issued before December 31, 2021 Investment Advisor: Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust) Subadvisor: Macquarie Investment Management Global Limited	1.00%	-27.20%	11.54%	13.97%
Equity	Ivy Variable Insurance Portfolios - Delaware Ivy Science and Technology: Class II Investment Advisor: Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust) Subadvisor: Macquarie Investment Management Global Limited	1.17%	-32.13%	8.43%	12.13%
Allocation	Janus Aspen Series - Janus Henderson Balanced Portfolio: Service Shares Investment Advisor: Janus Henderson Investors US LLC	0.86%	-16.62%	6.42%	8.16%
Equity	Janus Aspen Series - Janus Henderson Enterprise Portfolio: Service Shares Investment Advisor: Janus Henderson Investors US LLC	0.96%	-16.15%	9.35%	13.10%
Equity	Janus Aspen Series - Janus Henderson Global Technology and Innovation Portfolio: Service Shares Investment Advisor: Janus Henderson Investors US LLC	0.97%	-37.12%	10.28%	15.34%
Equity	Lazard Retirement Series, Inc. - Lazard Retirement Emerging Markets Equity Portfolio: Service Shares This Sub-Account is only available in policies issued before December 31, 2021 Investment Advisor: Lazard Asset Management LLC	1.38%	-15.12%	-3.19%	-0.12%
Equity	Legg Mason Partners Variable Equity Trust - ClearBridge Variable Small Cap Growth Portfolio: Class I Investment Advisor: Legg Mason Partners Fund Advisor, LLC Subadvisor: ClearBridge Investments, LLC	0.80%	-28.85%	8.54%	11.23%
Equity	Lincoln Variable Insurance Products Trust - LVIP JPMorgan Mid Cap Value Fund: Standard Class Investment Advisor: Lincoln Investment Advisors Corporation Subadvisor: J.P. Morgan Investment Management Inc.	0.73%	-8.16%	6.00%	9.98%
Equity	Lincoln Variable Insurance Products Trust - LVIP JPMorgan Small Cap Core Fund: Standard Class Investment Advisor: Lincoln Investment Advisors Corporation Subadvisor: J.P. Morgan Investment Management Inc.	0.76%	-19.35%	4.07%	9.59%

Type	Underlying Mutual Fund and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 year	5 year	10 year
Fixed Income	Lord Abbett Series Fund, Inc. - Bond Debenture Portfolio: Class VC Investment Advisor: Lord, Abbett & Co. LLC	0.89%	-12.81%	1.01%	3.65%
Fixed Income	Lord Abbett Series Fund, Inc. - Short Duration Income Portfolio: Class VC Investment Advisor: Lord, Abbett & Co. LLC	0.84%	-5.06%	0.92%
Fixed Income	Lord Abbett Series Fund, Inc. - Total Return Portfolio: Class VC Investment Advisor: Lord, Abbett & Co. LLC	0.71%	-14.05%	-0.23%	1.10%
Fixed Income	MainStay VP Funds Trust - MainStay VP Floating Rate Portfolio: Initial Class Investment Advisor: New York Life Investment Management LLC Subadvisor: New York Investors LLC	0.64%	-1.25%	2.61%	3.10%
Equity	MFS® Variable Insurance Trust - MFS Growth Series: Service Class Investment Advisor: Massachusetts Financial Services Company	0.99%*	-31.80%	9.30%	12.77%
Equity	MFS® Variable Insurance Trust - MFS Mid Cap Growth Series: Service Class Investment Advisor: Massachusetts Financial Services Company	1.05%*	-28.79%	9.03%	12.25%
Equity	MFS® Variable Insurance Trust - MFS New Discovery Series: Service Class Investment Advisor: Massachusetts Financial Services Company	1.12%*	-29.99%	7.53%	9.71%
Fixed Income	MFS® Variable Insurance Trust - MFS Total Return Bond Series: Service Class Investment Advisor: Massachusetts Financial Services Company	0.78%*	-14.18%	-0.08%	1.13%
Equity	MFS® Variable Insurance Trust - MFS Value Series: Service Class Investment Advisor: Massachusetts Financial Services Company	0.94%*	-6.14%	7.08%	10.77%
Equity	MFS® Variable Insurance Trust II - MFS Blended Research® Core Equity Portfolio: Service Class This Sub-Account is only available in policies issued before December 31, 2021 Investment Advisor: Massachusetts Financial Services Company	0.69%*	-16.20%	8.11%	11.48%
Equity	MFS® Variable Insurance Trust II - MFS Emerging Markets Equity Portfolio: Initial Class Investment Advisor: Massachusetts Financial Services Company	1.23%*	-19.72%	-3.00%	-0.02%
Equity	MFS® Variable Insurance Trust II - MFS International Intrinsic Value Portfolio: Service Class Investment Advisor: Massachusetts Financial Services Company	1.15%*	-23.75%	2.77%	7.56%
Equity	MFS® Variable Insurance Trust II - MFS Research International Portfolio: Service Class Investment Advisor: Massachusetts Financial Services Company	1.21%*	-17.80%	2.43%	4.42%
Equity	MFS® Variable Insurance Trust III - MFS Global Real Estate Portfolio: Initial Class Investment Advisor: Massachusetts Financial Services Company	0.92%*	-26.94%	3.49%	5.91%
Fixed Income	MFS® Variable Insurance Trust III - MFS Limited Maturity Portfolio: Initial Class Investment Advisor: Massachusetts Financial Services Company	0.45%*	-4.14%	1.31%	1.19%
Equity	MFS® Variable Insurance Trust III - MFS Mid Cap Value Portfolio: Service Class Investment Advisor: Massachusetts Financial Services Company	1.04%*	-9.00%	7.32%	10.59%
Fixed Income	Morgan Stanley Variable Insurance Fund, Inc. - Emerging Markets Debt Portfolio: Class I Investment Advisor: Morgan Stanley Investment Management Inc. Subadvisor: Morgan Stanley Investment Management Limited	1.10%*	-18.74%	-2.23%	0.06%

Type	Underlying Mutual Fund and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 year	5 year	10 year
Equity	Morgan Stanley Variable Insurance Fund, Inc. - Global Real Estate Portfolio: Class II This Sub-Account is only available in policies issued before December 31, 2021 Investment Advisor: Morgan Stanley Investment Management Inc. Subadvisor: Morgan Stanley Investment Management Limited and Morgan Stanley Investment Management Company	1.25%*	-26.20%	-3.35%	0.95%
Equity	Morgan Stanley Variable Insurance Fund, Inc. - Growth Portfolio: Class I Investment Advisor: Morgan Stanley Investment Management Inc.	0.57%*	-60.07%	4.25%	11.85%
Equity	Nationwide Variable Insurance Trust - NVIT Allspring Discovery Fund: Class I This Sub-Account is only available in policies issued before December 31, 2023 Investment Advisor: Nationwide Fund Advisors Subadvisor: Allspring Global Investments, LLC	0.83%*	-37.61%	4.11%	9.15%
Fixed Income	Nationwide Variable Insurance Trust - NVIT Amundi Multi Sector Bond Fund: Class I Investment Advisor: Nationwide Fund Advisors Subadvisor: Amundi Asset Management, US	0.82%	-2.30%	2.67%	2.77%
Allocation	Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Aggressive Fund: Class I Investment Advisor: Nationwide Fund Advisors	1.01%*	-15.23%	4.95%	8.23%
Allocation	Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Balanced Fund: Class I Investment Advisor: Nationwide Fund Advisors	0.87%*	-13.60%	2.85%	4.97%
Allocation	Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Capital Appreciation Fund: Class I Investment Advisor: Nationwide Fund Advisors	0.92%*	-14.95%	3.98%	6.64%
Allocation	Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Conservative Fund: Class I Investment Advisor: Nationwide Fund Advisors	0.79%*	-11.97%	1.36%	2.55%
Allocation	Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Moderate Fund: Class I Investment Advisor: Nationwide Fund Advisors Subadvisor: Nationwide Asset Management, LLC	0.90%*	-14.08%	3.53%	5.88%
Allocation	Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Moderately Aggressive Fund: Class I Investment Advisor: Nationwide Fund Advisors	0.96%*	-15.01%	4.57%	7.39%
Allocation	Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Moderately Conservative Fund: Class I Investment Advisor: Nationwide Fund Advisors	0.85%*	-13.05%	2.46%	4.24%
Equity	Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Equity Income: Class X Investment Advisor: Nationwide Fund Advisors Subadvisor: Newton Investment Management Limited	0.74%	-1.02%	9.27%	11.28%
Fixed Income	Nationwide Variable Insurance Trust - NVIT Bond Index Fund: Class I Investment Advisor: Nationwide Fund Advisors Subadvisor: BlackRock Investment Management, LLC	0.38%	-13.39%	-0.36%	0.69%
Equity	Nationwide Variable Insurance Trust - NVIT Calvert Equity Fund: Class I Investment Advisor: Nationwide Fund Advisors Subadvisor: Atlanta Capital Management Company, LLC	0.86%*	-22.92%	5.64%	10.15%
Equity	Nationwide Variable Insurance Trust - NVIT Columbia Overseas Value Fund: Class X Investment Advisor: Nationwide Fund Advisors Subadvisor: Columbia Management Investment Advisers, LLC	0.84%	-5.86%	0.76%	3.17%

Type	Underlying Mutual Fund and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 year	5 year	10 year
Fixed Income	Nationwide Variable Insurance Trust - NVIT Government Bond Fund: Class I This Sub-Account is only available in policies issued before December 31, 2022 Investment Advisor: Nationwide Fund Advisors Subadvisor: Nationwide Asset Management, LLC	0.70%*	-12.55%	-0.71%	-0.06%
Fixed Income	Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class V Investment Advisor: Nationwide Fund Advisors Subadvisor: Federated Investment Management Company	0.43%	1.33%	0.97%	0.53%
Equity	Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class I This Sub-Account is only available in policies issued before December 31, 2020 Investment Advisor: Nationwide Fund Advisors Subadvisor: Lazard Asset Management LLC	0.98%*	-14.12%	1.24%	4.51%
Equity	Nationwide Variable Insurance Trust - NVIT International Index Fund: Class I Investment Advisor: Nationwide Fund Advisors Subadvisor: BlackRock Investment Management, LLC	0.46%	-14.29%	1.40%	4.38%
Allocation	Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class II Investment Advisor: Nationwide Fund Advisors	0.90%	-18.89%	3.57%	7.41%
Allocation	Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class II Investment Advisor: Nationwide Fund Advisors	0.85%	-12.19%	0.70%	2.22%
Allocation	Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II Investment Advisor: Nationwide Fund Advisors	0.86%	-16.55%	2.44%	5.25%
Allocation	Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class II Investment Advisor: Nationwide Fund Advisors	0.87%	-18.28%	3.23%	6.59%
Allocation	Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class II Investment Advisor: Nationwide Fund Advisors	0.85%	-14.39%	1.61%	3.76%
Alternative	Nationwide Variable Insurance Trust - NVIT J.P. Morgan MozaicSM Multi- Asset Fund: Class Y Investment Advisor: Nationwide Fund Advisors Subadvisor: J.P. Morgan Investment Management Inc.	0.43%*	-15.64%
Equity	Nationwide Variable Insurance Trust - NVIT J.P. Morgan U.S. Equity Fund: Class Y Investment Advisor: Nationwide Fund Advisors Subadvisor: J.P. Morgan Investment Management Inc.	0.44%*	-18.96%
Equity	Nationwide Variable Insurance Trust - NVIT Jacobs Levy Large Cap Growth Fund: Class I Investment Advisor: Nationwide Fund Advisors Subadvisor: Jacobs Levy Equity Management, Inc.	0.81%*	-12.49%	15.13%	15.27%
Fixed Income	Nationwide Variable Insurance Trust - NVIT Loomis Short Term Bond Fund: Class I This Sub-Account is only available in policies issued before December 31, 2023 Investment Advisor: Nationwide Fund Advisors Subadvisor: Loomis, Sayles & Company, L.P.	0.55%	-5.39%	0.48%	0.81%
Equity	Nationwide Variable Insurance Trust - NVIT Mid Cap Index Fund: Class I Investment Advisor: Nationwide Fund Advisors Subadvisor: BlackRock Investment Management, LLC	0.41%	-13.40%	6.27%	10.35%

Type	Underlying Mutual Fund and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 year	5 year	10 year
Equity	Nationwide Variable Insurance Trust - NVIT Multi-Manager Mid Cap Value Fund: Class I Investment Advisor: Nationwide Fund Advisors Subadvisor: American Century Investment Management, Inc., Thompson, Siegel & Walmsley LLC and Victory Capital Management Inc.	0.93%*	-2.59%	5.21%	10.35%
Equity	Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Growth Fund: Class I Investment Advisor: Nationwide Fund Advisors Subadvisor: Invesco Advisers, Inc. and Wellington Management Company, LLP	1.09%*	-30.37%	6.22%	10.58%
Equity	Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Value Fund: Class I Investment Advisor: Nationwide Fund Advisors Subadvisor: Jacobs Levy Equity Management, Inc. and WCM Investment Management, LLC	1.06%*	-12.91%	3.63%	8.77%
Equity	Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Company Fund: Class I Investment Advisor: Nationwide Fund Advisors Subadvisor: Jacobs Levy Equity Management, Inc. and Invesco Advisers, Inc.	1.05%*	-18.77%	7.44%	10.80%
Equity	Nationwide Variable Insurance Trust - NVIT NS Partners International Focused Growth Fund: Class I Investment Advisor: Nationwide Fund Advisors Subadvisor: NS Partners LTD	0.98%*	-37.93%	0.63%	4.26%
Equity	Nationwide Variable Insurance Trust - NVIT Real Estate Fund: Class I Investment Advisor: Nationwide Fund Advisors Subadvisor: Wellington Management Company LLP	0.92%*	-28.52%	4.50%	6.00%
Equity	Nationwide Variable Insurance Trust - NVIT Small Cap Index Fund: Class Y Investment Advisor: Nationwide Fund Advisors Subadvisor: BlackRock Investment Management, LLC	0.28%	-20.46%	3.99%	8.91%
Allocation	PIMCO Variable Insurance Trust - All Asset Portfolio: Administrative Class Investment Advisor: PIMCO Subadvisor: Research Affiliates, LLC	1.54%*	-11.84%	3.22%	3.25%
Fixed Income	PIMCO Variable Insurance Trust - Global Bond Opportunities Portfolio (Unhedged): Administrative Class Investment Advisor: PIMCO	0.96%	-11.00%	-0.92%	-0.31%
Fixed Income	PIMCO Variable Insurance Trust - High Yield Portfolio: Administrative Class Investment Advisor: PIMCO	0.76%	-10.28%	1.89%	3.53%
Fixed Income	PIMCO Variable Insurance Trust - Income Portfolio: Institutional Class Investment Advisor: PIMCO	0.67%	-7.64%	1.93%
Fixed Income	PIMCO Variable Insurance Trust - International Bond Portfolio (U.S. Dollar-Hedged): Administrative Class Investment Advisor: PIMCO	1.01%	-10.15%	0.32%	2.22%
Fixed Income	PIMCO Variable Insurance Trust - Long-Term U.S. Government Portfolio: Administrative Class Investment Advisor: PIMCO	1.14%	-28.87%	-2.54%	0.27%
Fixed Income	PIMCO Variable Insurance Trust - Low Duration Portfolio: Administrative Class Investment Advisor: PIMCO	0.67%	-5.74%	0.08%	0.42%
Fixed Income	PIMCO Variable Insurance Trust - Real Return Portfolio: Administrative Class Investment Advisor: PIMCO	0.77%	-11.90%	1.96%	0.90%

Type	Underlying Mutual Fund and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 year	5 year	10 year
Fixed Income	PIMCO Variable Insurance Trust - Short-Term Portfolio: Administrative Class Investment Advisor: PIMCO	0.61%	-0.15%	1.27%	1.35%
Fixed Income	PIMCO Variable Insurance Trust - Total Return Portfolio: Administrative Class Investment Advisor: PIMCO	0.67%	-14.30%	-0.18%	0.92%
Equity	Schwab Annuity Portfolios - Schwab® S&P 500 Index Portfolio Investment Advisor: Charles Schwab Investment Management, Inc.	0.03%	-18.12%	9.39%	12.43%
Equity	T. Rowe Price Equity Series, Inc. - T. Rowe Price All-Cap Opportunities Portfolio Investment Advisor: T. Rowe Price Associates, Inc.	0.80%*	-21.51%	13.32%	15.35%
Equity	T. Rowe Price Equity Series, Inc. - T. Rowe Price Blue Chip Growth Portfolio Investment Advisor: T. Rowe Price Associates, Inc.	0.75%*	-38.50%	5.16%	11.68%
Equity	T. Rowe Price Equity Series, Inc. - T. Rowe Price Equity Income Portfolio: II Investment Advisor: T. Rowe Price Associates, Inc.	0.99%*	-3.59%	6.77%	9.41%
Equity	T. Rowe Price Equity Series, Inc. - T. Rowe Price Mid-Cap Growth Portfolio Investment Advisor: T. Rowe Price Associates, Inc. Subadvisor: T. Rowe Price Investment Management, Inc.	0.84%*	-22.58%	7.20%	11.95%
Allocation	T. Rowe Price Equity Series, Inc. - T. Rowe Price Moderate Allocation Portfolio Investment Advisor: T. Rowe Price Associates, Inc.	0.85%*	-18.31%	3.21%	6.14%
Equity	VanEck VIP Trust - VanEck VIP Global Resources Fund: Initial Class Investment Advisor: Van Eck Associates Corporation	1.09%	8.39%	4.26%	0.35%
Allocation	Vanguard Variable Insurance Fund - Balanced Portfolio Investment Advisor: Wellington Management Company, LLP	0.21%	-14.30%	5.96%	8.41%
Equity	Vanguard Variable Insurance Fund - Capital Growth Portfolio Investment Advisor: PRIMECAP Management Company	0.34%	-15.48%	8.57%	13.75%
Equity	Vanguard Variable Insurance Fund - Diversified Value Portfolio Investment Advisor: Hotchkis and Wiley Capital Management, LLC, Lazard Asset Management	0.29%	-11.49%	8.08%	10.08%
Equity	Vanguard Variable Insurance Fund - Equity Income Portfolio Investment Advisor: Wellington Management Company, LLP; Vanguard Group Inc. (Quantitative Equity Group)	0.30%	-0.66%	8.51%	11.58%
Equity	Vanguard Variable Insurance Fund - Equity Index Portfolio Investment Advisor: The Vanguard Group, Inc. (Vanguard Equity Index Group)	0.14%	-18.23%	9.27%	12.40%
Fixed Income	Vanguard Variable Insurance Fund - Global Bond Index Portfolio Investment Advisor: The Vanguard Group Inc. (Vanguard Fixed Income Group)	0.13%	-13.13%	-0.12%
Equity	Vanguard Variable Insurance Fund - Growth Portfolio Investment Advisor: Wellington Management Company, LLP	0.34%	-33.37%	8.55%	12.49%
Fixed Income	Vanguard Variable Insurance Fund - High Yield Bond Portfolio Investment Advisor: Wellington Management Company, LLP and Vanguard Group, Inc. (Vanguard Fixed Income Group)	0.25%	-9.36%	2.24%	3.62%
Equity	Vanguard Variable Insurance Fund - International Portfolio Investment Advisor: Baillie Gifford Overseas Ltd.; Schroder Investment Management North America, Inc.	0.41%	-30.12%	4.45%	7.58%
Equity	Vanguard Variable Insurance Fund - Mid-Cap Index Portfolio Investment Advisor: The Vanguard Group, Inc. (Vanguard Equity Index Group)	0.17%	-18.82%	7.18%	10.95%
Equity	Vanguard Variable Insurance Fund - Real Estate Index Portfolio Investment Advisor: The Vanguard Group, Inc. (Vanguard Equity Index Group)	0.26%	-26.30%	3.69%	6.36%

Type	Underlying Mutual Fund and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 year	5 year	10 year
Fixed Income	Vanguard Variable Insurance Fund - Short-Term Investment-Grade Portfolio Investment Advisor: The Vanguard Group Inc. (Vanguard Fixed Income Group)	0.14%	-5.72%	1.10%	1.44%
Equity	Vanguard Variable Insurance Fund - Small Company Growth Portfolio This Sub-Account is only available in policies issued before May 1, 2020 Investment Advisor: ArrowMark Partners; The Vanguard Group, Inc. (Vanguard Quantitative Equity Group)	0.29%	-25.35%	4.53%	10.06%
Fixed Income	Vanguard Variable Insurance Fund - Total Bond Market Index Portfolio Investment Advisor: The Vanguard Group Inc. (Vanguard Fixed Income Group)	0.14%	-13.21%	-0.10%	0.92%
Equity	Vanguard Variable Insurance Fund - Total International Stock Market Index Portfolio Investment Advisor: The Vanguard Group, Inc. (Vanguard Equity Index Group)	0.11%	-16.01%	1.01%
Equity	Vanguard Variable Insurance Fund - Total Stock Market Index Portfolio Investment Advisor: The Vanguard Group, Inc. (Vanguard Equity Index Group)	0.13%	-19.59%	8.55%	11.92%
Equity	Virtus Variable Insurance Trust - Virtus Duff & Phelps Real Estate Securities Series: Class I Investment Advisor: Virtus Investment Advisers, Inc. Subadvisor: Duff & Phelps Investment Management Co.	0.85%*	-25.90%	5.14%	7.18%
*
This underlying mutual fund’s current expenses reflect a temporary fee reduction.

Appendix B: State Variations
Due to state law variations, the terms, benefits, programs and Riders described in this prospectus may vary or may not be available depending on the state in which the policy is issued. Possible state law variations include, but are not limited to, Rider terms and charges, availability of certain investment options, duration of the right to cancel, policy exchange rights, policy Lapse and/or reinstatement requirements, and surrender charge, suicide, and incontestability periods. This prospectus describes all the material features of the policy. State variations are subject to change without notice at any time. To review a copy of the policy and any Riders or endorsements for the state in which the policy will be issued, contact the Service Center.
State	State Law Variations
California	• The Right to Cancel period is 30 days. • The Enhancement Benefit will not be reduced or eliminated in conjunction with an owner change or an assignment.
Florida	• The Right to Cancel period is 15 days.
North Dakota	• The Suicide provision in the policy and Additional Term Insurance Rider is limited to one year.

Appendix C: The Enhancement Benefit
The Enhancement Benefit is calculated monthly and is equal to the product of the Cash Value multiplied by the Enhancement Percentage. If an enhancement cap is applicable, the Enhancement Benefit will not exceed the product of (a) and (b), where:
(a) = the Enhancement Cap Percentage (if applicable)
(b) = the Total Percent of Premium Charge Paid.
Currently, the percentages used in the Enhancement Benefit calculation decline after the first policy year. The benefit decreases to zero at the end of the eleventh or sixth policy year depending on the ownership type of the policy.
Since the policy's Cash Value is a factor in determining the Enhancement Benefit, factors that impact the Cash Value will also impact the amount of the Enhancement Benefit, if any. If the Additional Term Insurance Rider is In Force, the Enhancement Benefit is reduced because of the lower charges associated with the Rider. For all policies except policies that are Corporate Owned Modified Endowment Contracts with a Policy Date on or after January 1, 2023, the following also applies:
•
The Additional Term Insurance Rider has no associated Enhancement Benefit or Enhancement Percentage.
•
When the Base Policy Specified Amount allocation is 1%, the Enhancement Percentage will be 0% rather than the blended rate.
For policies with a Policy Date on or after January 1, 2023, that are Corporate Owned Modified Endowment Contracts, the Additional Term Insurance Rider will have an associated Enhancement Benefit or Enhancement Percentage as described in the table below.
Corporate policy owners may elect to modify their Enhancement Benefit by choosing at the time the policy is issued a percentage allocation between two Enhancement Benefit schedules, Schedule A and Schedule B. This election is not available on individually owned policies. The enhancement percentages from the respective schedules will be blended, according to the allocation percentages elected to determine the Enhancement Benefit percentage applicable to a particular policy. This blending option allows the corporate policy owner to more closely match the benefit to the corporate liability it is intended to off-set.
The A and B Enhancement Benefit schedules reflect different patterns of intended performance. Schedule A provides a greater Enhancement Benefit in early policy years and then decreases at a faster rate. Schedule B provides a lower Enhancement Benefit in the early policy years and decreases at a slower rate. The corporate purchaser can choose any percentage blend between Schedule A and Schedule B. Policy owners should consult with a financial professional to determine an appropriate blending of Enhancement Benefit schedules that best fit their particular needs.
The tables below show the current factors used to calculate the Enhancement Benefit for the first and last month of each policy year. The actual calculation will depend on the month the policy is surrendered because all factors decrease monthly during a policy year except for the first policy year. Policy owners may, free of charge, request a calculation of their current Enhancement Benefit by contacting the Service Center.
Enhancement Benefit Factors for Corporate Owned Modified Endowment Contracts with a Policy Date on or after January 1, 2023
Policy Year	Base Policy Enhancement Percentage Schedule A		Base Enhancement Percentage Schedule B
	Month 1	Month 12	Month 1	Month 12
1	2.37%	2.37%	1.40%	1.40%
2	2.30%	1.55%	1.35%	0.86%
3	1.50%	0.89%	0.82%	0.44%
4	0.85%	0.40%	0.42%	0.15%
5	0.37%	0.08%	0.14%	0.01%
6	0.08%	0.00%	0.01%	0.00%
7+	0.00%	0.00%	0.00%	0.00%

Enhancement Benefit Factors for Corporate Owned Modified Endowment Contracts with a Policy Date prior to January 1, 2023
	Base Policy Enhancement Percentage
Policy Year	Month 1	Month 12
1	3.500%	3.50%
2	3.463%	3.05%
3	2.979%	2.20%
4	2.108%	1.10%
5	1.038%	0.35%
6	0.321%	0.00%
7+	0.00%	0.00%
Enhancement Benefit Factors for Individually Owned Modified Endowment Contracts
	Base Policy Enhancement Percentage
Policy Year	Month 1	Month 12
1	2.800%	2.80%
2	2.750%	2.20%
3	2.133%	1.40%
4	1.333%	0.60%
5	0.567%	0.20%
6	0.183%	0.00%
7+	0.00%	0.00%
Enhancement Benefit Factors for Corporate Owned Non-Modified Endowment Contracts
Schedules A and B for Policies with a Policy Date on or after January 1, 2023
Policy Year	Base Policy Enhancement Percentage Schedule A		Base Enhancement Percentage Schedule B		Enhancement Cap A Percentage	Enhancement Cap B Percentage
	Month 1	Month 12	Month 1	Month 12
1	10.850%	10.85%	9.663%	9.66%	145%	120%
2	10.715%	9.23%	9.531%	8.08%	145%	120%
3	9.098%	7.64%	7.950%	6.56%	135%	125%
4	7.528%	6.30%	6.467%	5.42%	130%	130%
5	6.200%	5.10%	5.337%	4.43%	115%	125%
6	5.008%	4.00%	4.353%	3.48%	100%	110%
7	3.917%	3.00%	3.409%	2.57%	75%	95%
8	2.938%	2.25%	2.509%	1.84%	55%	75%
9	2.188%	1.50%	1.778%	1.15%	50%	55%
10	1.438%	0.75%	1.100%	0.54%	30%	35%
11	0.688%	0.00%	0.499%	0.00%	10%	30%
12+	0.000%	0.00%	0.000%	0.00%	0%	0%
Enhancement Benefit Factors for Corporate Owned Non-Modified Endowment Contracts
Schedules A and B for Policies with a Policy Date prior to January 1, 2023
Policy Year	Base Policy Enhancement Percentage Schedule A		Base Enhancement Percentage Schedule B		Enhancement Cap A Percentage	Enhancement Cap B Percentage
	Month 1	Month 12	Month 1	Month 12
1	13.590%	13.59%	11.080%	11.08%	145%	120%
2	13.420%	11.55%	10.945%	9.46%	145%	120%
3	11.379%	9.50%	9.380%	8.50%	135%	125%
4	9.3583%	7.80%	8.450%	7.90%	130%	130%
5	7.671%	6.25%	7.808%	6.80%	115%	125%
6	6.113%	4.60%	6.675%	5.30%	100%	110%
7	4.475%	3.10%	5.183%	3.90%	75%	95%

Policy Year	Base Policy Enhancement Percentage Schedule A		Base Enhancement Percentage Schedule B		Enhancement Cap A Percentage	Enhancement Cap B Percentage
	Month 1	Month 12	Month 1	Month 12
8	3.008%	2.00%	3.817%	2.90%	55%	75%
9	1.921%	1.05%	2.825%	2.00%	30%	55%
10	0.996%	0.40%	1.925%	1.10%	15%	35%
11	0.367%	0.00%	1.008%	0.00%	10%	30%
12+	0.00%	0.00%	0.00%	0.00%	0%	0%
Enhancement Benefit Factors for Individually Owned Non-Modified Endowment Contracts
	Base Policy Enhancement Percentage		Enhancement Cap Percentage
Policy Year	Month 1	Month 12
1	11.200%	11.20%	120%
2	10.983%	8.60%	110%
3	8.354%	5.65%	95%
4	5.429%	3.00%	75%
5	2.84%	1.08%	45%
6	0.99%	0.00%	25%
7+	0.00%	0.00%	0%
Using the factors available in the tables above, here are examples of how an Enhancement Benefit would be calculated.
In the first two examples, assume the following:
•
A surrender is requested in the last month of policy year 2.
•
The policy is a non-modified endowment contract and corporate owned.
•
The Cash Value is $200,000.
•
The Base Policy Specified Amount Allocation (as a percentage of the Total Specified Amount) is 75%.
•
The Rider Specified Amount Allocation (as a percentage of the Total Specified Amount) is 25%.
•
The Total Percent of Premium Charge Paid is $15,250.
•
The Enhancement Schedule B Allocation is 100%.
•
The Enhancement Schedule A Allocation is 0%.
Using these assumptions, the Enhancement Benefit, capped by the Enhancement Cap, is calculated as follows for policies with a Policy Date on or after January 1, 2023:
Enhancement Percentage x Cash Value
Where: Enhancement Percentage = (Base Policy Specified Amount Allocation x Base Enhancement Percentage) + (Rider Specified Amount Allocation x Rider Enhancement Percentage) = (0.75 x 8.08%) + (0.25 x 0.00%) = 6.06%
	=	6.06% x $200,000 =$12,120.00
Enhancement Cap	=	Enhancement Cap Percentage x Total Percent of Premium Charge Paid
	=	120% x $15,250 =$18,300.00
Since $12,120.00 is less than the $18,300.00 Enhancement Cap, the Enhancement Benefit here is $12,120.00
Using the assumptions above, the Enhancement Benefit, capped by the Enhancement Cap, is calculated as follows for policies with a Policy Date prior to January 1, 2023:
Enhancement Percentage x Cash Value

Where: Enhancement Percentage = (Base Policy Specified Amount Allocation x Base Enhancement Percentage) + (Rider Specified Amount Allocation x Rider Enhancement Percentage) =(0.75 x 9.46%) + (0.25 x 0.00%) = 7.095%
	=	7.095% x $200,000 =$14,190.00
Enhancement Cap	=	Enhancement Cap Percentage x Total Percent of Premium Charge Paid
	=	120% x $15,250 =$18,300.00
Since $14,190.00 is less than the $18,300.00 Enhancement Cap, the Enhancement Benefit here is $14,190.00
In the next example, assume the following:
•
A surrender is requested in the last month of policy year 2.
•
The policy is a modified endowment contract and corporate owned.
•
The Cash Value is $200,000.
•
The Base Policy Specified Amount Allocation (as a percentage of the Total Specified Amount) is 75%.
•
The Rider Specified Amount Allocation (as a percentage of the Total Specified Amount) is 25%.
Using these assumptions, the Enhancement Benefit is calculated as follows for policies with a Policy Date on or after January 1, 2023:
Enhancement Percentage x Cash Value
Where: Enhancement Percentage = (Base Policy Specified Amount Allocation x Base Enhancement Percentage) + (Rider Specified Amount Allocation x Rider Enhancement Percentage) =(0.75 x 1.55%) + (0.25 x 0.86%) = 1.38%
=	1.38% x $200,000 =$2,755.00
Since there is no Enhancement Cap for modified endowment contracts, the Enhancement Benefit here is $2,755.00

Appendix D: Examples of Policy Charge Blending
The tables and the calculations below show examples of how actual charges would be determined using a sample policy assuming the following:
•
The policy is in policy year 3.
•
The Total Specified Amount is $1,000,000.
•
The Total Specified Amount is allocated 80% to Base Policy Specified Amount and 20% to Rider Specified Amount. Therefore, the Base Policy Specified Amount Allocation is 80% and Rider Specified Amount Allocation is 20%.
•
The policy is not a modified endowment contract.
In each table, the first column after the "Policy Year" column shows charges associated with the base policy, the second column shows charges associated with the Additional Term Insurance Rider and the third column shows how those charges will be "blended" with an election of the Additional Term Insurance Rider. The "blending" calculates charges based on a weighted average of the Base Policy Specified Amount and Rider Specified Amount. To determine the weighted average, the charge amount attributed to base policy charges and rider charges are independently multiplied by their respective allocations and the result of each is added together to achieve the total charge assessed. When the Base Policy Specified Amount allocation is 1%, rather than using the blended rates, the Percent of Premium Charge will be 0% and the Base Policy Specified Amount Charge will be $0.
All of the tables and calculation examples use the current charges as disclosed in the Fee Table section of the prospectus. If maximum charges were used in these examples, the charges would be higher.
Percent of Premium Charge: Deducted from Each Premium Paid
Policy Year	Target Premium Charge	Excess Premium Charge	80%/20% Charge Blend
1	10.00%	0.00%	8.00%
2	8.00%	0.00%	6.40%
3	6.00%	0.00%	4.80%
4	5.00%	0.00%	4.00%
5	4.00%	0.00%	3.20%
6	3.00%	0.00%	2.40%
7+	2.00%	0.00%	1.60%
Using the charges in the table above and the assumptions in the example listed above, here is how the total Percent of Premium Charge is calculated.
Total Percent of Premium Charge
= [(Base Policy Specified Amount Allocation) x (Target Premium Charge)] +
 [(Rider Specified Amount Allocation) x (Excess Premium Charge)]
= [(0.80) x (0.06)] + [(0.20) x (0.00)]
= [(0.048)] + [(0.00)]
= 0.048 or 4.80% of Premium received during the policy year.
Total Specified Amount Charge: Deducted Monthly from Cash Value for Policies with a Policy Date on or after January 1, 2023
Policy Year	Base Policy Specified Amount Charge	Rider Specified Amount Charge	80%/20% Charge Blend
1	$0.00	$0.00	$0.00
2	$0.00	$0.00	$0.00
3	$0.00	$0.00	$0.00
4	$0.00	$0.00	$0.00
5	$0.00	$0.00	$0.00
Using the charges in the table above and the assumptions in the example listed above, here is how the Total Specified Amount charge is calculated for policies with a Policy Date on or after January 1, 2023.

Total Specified Amount Charge Per Month
= [(Base Policy Specified Amount Allocation) x (Base Policy Specified Amount Charge)] +
 [(Rider Specified Amount Allocation) x (Rider Specified Amount Charge)]
= [(0.80) x ($0.00)] + [(0.20) x ($0.00)]
= [($0.00)] + [($0.00)]
= $0.00 deducted monthly from Cash Value.
Total Specified Amount Charge: Deducted Monthly from Cash Value for Policies with a Policy Date prior to January 1, 2023*
Policy Year	Base Policy Specified Amount Charge	Rider Specified Amount Charge	80%/20% Charge Blend
1	$80.00	$0.00	$64.00
2	$80.00	$0.00	$64.00
3	$80.00	$0.00	$64.00
4	$80.00	$0.00	$64.00
5	$80.00	$0.00	$64.00
Using the charges in the table above and the assumptions in the example listed above, here is how the Total Specified Amount charge is calculated for policies with a Policy Date prior to January 1, 2023.
Total Specified Amount Charge Per Month
= [(Base Policy Specified Amount Allocation) x (Base Policy Specified Amount Charge)] +
 [(Rider Specified Amount Allocation) x (Rider Specified Amount Charge)]
= [(0.80) x ($80.00)] + [(0.20) x ($0.00)]
= [($64.00)] + [($0.00)]
= $64.00 deducted monthly from Cash Value.
Note that the table above only illustrates the Specified Amount charges for the first five Policy Years. These charges will continue to be assessed beyond the first five Policy Years.
Cost of Insurance Charge based on Issue Age of 45: Deducted Monthly from Cash Value for Policies with a Policy Date on or after January 1, 2023*
Policy Year	Base Cost of Insurance	Rider Cost of Insurance	80%/20% Charge Blend
1	0.02667	0.00958	0.02325
2	0.05983	0.02156	0.05218
3	0.10216	0.03695	0.08912
4	0.15832	0.05742	0.13814
5	0.23601	0.08591	0.20599
* Cost of Insurance charge rates change each policy year based on the increasing age of the Insured.
Using the charges in the table above and the assumptions in the example listed above, here is how the Cost of Insurance Charge is calculated for policies with a Policy Date on or after January 1, 2023:
Cost of Insurance Charge
= [(Base Policy Specified Amount Allocation) x (Base Policy Cost of Insurance Charge)] +
 [(Rider Specified Amount Allocation) x (Rider Cost of Insurance Charge)]
= [(0.80) x (0.10216)] + [(0.20) x (0.03695)]
= [(0.08173)] + [(0.00739)]
= 0.08912 per $1,000 of Net Amount At Risk.
Note that the table above only illustrates the Cost of Insurance charges for the first five Policy Years. These charges will continue to be assessed beyond the first five Policy Years.

Cost of Insurance Charge based on Issue Age of 45: Deducted Monthly from Cash Value for Policies with a Policy Date prior to January 1, 2023*
Policy Year	Base Cost of Insurance	Rider Cost of Insurance	80%/20% Charge Blend
1	0.02435	0.01997	0.02347
2	0.05673	0.04009	0.05340
3	0.09548	0.07100	0.09058
4	0.14255	0.10607	0.13525
5	0.20091	0.14958	0.19064
* Cost of Insurance charge rates change each policy year based on the increasing age of the Insured.
Using the charges in the table above and the assumptions in the example listed above, here is how the Cost of Insurance Charge is calculated for policies with a Policy Date prior to January 1, 2023.
Cost of Insurance Charge
= [(Base Policy Specified Amount Allocation) x (Base Policy Cost of Insurance Charge)] +
 [(Rider Specified Amount Allocation) x (Rider Cost of Insurance Charge)]
= [(0.80) x (0.09548)] + [(0.20) x (0.071)]
= [(0.076384)] + [(0.0142)]
= 0.09058 per $1,000 of Net Amount At Risk.
Note that the table above only illustrates the Cost of Insurance charges for the first five Policy Years. These charges will continue to be assessed beyond the first five Policy Years.

Appendix E: Reduction to the Variable Sub-Account Asset Charge
If applied, the reductions will be substantially equal to the amount of payments Nationwide expects to receive from the underlying mutual funds for allocation to certain Sub-Accounts. The following table lists the reduction to the Variable Account Asset Charge that Nationwide may apply.
Mutual Fund	Current Variable Account Asset Charge Reduction
AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Discovery Value Portfolio: Class A (formerly, AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Small/Mid Cap Value Portfolio: Class A)	0.35%
AllianceBernstein Variable Products Series Fund, Inc. - AB VPS International Value Portfolio: Class A	0.35%
AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Relative Value Portfolio: Class A (formerly, AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Growth and Income Portfolio: Class A)	0.35%
Allspring Variable Trust - VT Discovery SMID Cap Growth Fund: Class 2 (formerly, Allspring Variable Trust - VT Discovery Fund: Class 2)	0.35%
Allspring Variable Trust - VT Small Cap Growth Fund: Class 2	0.50%
American Century Variable Portfolios II, Inc. - American Century VP Inflation Protection Fund: Class I	0.15%
American Century Variable Portfolios, Inc. - American Century VP Value Fund: Class I	0.35%
American Funds Insurance Series® - Asset Allocation Fund: Class 2	0.25%
American Funds Insurance Series® - Capital World Bond Fund: Class 2	0.25%
American Funds Insurance Series® - Global Small Capitalization Fund: Class 2	0.25%
American Funds Insurance Series® - Growth Fund: Class 2	0.25%
American Funds Insurance Series® - Growth-Income Fund: Class 2	0.25%
American Funds Insurance Series® - International Fund: Class 2	0.25%
American Funds Insurance Series® - New World Fund®: Class 2	0.25%
American Funds Insurance Series® - U.S. Government Securities Fund: Class 2	0.25%
American Funds Insurance Series® - Washington Mutual Investors Fund: Class 2	0.25%
BlackRock Variable Series Funds II, Inc. - BlackRock High Yield V.I. Fund: Class I	0.15%
BlackRock Variable Series Funds, Inc. - BlackRock Global Allocation V.I. Fund: Class II	0.40%
BNY Mellon Investment Portfolios - MidCap Stock Portfolio: Initial Shares	0.38%
BNY Mellon Investment Portfolios - Small Cap Stock Index Portfolio: Service Shares	0.35%
BNY Mellon Stock Index Fund, Inc.: Initial Shares	0.20%
BNY Mellon Variable Investment Fund - Appreciation Portfolio: Initial Shares	0.38%
Calvert Variable Series, Inc. - Calvert VP SRI Mid Cap Portfolio	0.25%
Delaware VIP Trust - Delaware VIP Small Cap Value Series: Service Class	0.50%
DFA Investment Dimensions Group Inc. - VA Equity Allocation Portfolio: Institutional Class	0.00%
DFA Investment Dimensions Group Inc. - VA Global Bond Portfolio	0.00%
DFA Investment Dimensions Group Inc. - VA Global Moderate Allocation Portfolio: Institutional Class	0.00%
DFA Investment Dimensions Group Inc. - VA International Small Portfolio	0.00%
DFA Investment Dimensions Group Inc. - VA International Value Portfolio	0.00%
DFA Investment Dimensions Group Inc. - VA Short-Term Fixed Portfolio	0.00%
DFA Investment Dimensions Group Inc. - VA U.S. Large Value Portfolio	0.00%
DFA Investment Dimensions Group Inc. - VA U.S. Targeted Value Portfolio	0.00%
DFA Investment Dimensions Group Inc. - VIT Inflation-Protected Securities Portfolio: Institutional Class	0.00%
Eaton Vance Variable Trust - Eaton Vance VT Floating-Rate Income Fund: Initial Class	0.50%
Federated Hermes Insurance Series - Federated Hermes Fund for U.S. Government Securities II	0.25%
Fidelity Variable Insurance Products - Emerging Markets Portfolio: Service Class	0.30%
Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2015 Portfolio: Service Class	0.30%
Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2020 Portfolio: Service Class	0.30%
Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2025 Portfolio: Service Class	0.30%
Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2030 Portfolio: Service Class	0.30%
Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2035 Portfolio: Service Class	0.30%
Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2040 Portfolio: Service Class	0.30%
Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2045 Portfolio: Service Class	0.30%
Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2050 Portfolio: Service Class	0.30%
Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2055 Portfolio: Service Class	0.30%
Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2060 Portfolio: Service Class	0.30%

Mutual Fund	Current Variable Account Asset Charge Reduction
Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2065 Portfolio: Service Class	0.30%
Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Income Fund Portfolio: Service Class	0.30%
Fidelity Variable Insurance Products Fund - VIP Bond Index Portfolio: Service Class	0.15%
Fidelity Variable Insurance Products Fund - VIP Contrafund® Portfolio: Service Class	0.30%
Fidelity Variable Insurance Products Fund - VIP Equity-Income Portfolio: Service Class	0.30%
Fidelity Variable Insurance Products Fund - VIP Extended Market Index Portfolio: Service Class	0.15%
Fidelity Variable Insurance Products Fund - VIP Floating Rate High Income Portfolio: Initial Class	0.10%
Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Service Class	0.30%
Fidelity Variable Insurance Products Fund - VIP Index 500 Portfolio: Initial Class	0.05%
Fidelity Variable Insurance Products Fund - VIP International Index Portfolio: Service Class	0.15%
Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond Portfolio: Service Class	0.30%
Fidelity Variable Insurance Products Fund - VIP Real Estate Portfolio: Service Class	0.30%
Fidelity Variable Insurance Products Fund - VIP Total Market Index Portfolio: Service Class	0.15%
Fidelity Variable Insurance Products Fund - VIP Value Strategies Portfolio: Service Class	0.30%
Franklin Templeton Variable Insurance Products Trust - Franklin Mutual Global Discovery VIP Fund: Class 2	0.45%
Franklin Templeton Variable Insurance Products Trust - Franklin Small Cap Value VIP Fund: Class 2	0.45%
Franklin Templeton Variable Insurance Products Trust - Templeton Foreign VIP Fund: Class 2	0.45%
Franklin Templeton Variable Insurance Products Trust - Templeton Global Bond VIP Fund: Class 1	0.20%
Goldman Sachs Variable Insurance Trust - Goldman Sachs Small Cap Equity Insights Fund: Institutional Shares	0.25%
Invesco - Invesco V.I. Discovery Mid Cap Growth Fund: Series I	0.25%
Invesco - Invesco V.I. EQV International Equity Fund: Series I Shares	0.35%
Invesco - Invesco V.I. Global Fund: Series I	0.25%
Invesco - Invesco V.I. Growth and Income Fund: Series I Shares	0.35%
Invesco - Invesco V.I. High Yield Fund: Series I Shares	0.35%
Invesco - Invesco V.I. Main Street Fund: Series I	0.25%
Invesco - Invesco V.I. Main Street Small Cap Fund: Series I	0.25%
Invesco Oppenheimer V.I. International Growth Fund: Series I	0.25%
Ivy Variable Insurance Portfolios - Delaware Ivy Growth: Class II	0.50%
Ivy Variable Insurance Portfolios - Delaware Ivy Science and Technology: Class II	0.50%
Janus Aspen Series - Janus Henderson Balanced Portfolio: Service Shares	0.35%
Janus Aspen Series - Janus Henderson Enterprise Portfolio: Service Shares	0.35%
Janus Aspen Series - Janus Henderson Global Technology and Innovation Portfolio: Service Shares	0.35%
Lazard Retirement Series, Inc. - Lazard Retirement Emerging Markets Equity Portfolio: Service Shares	0.50%
Legg Mason Partners Variable Equity Trust - ClearBridge Variable Small Cap Growth Portfolio: Class I	0.25%
Lincoln Variable Insurance Products Trust - LVIP JPMorgan Core Bond Fund: Standard Class	0.25%
Lincoln Variable Insurance Products Trust - LVIP JPMorgan Mid Cap Value Fund: Standard Class	0.35%
Lincoln Variable Insurance Products Trust - LVIP JPMorgan Small Cap Core Fund: Standard Class	0.25%
Lincoln Variable Insurance Products Trust - LVIP JPMorgan U.S. Equity Fund: Standard Class	0.25%
Lord Abbett Series Fund, Inc. - Bond Debenture Portfolio: Class VC	0.50%
Lord Abbett Series Fund, Inc. - Short Duration Income Portfolio: Class VC	0.50%
Lord Abbett Series Fund, Inc. - Total Return Portfolio: Class VC	0.50%
MainStay VP Funds Trust - MainStay VP Floating Rate Portfolio: Initial Class	0.10%
MFS® Variable Insurance Trust - MFS Growth Series: Service Class	0.50%
MFS® Variable Insurance Trust - MFS Mid Cap Growth Series: Service Class	0.50%
MFS® Variable Insurance Trust - MFS New Discovery Series: Service Class	0.50%
MFS® Variable Insurance Trust - MFS Total Return Bond Series: Service Class	0.50%
MFS® Variable Insurance Trust - MFS Value Series: Service Class	0.50%
MFS® Variable Insurance Trust II - MFS Blended Research® Core Equity Portfolio: Service Class	0.50%
MFS® Variable Insurance Trust II - MFS Emerging Markets Equity Portfolio: Initial Class	0.25%
MFS® Variable Insurance Trust II - MFS International Intrinsic Value Portfolio: Service Class	0.50%
MFS® Variable Insurance Trust II - MFS Research International Portfolio: Service Class	0.50%
MFS® Variable Insurance Trust III - MFS Global Real Estate Portfolio: Initial Class	0.25%
MFS® Variable Insurance Trust III - MFS Limited Maturity Portfolio: Initial Class	0.25%
MFS® Variable Insurance Trust III - MFS Mid Cap Value Portfolio: Service Class	0.50%

Mutual Fund	Current Variable Account Asset Charge Reduction
Morgan Stanley Variable Insurance Fund, Inc. - Emerging Markets Debt Portfolio: Class I	0.35%
Morgan Stanley Variable Insurance Fund, Inc. - Global Real Estate Portfolio: Class II	0.50%
Morgan Stanley Variable Insurance Fund, Inc. - Growth Portfolio: Class I	0.35%
Nationwide Variable Insurance Trust - NVIT Allspring Discovery Fund: Class I	0.27%
Nationwide Variable Insurance Trust - NVIT Amundi Multi Sector Bond Fund: Class I	0.35%
Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Aggressive Fund: Class I	0.34%
Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Balanced Fund: Class I	0.32%
Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Capital Appreciation Fund: Class I	0.33%
Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Conservative Fund: Class I	0.29%
Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Moderate Fund: Class I	0.33%
Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Moderately Aggressive Fund: Class I	0.34%
Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Moderately Conservative Fund: Class I	0.31%
Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Equity Income: Class X	0.32%
Nationwide Variable Insurance Trust - NVIT Bond Index Fund: Class I	0.25%
Nationwide Variable Insurance Trust - NVIT Calvert Equity Fund: Class I	0.20%
Nationwide Variable Insurance Trust - NVIT Columbia Overseas Value Fund: Class X	0.21%
Nationwide Variable Insurance Trust - NVIT Government Bond Fund: Class I	0.35%
Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class V	0.35%
Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class I	0.35%
Nationwide Variable Insurance Trust - NVIT International Index Fund: Class I	0.25%
Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class II	0.40%
Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class II	0.40%
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II	0.40%
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class II	0.40%
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class II	0.40%
Nationwide Variable Insurance Trust - NVIT J.P. Morgan MozaicSM Multi-Asset Fund: Class Y	0.00%
Nationwide Variable Insurance Trust - NVIT J.P. Morgan U.S. Equity Fund: Class Y	0.00%
Nationwide Variable Insurance Trust - NVIT Jacobs Levy Large Cap Growth Fund: Class I	0.35%
Nationwide Variable Insurance Trust - NVIT Loomis Short Term Bond Fund: Class I	0.25%
Nationwide Variable Insurance Trust - NVIT Mid Cap Index Fund: Class I	0.25%
Nationwide Variable Insurance Trust - NVIT Multi-Manager Mid Cap Value Fund: Class I	0.35%
Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Growth Fund: Class I	0.35%
Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Value Fund: Class I	0.35%
Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Company Fund: Class I	0.35%
Nationwide Variable Insurance Trust - NVIT NS Partners International Focused Growth Fund: Class I	0.35%
Nationwide Variable Insurance Trust - NVIT Real Estate Fund: Class I	0.25%
Nationwide Variable Insurance Trust - NVIT Small Cap Index Fund: Class Y	0.10%
PIMCO Variable Insurance Trust - All Asset Portfolio: Administrative Class	0.35%
PIMCO Variable Insurance Trust - Global Bond Opportunities Portfolio (Unhedged): Administrative Class	0.35%
PIMCO Variable Insurance Trust - High Yield Portfolio: Administrative Class	0.35%
PIMCO Variable Insurance Trust - Income Portfolio: Institutional Class	0.20%
PIMCO Variable Insurance Trust - International Bond Portfolio (U.S. Dollar-Hedged): Administrative Class	0.35%
PIMCO Variable Insurance Trust - Long-Term U.S. Government Portfolio: Administrative Class	0.35%
PIMCO Variable Insurance Trust - Low Duration Portfolio: Administrative Class	0.35%
PIMCO Variable Insurance Trust - Real Return Portfolio: Administrative Class	0.35%
PIMCO Variable Insurance Trust - Short-Term Portfolio: Administrative Class	0.35%
PIMCO Variable Insurance Trust - Total Return Portfolio: Administrative Class	0.35%
Schwab Annuity Portfolios - Schwab® S&P 500 Index Portfolio	0.00%
T. Rowe Price Equity Series, Inc. - T. Rowe Price All-Cap Opportunities Portfolio	0.25%
T. Rowe Price Equity Series, Inc. - T. Rowe Price Blue Chip Growth Portfolio	0.25%
T. Rowe Price Equity Series, Inc. - T. Rowe Price Equity Income Portfolio: II	0.50%
T. Rowe Price Equity Series, Inc. - T. Rowe Price Mid-Cap Growth Portfolio	0.25%
T. Rowe Price Equity Series, Inc. - T. Rowe Price Moderate Allocation Portfolio	0.25%
VanEck VIP Trust - VanEck VIP Global Resources Fund: Initial Class	0.35%

Mutual Fund	Current Variable Account Asset Charge Reduction
Vanguard Variable Insurance Fund - Balanced Portfolio	0.00%
Vanguard Variable Insurance Fund - Capital Growth Portfolio	0.00%
Vanguard Variable Insurance Fund - Diversified Value Portfolio	0.00%
Vanguard Variable Insurance Fund - Equity Income Portfolio	0.00%
Vanguard Variable Insurance Fund - Equity Index Portfolio	0.00%
Vanguard Variable Insurance Fund - Global Bond Index Portfolio	0.00%
Vanguard Variable Insurance Fund - Growth Portfolio	0.00%
Vanguard Variable Insurance Fund - High Yield Bond Portfolio	0.00%
Vanguard Variable Insurance Fund - International Portfolio	0.00%
Vanguard Variable Insurance Fund - Mid-Cap Index Portfolio	0.00%
Vanguard Variable Insurance Fund - Real Estate Index Portfolio	0.00%
Vanguard Variable Insurance Fund - Short-Term Investment-Grade Portfolio	0.00%
Vanguard Variable Insurance Fund - Small Company Growth Portfolio	0.00%
Vanguard Variable Insurance Fund - Total Bond Market Index Portfolio	0.00%
Vanguard Variable Insurance Fund - Total International Stock Market Index Portfolio	0.00%
Vanguard Variable Insurance Fund - Total Stock Market Index Portfolio	0.00%
Virtus Variable Insurance Trust - Virtus Duff & Phelps Real Estate Securities Series: Class I	0.25%

Outside back cover page
The Statement of Additional Information contains additional information about the Variable Account. To obtain a free copy of the Statement of Additional Information, request other information about the policy, request personalized illustrations of Death Benefits, Cash Surrender Values, and Cash Values, or to make any other service requests, contact Nationwide at 1-877-351-8808 or by one of the other methods described in Contacting the Service Center.
The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this prospectus. The SAI is also available at https://nationwide.onlineprospectus.net/NW/C000211469NW/index.php?ctype=product_sai. This prospectus is available at https://nationwide.onlineprospectus.net/NW/C000211469NW/index.php?ctype=product_prospectus.
Reports and other information about the Variable Account are available on the SEC’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
SEC Contract Identifier: C000211469

Nationwide Innovator Corporate VUL®
STATEMENT OF ADDITIONAL INFORMATION
May 1, 2023
Flexible Premium Adjustable Variable Universal Life Insurance Policies
Nationwide VLI Separate Account-4
(Registrant)
Nationwide Life Insurance Company
(Depositor)
Service Center
Nationwide Business Solutions Group
P.O. Box 182568
Columbus, OH 43218-2568
Telephone: 1-877-351-8808
TDD: 1-800-238-3035
Facsimile: 1-888-677-7393
This Statement of Additional Information ("SAI") contains additional information regarding Flexible Premium Adjustable Variable Universal Life Insurance Policies offered by Nationwide Life Insurance Company ("Nationwide"). This SAI is not a prospectus and should be read together with the policy prospectus dated May 1, 2023 and the prospectuses for the mutual funds. The prospectus is incorporated by reference in this SAI. Copies may be obtained FREE OF CHARGE by writing or calling the Service Center. Capitalized terms in this SAI correspond to terms defined in the prospectus.

General Information and History
Nationwide VLI Separate Account-4 (the "Variable Account") is a separate investment account of Nationwide Life Insurance Company ("Nationwide"). Nationwide is a stock life insurance company organized under the laws of the State of Ohio in March of 1929 with its Home Office at One Nationwide Plaza, Columbus, Ohio 43215. Nationwide provides life insurance, annuities and retirement products. Nationwide is admitted to do business in all states, the District of Columbia, Guam, the U.S. Virgin Islands, and Puerto Rico. Nationwide is a member of the Nationwide group of companies and all of its common stock is owned by Nationwide Financial Services, Inc. ("NFS"), a holding company. Nationwide Corporation owns all of NFS's common stock and is a holding company, as well. All of Nationwide Corporation's common stock is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), the ultimate controlling persons of the Nationwide group of companies.
Nationwide VLI Separate Account-4
Nationwide VLI Separate Account-4 is a separate account that invests in mutual funds offered and sold to insurance companies and certain retirement plans. Nationwide established the Variable Account on December 3, 1987 pursuant to Ohio law. Although the Variable Account is registered with the SEC as a unit investment trust pursuant to the Investment Company Act of 1940, the SEC does not supervise the management of Nationwide or the management of the Variable Account. Nationwide serves as the custodian of the assets of the Variable Account.
Nationwide Investment Services Corporation (NISC)
The policies are distributed by NISC, located at One Nationwide Plaza, Columbus, Ohio 43215, a wholly owned subsidiary of Nationwide. For policies issued in Michigan, all references to NISC will mean Nationwide Investment Svcs. Corporation. NISC was organized as an Oklahoma corporation in 1981.
The policies will be sold on a continuous basis by licensed insurance agents in those states where the policies may lawfully be sold. Agents are registered representatives of broker dealers registered under the Securities Exchange Act of 1934 who are member firms of the Financial Industry Regulatory Authority (FINRA).
Nationwide paid no underwriting commissions to NISC for each of the Variable Account’s last three fiscal years.
Services
Nationwide or its affiliates provide services and incur expenses in promoting, marketing, or administrative services to the underlying funds. Nationwide or its affiliates have entered into agreements with the investment advisor and/or distributor for the underlying funds relating to the services Nationwide or its affiliates provide. For these services, some funds agree to pay mutual fund service fee payments based on the average aggregate net assets of the Variable Account (and other separate accounts of Nationwide or life insurance company subsidiaries of Nationwide) invested in the particular underlying fund.
These anticipated mutual fund service fee payments were not taken into consideration when determining the expenses necessary to support the policies. Specifically, these policies were designed so that the Variable Account Asset Charge is reduced by an amount substantially equal to the mutual fund service fee payments Nationwide expects to receive from certain underlying funds for services Nationwide provides to them. Generally, Nationwide expects to receive somewhere between 0.00% to 0.50% (an annualized rate of the daily net assets of the Variable Account) from the funds offered in the policies. What is actually received depends upon many factors, including but not limited to the type of fund (i.e., money market funds generally pay less mutual fund service fee payments than other fund types) and the types of services for which an underlying fund, or its distributor or advisor, pays mutual fund service fee payments.
Distribution, Promotional, and Sales Expenses
In addition to or partially in lieu of commission, Nationwide may pay the selling firms a marketing allowance, which is based on the firm's ability and demonstrated willingness to promote and market Nationwide's products. How any marketing allowance is spent is determined by the firm, but generally will be used to finance firm activities that may contribute to the promotion and marketing of Nationwide's products. Nationwide makes certain assumptions about the amount of marketing allowance it will pay and takes these assumptions into consideration when it determines the charges that will be assessed under the policies. Nationwide assumed 0.00% of the Commissionable Target Premium for marketing allowance when determining the charges for the policies. The actual amount of the marketing allowance may be
2

higher or lower than this assumption. If the actual amount of marketing allowance paid is more than what was assumed, Nationwide will fund the difference. If the actual amount of marketing allowance paid is less than what was assumed, Nationwide may use the excess to pay other sales expenses, non-sales expenses, and/or profit. For more information about marketing allowance or how a particular selling firm uses marketing allowances, consult with your registered representative.
Commissionable Target Premium (CTP) is an amount used in the calculation of the Premium Load and total compensation Nationwide pays. CTP is actuarially derived based on the Base Policy Specified Amount, the Insured’s characteristics and the death benefit option of the policy.
Financial Statements
The December 31, 2022 financial statements of the Variable Account and the December 31, 2022 financial statements of the Company are incorporated into this SAI by reference to the Variable Account’s most recent Form N-VPFS ("Form N-VPFS") filed with the SEC.
Independent Registered Public Accounting Firm
The financial statements of Nationwide VLI Separate Account-4 and the statutory financial statements and financial statement schedules of Nationwide Life Insurance Company have been incorporated by reference herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, and upon the authority of said firm as experts in accounting and auditing.
The KPMG LLP report dated March 17, 2023 of Nationwide Life Insurance Company includes explanatory language that states that the financial statements are prepared by Nationwide Life Insurance Company using statutory accounting practices prescribed or permitted by the Ohio Department of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report states that the financial statements are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in accordance with statutory accounting practices prescribed or permitted by the Ohio Department of Insurance.
Underwriting Procedure
Nationwide underwrites the policies issued through Nationwide VLI Separate Account-4. The policy's cost of insurance depends upon the Insured's Issue Age, underwriting class, and the length of time the policy has been In Force. The rates will vary depending upon tobacco use and other risk factors. Monthly cost of insurance rates will not exceed those guaranteed in the policy.
Guaranteed cost of insurance rates for base policy coverage and coverage pursuant to the Additional Term Insurance Rider on both a non-medical and medical basis are based on (i) the 2001 Commissioners' Standard Ordinary 80% Male Mortality Table, (ii) Attained Age, (iii) Substandard Ratings, and (iv) tobacco distinct status. Guaranteed cost of insurance rates for base policy coverage and coverage pursuant to the Additional Term Insurance Rider on substandard risks will equal the guaranteed cost of insurance rates for standard risks times a percentage greater than 100%.
The underwriting class of an Insured may affect the cost of insurance rate. There are three underwriting classes into which Insureds are placed, depending on the Insureds' mortality characteristics: Guaranteed Issue, Simplified Issue, and Regular Issue. The rating class is determined using questionnaires, medical records, and physical exams, depending on the amount of insurance and the attributes of the Insured. Nationwide may underwrite using short-form questionnaires or abbreviated medical evaluations.
Illustrations
Nationwide will provide illustrations of future benefits under the policy before the policy is purchased and upon request thereafter. Nationwide may assess a $25 fee for this service to persons who request more than ten policy illustrations in any twelve month period.
Note: The policy owner selects the Premium amount and frequency shown in the policy illustration to show Nationwide how much Premium the policy owner intends to pay and when. Illustrated Premium and hypothetical rates of return are not guaranteed. Investment Experience varies over time, is rarely the same year-over-year, and may be negative. Because the policy is a variable universal life insurance policy with the potential for unfavorable Investment Experience, including
3

extended periods of significant stock market decline, additional Premium may be required to meet a policy owner's goals and/or to prevent the policy from Lapsing. Generally, variable universal life insurance is considered a long-term investment. Policy owners should weigh the investment risk and costs associated with the policy against their objectives, time horizon, risk tolerance, and ability to pay additional Premium if necessary.
4

PART C. OTHER INFORMATION
Item 30. Exhibits
a)
Resolution of the Depositor’s Board of Directors authorizing the establishment of the Registrant – Filed previously with initial registration statement (333-31725) on July 21, 1997, and hereby incorporated by reference.
b)
Not Applicable
c)
Amended and Restated Distribution Agreement dated November 1, 2022 between Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company, Jefferson National Life Insurance Company, and Nationwide Investment Services Corporation – Filed previously with Post-Effective Amendment No. 29 on November 1, 2022 (333-124048) and hereby incorporated by reference.
d)
Contracts - Form of Contract – Filed previously with registration statement (333-229640) on August 20, 2019 as document d771746dex9926d.htm.
e)
Applications – Form of the Contract Application – Filed previously with registration statement (333-229640) on August 20, 2019 as document d771746dex9926e.htm.
f)
Depositor’s Certificate of Incorporation and By-Laws –
1)
Amended Articles of Incorporation for Nationwide Life Insurance Company. Filed previously with initial registration statement (333-164119) on January 4, 2010 as document "exhibitf1.htm" and hereby incorporated by reference.
2)
Amended and Restated Code of Regulations of Nationwide Life Insurance Company. Filed previously with initial registration statement (333-164119) on January 4, 2010 as document "exhibitf2.htm" and hereby incorporated by reference.
3)
Articles of Merger of Nationwide Life Insurance Company of America with and into Nationwide Life Insurance Company, effective December 31, 2009. Filed previously with initial registration statement (333-164119) on January 4, 2010 as document "exhibitf3.htm" and hereby incorporated by reference.
g)
Form of Reinsurance Contracts –
1)
Automatic and Facultative YRT Reinsurance Agreement with Munich American Reinsurance Company dated October 1, 2018, previously filed on August 20, 2019 with registration statement (333-229640), Pre-effective Amendment No. 1, as Exhibit 99.26(G) and hereby incorporated by reference.
2)
Reinsurance Agreement with Hannover Life Reassurance Company of America dated October 1, 2008, previously filed on April 12, 2011 with registration statement (333-149295), as Exhibit (g)(5) and hereby incorporated by reference.
3)
Automatic and Facultative YRT Reinsurance Agreement #I414848US-12 with Swiss Re Life & Health America, Inc., dated November 1, 2011, previously filed on April 20, 2021 with registration statement (333-43671) as Ex-99.(G)(3) and incorporated herein by reference.
4)
Automatic and Facultative YRT Reinsurance Agreement #I414849US-12 with Swiss Re Life & Health America, Inc., dated November 1, 2011, previously filed on April 20, 2021 with registration statement (333-43671) as Ex-99 (G)(4) and incorporated herein by reference.
h)
Form of Participation Agreements –
The following fund participation agreements were previously filed and are hereby incorporated by reference.
1)
Fund Participation Agreement with AIM Variable Insurance Funds, AIM Advisors, Inc., and AIM Distributors dated January 6, 2003 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document aimfpa99h1.htm
2)
Fund Participation Agreement (Amended and Restated) with Alliance Capital Management L.P. and Alliance-Bernstein Investment Research and Management, Inc. dated June 1, 2003 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document alliancebernsteinfpa.htm
3)
Amended and Restated Fund Participation and Shareholder Services Agreement with American Century Investment Services, Inc., as amended, dated September 15, 2004 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document amcentfpa99h2.htm

4)
Fund Participation Agreement with American Funds Insurance Series and Capital Research and Management Company. dated July 20, 2005 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document americanfundsfpa.htm
5)
Fund Participation Agreement with BlackRock (formerly FAM Distributors, Inc. and FAM Variable Series Funds, Inc.), as amended, dated April 13, 2004 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document blackrockfpa.htm
6)
Participation Agreement with Calvert Asset Management Company Inc., and Calvert Distributor, Inc. dated September 5, 2002 with the registration statement under 333-104339, post-effective amendment number 6 filed on April 24, 2008 as document calvertfpa.htm
7)
Fund Participation Agreement with Davis Variable Account Fund and Davis Distributors, LLC. dated August 7, 2007 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document davisfpa.htm
8)
Fund Participation Agreement with Delaware Management Company and Delaware Distributors, L.P., as amended, dated February 5, 2008 with the registration statement under 333-43671, post-effective amendment number 43 filed on April 12, 2011 as document delawarefpa.htm
9)
Fund Participation Agreement with DFA Investment Dimensions Group Inc.; Dimensional Fund Advisors LP; and DFA Securities LLC. dated February 8, 2012 with the registration statement under 333-149213, post-effective amendment number 7 filed on April 11, 2012 as document dfafpa.htm
10)
Restated and Amended Fund Participation Agreement with The Dreyfus Corporation, as amended, dated January 27, 2000 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document dreyfusfpa99h3.htm
11)
Fund Participation Agreement with BT Insurance Funds Trust and Bankers Trust Company dated January 1, 1999 with the registration statement under 333-43671, post-effective amendment number 43 filed on April 12, 2011 as document dwsfpa.htm
12)
Fund Participation Agreement with DWS Variable Series I and DWS Variable Series II (formerly Scudder Variable Series I, Scudder Variable Series II), Deutsche Investment Management Americas, Inc. and DWS Investments Distributors, Inc. (formerly DWS Scudder Distributors, Inc.) dated July 1, 2004 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document dwsfpa.htm
13)
Fund Participation Agreement with Eaton Vance Variable Trust and Eaton Vance Distributors, Inc. dated March 24, 2011 with the registration statement under 333-43671, post-effective amendment number 43 filed on April 12, 2011 as document eatonvancefpa.htm
14)
Fund Participation Agreement with Federated Insurance Series and Federated Securities Corp., as amended, dated April 1, 2006 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document fedfpa99h4.htm
15)
Fund Participation Agreement with Fidelity Variable Insurance Products Fund, as amended, including Fidelity Variable Insurance Products Fund IV and Fidelity Variable Insurance Products Fund V. dated May 1, 1988 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document fidifpa99h5.htm
16)
Fund Participation Agreement with Fidelity Variable Insurance Products Fund II dated, as amended, including Fidelity Variable Insurance Products Fund IV and Fidelity Variable Insurance Products Fund V. dated July 15, 1989 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document fidiifpa99h6.htm
17)
Fund Participation Agreement with Fidelity Variable Insurance Products Fund III dated, as amended, including Fidelity Variable Insurance Products Fund IV and Fidelity Variable Insurance Products Fund V. dated November 22, 1994 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document fidiiifpa99h7.htm
18)
Amended and Restated Fund Participation Agreement with Franklin Templeton Variable Insurance Products Trust and Franklin/Templeton Distributors, Inc., as amended, dated May 1, 2003 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document frankfpa99h8.htm

19)
Fund Participation Agreement with Goldman Sachs Variable Insurance Trust, and Goldman Sachs & Co. dated December 22, 1998 with the registration statement under 333-43671, post-effective amendment number 43 filed on April 12, 2011 as document goldmansachsfpa.htm
20)
Fund Participation Agreement with J.P. Morgan Series Trust II dated February 18, 2003 with the registration statement under 333-59517, post-effective amendment number 42 filed on April 30, 2008 as document jpmorganfpa.htm
21)
Fund Participation Agreement, Service and Institutional Shares, with Janus Aspen Series dated December 31, 1999 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document janusfpa99h9a.htm
22)
Fund Participation Agreement with Lazard Retirement Series, Inc., and Lazard Asset Management Securities LLC dated April 13, 2009 with the registration statement under 333-43671, post-effective amendment number 43 filed on April 12, 2011 as document lazardfpa.htm
23)
Fund Participation Agreement with Legg Mason Investor Services, LLC (formerly, Salomon Brothers Variable Series Funds Inc., Salomon Brothers Asset Management Inc.), as amended, dated September, 1999 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document leggmasonfpa.htm
24)
Fund Participation Agreement with Lincoln Variable Insurance Products Trust, Lincoln Financial Distributors, Inc., and Lincoln Investment Advisors Corporation. dated June 5, 2007 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document lincolnfpa.htm
25)
Fund Participation Agreement with Lord Abbett Series Fund, Inc. and Lord Abbett Distributor LLC, as amended, dated December 31, 2002 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document lordabbettfpa.htm
26)
Participation Agreement Among MFS Variable Insurance Trust, MFS Variable Insurance Trust II, Nationwide Financial Services, Inc., and MFS Fund Distributors, Inc., dated May 2, 2011 with the registration statement under 333-227783, post-effective amendment number 3 filed on September 9, 2019 as document d737458dex9924b24.htm
27)
Fund Participation Agreement with Nationwide Variable Insurance Trust (formerly, Gartmore Variable Insurance Trust), American Funds Insurance Series, and Capital Research and Management Company dated May 1, 2007 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document nwfpa99h12b.htm
28)
Fund Participation Agreement with Neuberger Berman Management Inc. dated January 1, 2006 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document neuberfpa99h13.htm
29)
Fund Participation Agreement with Northern Lights Variable Trust and Northern Lights Distributors, LLC. dated February 8, 2012 with the registration statement under 333-62692, post-effective amendment number 28 filed on June 11, 2012 as document northernlightsfpa.htm
30)
Fund Participation Agreement with Oppenheimer Variable Account Funds and Oppenheimer Funds, Inc. dated April 13, 2007 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document oppenfpa99h14.htm
31)
Fund Participation Agreement with PIMCO Variable Insurance Trust and PIMCO Funds Distributors, LLC, as amended, dated March 28, 2002 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document pimcofpa.htm
32)
Fund Participation Agreement with Pioneer Variable Contracts Trust, Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc., as amended, dated September 27, 2002 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document pioneerfpa.htm
33)
Fund Participation Agreement with Putnam Variable Trust and Putnam Retail Management, L.P. dated February 1, 2002 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document putnamfpa.htm

34)
Fund Participation Agreement with Royce & Associates, Inc., as amended, dated February 14, 2002 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document roycefpa.htm
35)
Fund Participation Agreement with Rydex Variable Trust & Rydex Distributors, Inc. dated September 10, 2001 with the registration statement under 333-62692, post-effective amendment number 20 filed on April 18, 2008 as document rydexfundpartagreement.htm
36)
Fund Participation Agreement with T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., T. Rowe Price Fixed Income Series, Inc., and T. Rowe Price Investment Services, Inc., as amended, dated October 1, 2002 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document trowefpa99h15.htm
37)
Fund Participation Agreement with The Universal Institutional Funds, Inc., Morgan Stanley & Co. Incorporated, and Morgan Stanley Investment Management, Inc., as amended, dated February 1, 2002 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document univfpa99h16.htm
38)
Fund Participation Agreement with Van Eck Investment Trust, Van Eck Associates Corporation, and Van Eck Securities Corporation, as amended, dated September 1, 1989 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document vaneckfpa.htm
39)
Fund Participation Agreement with Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation. dated February 28, 2008 with the registration statement under 333-43671, post-effective amendment number 43 filed on April 12, 2011 as document vanguardfpa.htm
40)
Fund Participation Agreement with Waddell & Reed Services Company and Waddell & Reed, Inc, as amended, dated December 1, 2000 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document waddellreedfpa.htm
41)
Fund Participation Agreement with Wells Fargo Management, LLC, and Stephens, Inc., as amended, dated November 15, 2004 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document wellsfargofpa.htm
42)
Fund Participation Agreement with Nationwide Variable Insurance Trust (formerly Gartmore Variable Insurance Trust, as amended. dated May 2, 2005 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document nwfpa99h12a.htm
43)
Fund Participation Agreement with Virtus Variable Insurance Trust and VP Distributors, LLC, dated October 1, 2018 with the registration statement under 333-215169, post-effective amendment number 5 filed on April 18, 2019 as document d674921dex9926h32.htm
44)
Fund Participation Agreement with Schwab Annuities Portfolio and Charles Schwab & Co., Inc. dated January 1, 2019 with the registration statement under 333-229640, pre-effective amendment number 1 filed on August 20, 2019 as document d771746dex9926h44.htm
i)
Form of Administrative Contracts –
The following administrative contracts were previously filed and are hereby incorporated by reference.
1)
Administrative Services Agreement with AIM Advisors, Inc. dated July 1, 2005 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document aimasa99i1a.htm
2)
Financial Support Agreement with AIM Distributors, Inc. dated July 1, 2005 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document aimasa99i1b.htm
3)
Administrative Services Agreement with Alliance Fund Distributors, Inc. dated June 3, 2003 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document alliancebersteinasa.htm
4)
Amended and Restated Fund Participation and Shareholder Services Agreement with American Century Investment Services, Inc., as amended, dated September 15, 2004 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document amcentasa99i2.htm

5)
Business Agreement with American Funds Distributors, Inc. and Capital Research and Management Company. dated July 20, 2005 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document americanfundsasa.htm
6)
Administrative Services Agreement with BlackRock (formerly FAM Distributors, Inc., and Merrill Lynch Variable Series Funds, Inc.), as amended, dated April 13, 2004 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document blackrockasa.htm
7)
Administrative Services Agreement with Calvert Asset Management Company, Inc., and Calvert Distributors, Inc. dated September 5, 2002 with the registration statement under 333-43671, post-effective amendment number 43 filed on April 12, 2011 as document calvertvariableasa.htm
8)
Administrative Service Agreement with Davis Distributors, LLC. dated August 7, 2007 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document davisasa.htm
9)
Administrative Services Agreement with Delaware Distributors, L.P., as amended, dated February 5, 2008 with the registration statement under 333-43671, post-effective amendment number 43 filed on April 12, 2011 as document delawareasa.htm
10)
Fund Participation Agreement with DFA Investment Dimensions Group Inc.; Dimensional Fund Advisors LP; and DFA Securities LLC. dated February 8, 2012 with the registration statement under 333-149213, post-effective amendment number 7 filed on April 11, 2012 as document dfafpa.htm
11)
Restated Administrative Services Agreement with The Dreyfus Corporation, as amended, and 12b-1 letter agreement dated, as amended, dated June 1, 2003 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document dreyfusasa99i3.htm
12)
Administrative Services Agreement with Bankers Trust Company dated January 1, 1999 with the registration statement under 333-43671, post-effective amendment number 43 filed on April 12, 2011 as document dwsasa.htm
13)
Fund Participation Agreement with DWS Variable Series I and DWS Variable Series II (formerly Scudder Variable Series I, Scudder Variable Series II), Deutsche Investment Management Americas, Inc. and DWS Investments Distributors, Inc. (formerly DWS Scudder Distributors, Inc.) dated July 1, 2004 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document dwsfpa.htm
14)
Fund Participation Agreement with Eaton Vance Variable Trust dated March 24, 2011 with the registration statement under 333-43671, post-effective amendment number 43 filed on April 12, 2011 as document eatonvanceasa.htm
15)
Dealer Agreement with Federated Securities Corp. dated October 26, 2006 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document fedasa99i4a.htm
16)
Fund Participation Agreement with Federated Insurance Series and Federated Securities Corp., as amended dated April 1, 2006 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document fedasa99i4b.htm
17)
Administrative Service Agreement with Fidelity Investments Institutional Operations Company, Inc., as amended dated April 1, 2002 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document fidiiiasa99i5a.htm
18)
Service Contract, with Fidelity Distributors Corporation, as amended dated April 1, 2002 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document fidiiiasa99i5b.htm
19)
Administrative Services Agreement with Franklin Templeton Services, LLC, as amended dated May 1, 2003 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document frankasa99i6.htm
20)
Agreement with Goldman, Sachs & Co. dated January 6, 1999 with the registration statement under 333-43671, post-effective amendment number 43 filed on April 12, 2011 as document goldmansachsasa.htm

21)
Distribution and Shareholder Services Agreement with Janus Distributors, Inc. dated December 31, 1999 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document janusasa99i7.htm
22)
Administrative Services Agreement with Lazard Retirement Series, Inc. dated April 13, 2009 with the registration statement under 333-43671, post-effective amendment number 43 filed on April 12, 2011 as document lazardasa.htm
23)
Administrative Services Agreement with Legg Mason Partners Variable Portfolios I, Inc. (formerly Salomon Brothers Asset Management Inc.), as amended, dated September, 1999 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document leggmasonasa.htm
24)
Administrative Services Agreement with Lincoln Investment Advisors Corporation. dated June 5, 2007 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document lincolnasaa.htm
25)
Distribution Services Agreement between Nationwide Investment Services Corporation (general distributor) and Lincoln Financial Distributors, Inc. dated June 5, 2007 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document linconasab.htm
26)
Administrative Services Agreement with Lord Abbett Series Fund, Inc., as amended dated December 31, 2002 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document lordabbettasa.htm
27)
Letter Agreement between MFS Fund Distributors, Inc. ("MFD") and Nationwide Financial Services, Inc. dated January 30, 2013 with the registration statement under 333-227783, post-effective amendment number 3 filed on September 9, 2019 as document d737458dex9924b39.htm
28)
Fund Participation Agreement with Nationwide Variable Insurance Trust (formerly, Gartmore Variable Insurance Trust), as amended dated May 2, 2005 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document nwasa99i10.htm
29)
Fund Participation Agreement with Nationwide Variable Insurance Trust (formerly, Gartmore Variable Insurance Trust), American Funds Insurance Series, and Capital Research and Management Company dated May 1, 2007 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document nwfpa99h12b.htm
30)
Fund Participation Agreement with Neuberger Berman Management Inc. dated January 1, 2006 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document neuberfpa99h13.htm
31)
Service Agreement with Northern Lights Variable Trust. dated February 8, 2012 with the registration statement under 333-155153, post-effective amendment number 6 filed on April 19, 2013 as document d470080dex99i24.htm
32)
Revenue Sharing Agreement with Oppenheimer Funds, Inc. dated April 17, 2007 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document oppenasa99i12.htm
33)
Administrative Services Agreement with Pacific Investment Management Company LLC, as amended dated March 28, 2002 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document pimcoasaa.htm
34)
Administrative Services Agreement with PIMCO Variable Insurance Trust, as amended dated March 28, 2002 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document pimcoasab.htm
35)
Fund Participation Agreement with Pioneer Variable Contracts Trust, Pioneer Investment Management, Inc. and Pioneer Fund Distributor, Inc., as amended dated September 27, 2002 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document pioneerfpa.htm

36)
Administrative Services Agreement with Putnam Retail Management Limited Partnership, as amended dated August 1, 2006 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document putnamasa.htm
37)
Fund Participation Agreement with Royce & Associates, as amended dated February 14, 2002 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document roycefpa.htm
38)
Fund Participation Agreement with Rydex Variable Trust & Rydex Distributors, Inc. dated September 10, 2001 with the registration statement under 333-62692, post-effective amendment number 20 filed on April 18, 2008 as document rydexfundpartagreement.htm
39)
Administrative Services Letter Agreement with T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc., as amended dated October 1, 2002 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document troweasa99i13.htm
40)
Administrative Services Agreement with Morgan Stanley Distribution, Inc. (The Universal Institutional Funds, Inc.), as amended dated May 5, 2005 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document univasa99i14.htm
41)
Administrative Services Agreement with Van Eck Securities Corporation, as amended dated November 3, 1997 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document vaneckasa.htm
42)
Fund Participation Agreement with Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation. dated February 28, 2008 with the registration statement under 333-43671, post-effective amendment number 43 filed on April 12, 2011 as document vanguardfpa.htm
43)
Administrative Services Agreement with Waddell & Reed, Inc., as amended dated December 1, 2000 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document waddellreedasa.htm
44)
Administrative Services Agreement with Wells Fargo Funds Management, LLC and Stephens, Inc., as amended dated November 15, 2004 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document wellsfargoasa.htm
45)
Fund Participation Agreement with J.P. Morgan Series Trust II dated February 18, 2003 with the registration statement under 333-59517, post-effective amendment number 42 filed on April 30, 2008 as document jpmorganfpa.htm
46)
Administrative Services Agreement with Virtus Variable Insurance Trust and VP Distributors, LLC, dated October 1, 2018 with the registration statement under 333-215169, post-effective amendment number 5 filed on April 18, 2019 as document d674921dex9926i36.htm
47)
Administrative Service Agreement with Charles Schwab & Co., Inc. dated January 1, 2019 with the registration statement under 333-229640, pre-effective amendment number 1 filed on August 20, 2019 as document d771746dex9926i47.htm
j)
Not Applicable.
k)
Opinion of Counsel – Filed previously with initial registration statement (333-229640) on February 13, 2019, as document d705578dex99k.htm and hereby incorporated by reference.
l)
Not Applicable.
m)
Not Applicable.
n)
Consent of Independent Registered Public Accounting Firm – Attached hereto.
o)
Not Applicable.
p)
Not Applicable.
q)
Redeemability Exemption – Filed previously with post-effective amendment number 7 (333-229640) on October 11, 2022, as document "d354400dex99q.htm" and hereby incorporated by reference.
r)
Form of Initial Summary Prospectus – Filed previously with Post-Effective Amendment No. 6 on April 26, 2022 (333-229640) and hereby incorporated by reference.

99)
Power of Attorney – Attached hereto.
Item 31. Directors and Officers of the Depositor
The business address of the Directors and Officers of the Depositor is:
One Nationwide Plaza, Columbus, Ohio 43215

President and Chief Operating Officer and Director	Carter, John L.
Executive Vice President-Chief Human Resources Officer	Clements, Vinita J.
Executive Vice President-Chief Technology Officer	Fowler, James R.
Executive Vice President and Director	Frommeyer, Timothy G.
Executive Vice President-Chief Legal Officer	Howard, Mark S.
Executive Vice President-Chief Marketing Officer	Jones, Ramon
Executive Vice President-Chief Strategy and Corporate Development Officer	Mahaffey, Michael W.
Executive Vice President-Chief Customer Officer	Shore, Amy T.
Senior Vice President-NF Strategic Customer Solutions	Ambrozy, Tina S.
Senior Vice President-Marketing Management - Financial Services	Bair, Ann S.
Senior Vice President-Corporate Controller and Chief Accounting Officer	Benson, James D.
Senior Vice President-Head of Taxation	Biesecker, Pamela A.
Senior Vice President-Marketing Content & Delivery	Boyd, Michael A.
Senior Vice President-Legal – NF	Boyer, John N.
Senior Vice President-Chief Diversity & Talent Acquisition Officer	Bretz, Angela D.
Senior Vice President-Chief Technology Officer - Nationwide Financial	Carrel, Michael W.
Senior Vice President-Chief Investment Officer	Coleman, Joel L.
Senior Vice President-Chief Compliance Officer	Dankovic, Rae Ann
Senior Vice President-Chief Risk Officer	Diem, Klaus K.
Senior Vice President-External Affairs	English, Steven M.
Senior Vice President-Trial Division	Failor, Scott E.
Senior Vice President-Chief Financial Officer - Nationwide Financial and Director	Ginnan, Steven A.
Senior Vice President-Annuity Distribution	Guymon, Rona
Senior Vice President-Retirement Solutions Sales	Hawley, Craig A.
Senior Vice President-Nationwide Annuity and Director	Henderson, Eric S.
Senior Vice President-Corporate Operations & Litigation Legal	Innis-Thompson, Janice
Senior Vice President-Investment Management Group	Jestice, Kevin T.
Senior Vice President-Internal Audit	Jordan, Gregory S.
Senior Vice President-Chief Innovation and Digital Officer	Kandhari, Chetan D.
Senior Vice President-Corporate Development	Klett, Angela C.
Senior Vice President-Chief Technology Officer - Corporate Technology	Kolp, Melanie A.
Senior Vice President and Treasurer	LaPaul, David
Senior Vice President-Chief Information Security Officer	Lukens, Todd
Senior Vice President-Marketing Management - P&C	MacKenzie, Jennifer B.
Senior Vice President-IT Chief Financial Officer, Procurement & BTO	O'Brien, Kevin G.
Senior Vice President-Corporate Solutions	Perez, Juan J.
Senior Vice President-Talent & Organization Effectiveness	Pheister, Erin R.
Senior Vice President-Chief Technology Officer - Technology Strategy, Data & Innovation	Richardson, Michael A.
Senior Vice President-Nationwide Retirement Institute	Rodriguez, Kristi L.
Senior Vice President-Corporate Real Estate	Sherry, Kieran P.
Senior Vice President-Finance & Strategy Legal and Corporate Secretary	Skingle, Denise L.
Senior Vice President-Nationwide Life and Director	Snyder, Holly R.
Senior Vice President-Human Resources - IT & Legal	Sorrell, Gary A.
Senior Vice President-Retirement Solutions	Stevenson, Eric
Senior Vice President-Chief Advanced Analytics Officer	Terry, Shannon
Senior Vice President-Chief Technology Officer - Infrastructure & Operations	Vasudeva, Guruprasad C.
Senior Vice President-Human Resources - NF	Webster, Cynthia S.
Director	Walker, Kirt A.

Item 32. Persons Controlled by or Under Common Control with the Depositor or Registrant
Following is a list of entities directly or indirectly controlled by or under common control with the depositor or registrant. Ownership is indicated through indentation. Unless otherwise indicated, each subsidiary is either wholly-owned or majority-owned by the parent company immediately preceding it. (For example, Nationwide Fund Distributors, LLC is either wholly-owned or majority owned by NFS Distributors, Inc.) Separate accounts that have been established pursuant to board resolution but are not, and have never been, active are omitted.
Company	Jurisdiction of Domicile	Brief Description of Business
Nationwide Financial Services, Inc.	Delaware	The company acts primarily as a holding company for companies within the Nationwide organization that offer or distribute life insurance, long-term savings and retirement products.
NFS Distributors, Inc.	Delaware	The company acts primarily as a holding company for Nationwide Financial Services, Inc. companies.
Nationwide Financial General Agency, Inc.	Pennsylvania	The company is a multi-state licensed insurance agency.
Nationwide Fund Distributors, LLC	Delaware	The company is a limited purpose broker-dealer.
Nationwide Fund Management, LLC	Delaware	The company provides administration, transfer and dividend disbursing agent services to various mutual fund entities.
Nationwide Retirement Solutions, Inc.	Delaware	The company markets and administers deferred compensation plans for public employees.
Nationwide Securities, LLC	Delaware	The company is a general purpose broker-dealer and investment adviser registered with the Securities and Exchange Commission.
Nationwide Trust Company, FSB	Federal
This is a federal savings bank chartered by the Office of
Thrift Supervision in the United States Department of
Treasury to exercise deposit, lending, agency, custody
and fiduciary powers and to engage in activities
permissible for federal savings banks under the Home
Owners’ Loan Act of 1933.

Nationwide Financial Services Capital Trust	Delaware	The trust’s sole purpose is to issue and sell certain securities representing individual beneficial interests in the assets of the trust
525 Cleveland Avenue, LLC	Ohio	This is a limited liability company organized under the laws of the State of Ohio. The company was formed to provide remedial real property cleanup prior to sale.
Nationwide Life Insurance Company [2]	Ohio	The corporation provides individual life insurance, group and health insurance, fixed and variable annuity products and other life insurance products.
Jefferson National Financial Corporation[3]	Delaware
A stock corporation. The corporation is the holding
company of Jefferson National Life Insurance Company,
Jefferson National Life Insurance Company of New York,
and JNF Advisors, Inc., offering annuity products and
services.

Jefferson National Life Insurance Company[2,3]	Texas	The company provides life, health and annuity products.
Jefferson National Life Annuity Company C2,3		A separate account issuing variable annuity products.
Jefferson National Life Annuity Account E2,3		A separate account issuing variable annuity products.
Jefferson National Life Annuity Account F2,3		A separate account issuing variable annuity products.
Jefferson National Life Annuity Account G2,3		A separate account issuing variable annuity products.
Jefferson National Life Insurance Company of New York[2,3]	New York	The company provides variable annuity products.
Jefferson National Life of New York Annuity Account 1[2,3]		A separate account issuing variable annuity products.
MFS Variable Account[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Multi-Flex Variable Account[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-II2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-3[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-4[2,3]	Ohio	A separate account issuing variable annuity contracts.

Company	Jurisdiction of Domicile	Brief Description of Business
Nationwide Variable Account-5[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-6[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-7[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-8[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-9[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-10[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-11[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-12[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-13[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-14[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-15[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Provident VA Separate Account 1[2,3]	Pennsylvania	A separate account issuing variable annuity contracts.
Nationwide VLI Separate Account[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-2[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-3[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-4[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-5[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-6[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-7[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide Provident VLI Separate Account 1[2,3]	Pennsylvania	A separate account issuing variable life insurance policies.
Nationwide Investment Services Corporation[3]	Oklahoma
This is a limited purpose broker-dealer and distributor of
variable annuities and variable life products for
Nationwide Life Insurance Company and Nationwide Life
and Annuity Insurance Company. The company also
provides educational services to retirement plan sponsors
and its participants.

Nationwide Financial Assignment Company[3]	Ohio	The company is an administrator of structured settlements.
Nationwide Investment Advisors, LLC[3]	Ohio	The company provides investment advisory services.
Eagle Captive Reinsurance, LLC[3]	Ohio	The company is engaged in the business of insurance
Nationwide Life and Annuity Insurance Company[2,3]	Ohio	The company engages in underwriting life insurance and granting, purchasing and disposing of annuities.
Nationwide VA Separate Account-A2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide VA Separate Account-B2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide VA Separate Account-C2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide VA Separate Account-D2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide Provident VA Separate Account A2,3	Delaware	A separate account issuing variable annuity contracts.
Nationwide VL Separate Account-C2,3	Ohio	A separate account issuing variable life insurance policies.
Nationwide VL Separate Account-D2,3	Ohio	A separate account issuing variable life insurance policies.
Nationwide VL Separate Account-G2,3	Ohio	A separate account issuing variable life insurance policies.
Nationwide Provident VLI Separate Account A2,3	Delaware	A separate account issuing variable life insurance policies.
Olentangy Reinsurance, LLC[3]	Vermont	The company is a captive life reinsurance company.
Nationwide SBL, LLC	Ohio	The company is a lender offering securities-back lines of credit.

Company	Jurisdiction of Domicile	Brief Description of Business
Registered Investment Advisors Services, Inc.	Texas	The company is a technology company that facilitates third-party money management services for registered investment advisors
Nationwide Fund Advisors[4]	Delaware	The trust acts as a registered investment advisor.
1
This subsidiary/entity is controlled by its immediate parent through contractual association.
2
This subsidiary/entity files separate financial statements.
3
Information for this subsidiary/entity is included in the consolidated financial statements of its immediate parent.
4
This subsidiary/entity is a business trust.
Item 33. Indemnification
Provision is made in Nationwide’s Amended and Restated Code of Regulations and expressly authorized by the General Corporation Law of the State of Ohio, for indemnification by Nationwide of any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that such person is or was a director, officer or employee of Nationwide, against expenses, including attorneys fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, to the extent and under the circumstances permitted by the General Corporation Law of the State of Ohio.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers or persons controlling Nationwide pursuant to the foregoing provisions, Nationwide has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 34. Principal Underwriter
Nationwide Investment Services Corporation ("NISC")
a)
NISC serves as principal underwriter and general distributor for the following separate investment accounts of Nationwide or its affiliates:
Jefferson National Life Annuity Account C	Nationwide Variable Account-14
Jefferson National Life Annuity Account E	Nationwide Variable Account-15
Jefferson National Life Annuity Account F	Nationwide VA Separate Account-A
Jefferson National Life Annuity Account G	Nationwide VA Separate Account-B
Jefferson National Life of New York Annuity Account 1	Nationwide VA Separate Account-C
MFS Variable Account	Nationwide VA Separate Account-D
Multi-Flex Variable Account	Nationwide VLI Separate Account
Nationwide Variable Account	Nationwide VLI Separate Account-2
Nationwide Variable Account-II	Nationwide VLI Separate Account-3
Nationwide Variable Account-3	Nationwide VLI Separate Account-4
Nationwide Variable Account-4	Nationwide VLI Separate Account-5
Nationwide Variable Account-5	Nationwide VLI Separate Account-6
Nationwide Variable Account-6	Nationwide VLI Separate Account-7
Nationwide Variable Account-7	Nationwide VL Separate Account-C
Nationwide Variable Account-8	Nationwide VL Separate Account-D
Nationwide Variable Account-9	Nationwide VL Separate Account-G
Nationwide Variable Account-10	Nationwide Provident VA Separate Account 1
Nationwide Variable Account-11	Nationwide Provident VA Separate Account A
Nationwide Variable Account-12	Nationwide Provident VLI Separate Account 1
Nationwide Variable Account-13	Nationwide Provident VLI Separate Account A

b)
Directors and Officers of NISC:
President and Director	Ambrozy, Tina S.
Senior Vice President-Head of Taxation	Biesecker, Pamela A.
Senior Vice President and Secretary	Skingle, Denise L.
Vice President-Tax	Eppley, Daniel P.
Vice President and Assistant Secretary	Garman, David A.
Vice President-Chief Compliance Officer	Rabenstine, James J.
Vice President-CFO – Life Insurance	Wild, Keith D.
Associate Vice President and Treasurer	Roswell, Ewan T.
Associate Vice President and Assistant Treasurer	Hacker, Hope C.
Associate Vice President and Assistant Treasurer	Reese, John A.
Associate Vice President and Assistant Treasurer	Walker, Tonya G.
Assistant Secretary	Bowman, Heidi
Assistant Secretary	Dokko, David
Assistant Secretary	Hartman, Mark E.
Director	Henderson, Eric S.
Director	Stevenson, Eric
The business address of the Directors and Officers of NISC is:
One Nationwide Plaza, Columbus, Ohio 43215.
c)
Name of Principal Underwriter	Net Underwriting Discounts	Compensation on Redemption	Brokerage Commissions	Other Compensation
Nationwide Investment Services Corporation	N/A	N/A	N/A	N/A
Item 35. Location of Accounts and Records
Steven A. Ginnan
Nationwide Life Insurance Company
One Nationwide Plaza
Columbus, OH 43215
Item 36. Management Services
Not Applicable
Item 37. Fee Representation
Nationwide Life Insurance Company represents that the fees and charges deducted under the contract in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred and risks assumed by Nationwide Life Insurance Company.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Rule 485(b) under the Securities Act of 1933 for effectiveness of the Registration Statement and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Columbus, and State of Ohio, on April 21, 2023.
Nationwide VLI Separate Account-4
(Registrant)
Nationwide Life Insurance Company
(Depositor)
By: /s/ Paige L. Ryan
Paige L. Ryan Attorney-in-Fact
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated, on April 21, 2023.
JOHN L. CARTER
John L. Carter, President and Chief Operating Officer and Director
HOLLY R. SNYDER
Holly R. Snyder, Senior Vice President and Director
TIMOTHY G. FROMMEYER
Timothy G. Frommeyer, Executive Vice President and Director
ERIC S. HENDERSON
Eric S. Henderson, Senior Vice President-Nationwide Annuity and Director
STEVEN A. GINNAN
Steven A. Ginnan, Senior Vice President-Chief Financial Officer-Nationwide Financial and Director
KIRT A. WALKER
Director
By: /s/ Paige L. Ryan
Paige L. Ryan Attorney-in-Fact